                                            Registration Statement No. 333-00165
                                                                       811-07487

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 3

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 3

            THE TRAVELERS SEPARATE ACCOUNT QP FOR VARIABLE ANNUITIES
            --------------------------------------------------------
                           (Exact name of Registrant)

                        THE TRAVELERS INSURANCE COMPANY
                        -------------------------------
                              (Name of Depositor)

                 ONE TOWER SQUARE, HARTFORD, CONNECTICUT  06183
                 ----------------------------------------------
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, including area code: (860) 277-0111
                                                          --------------

                                ERNEST J. WRIGHT
                          Vice President and Secretary
                        The Travelers Insurance Company
                                One Tower Square
                          Hartford, Connecticut  06183
                          ----------------------------
                    (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:
                                              ---------------------------------

It is proposed that this filing will become effective (check appropriate box):

           immediately upon filing pursuant to paragraph (b) of Rule 485
---------
   X       on May 1, 1998 pursuant to paragraph (b) of Rule 485
---------
           60 days after filing pursuant to paragraph (a)(1) of Rule 485
---------
           on             pursuant to paragraph (a)(1) of Rule 485
---------     -----------

If appropriate, check the following box:

           this post-effective amendment designates a new effective date for a
------     previously filed post-effective amendment.

            THE TRAVELERS SEPARATE ACCOUNT QP FOR VARIABLE ANNUITIES

                             Cross-Reference Sheet

                                    Form N-4

ITEM
NO.                                                         CAPTION IN PROSPECTUS
---                                                         ---------------------
1.       Cover Page                                         Prospectus
2.       Definitions                                        Glossary of Special Terms
3.       Synopsis                                           Summary
4.       Condensed Financial Information                    Condensed Financial Information
5.       General Description of Registrant,                 The Company, The Separate
           Depositor, and Portfolio Companies                 Account and the Funding Options
6.       Deductions and Expenses                            Fee Table; Charges Under the Contracts;
                                                            Distribution of the Contracts
7.       General Description of Variable                    The Contracts
           Annuity Contracts
8.       Annuity Period                                     Payment of Benefits
9.       Death Benefit                                      Payment of Benefits
10.      Purchases and Contract Value                       Operation of the Contract
11.      Redemptions                                        Sales Loads
12.      Taxes                                              Federal Tax Considerations
13.      Legal Proceedings                                  Legal Proceedings
14.      Table of Contents of Statement                     Appendix B


                                                            CAPTION IN STATEMENT OF ADDITIONAL
                                                            INFORMATION
                                                            ------------------------------------------
15.      Cover Page                                         Statement of Additional Information
16.      Table of Contents                                  Table of Contents
17.      General Information and History                    The Insurance Company
18.      Services                                           Principal Underwriter; Distribution and
                                                                    Management Agreement
19.      Purchase of Securities Being Offered               Valuation of Assets
20.      Underwriters                                       Principal Underwriter
21.      Calculation of Performance Data                    Performance Information
22.      Annuity Payments                                   Not Applicable
23.      Financial Statements                               Financial Statements

                                     PART A

                      Information Required in a Prospectus

                              TRAVELERS GOLD TRACK
                       VARIABLE ANNUITY CONTRACT PROFILE



                                  MAY 1, 1998



THIS PROFILE IS A SUMMARY OF SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. THE CONTRACT IS MORE FULLY DESCRIBED IN THE FULL PROSPECTUS WHICH IS ATTACHED TO THIS PROFILE. PLEASE READ THE PROSPECTUS CAREFULLY. THE TERMS "WE," "US," "OUR" AND "THE COMPANY" REFER TO TRAVELERS INSURANCE COMPANY. "YOU" AND "YOUR" REFER TO THE CONTRACT OWNER.



1. THE VARIABLE ANNUITY CONTRACT. The Contract offered by Travelers Insurance Company is a variable annuity that is intended for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed income options. You will be issued a certificate summarizing the provisions of the group Contract. For convenience, we refer to Contracts and certificates as "Contracts." Under a qualified Contract, you can make one or more payments, as you choose, on a tax-deferred basis. Under a nonqualified Contract, you can make one or more payments with after-tax dollars. You direct your payment(s) to one or more of the variable funding options listed in Section 4 and/or to the Fixed Account. We guarantee money directed to the Fixed Account as to principal and interest. The variable funding options are designed to produce a higher rate of return than the Fixed Account; however, this is not guaranteed. You may also lose money in the variable funding options.



The Contract, like all deferred variable annuity contracts has two phases: the accumulation phase and the income phase. During the accumulation phase, under a qualified Contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a nonqualified Contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The income phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (annuity payments) you receive during the income phase.



2. ANNUITY PAYMENTS (THE INCOME PHASE). You may choose to receive annuity payments from the Fixed Account or the variable funding options. If you want to receive payments from your annuity, you can choose one of the following annuity options: Option 1 -- payments for your life (life annuity) assuming you are the annuitant; Option 2 -- payments for your life (life annuity) for a certain number of months as you select (such as 120, 180 or 240) with an added guarantee that payments will continue should you die during that period; Option
3 -- payments for your life (life annuity) with a cash refund with the guarantee that, upon your death, your beneficiary will receive the balance as a lump sum payment; Option 4 -- payments under a Joint and Last Survivor Life Annuity in which payments are made for your life and the life of another person (usually your spouse). Option 4 can also be elected with payments continuing at a reduced rate after the death of one payee.



Once you make an election of an annuity option and income payments begin, it cannot be changed. During the income phase, you have the same investment choices you had during the accumulation phase. If amounts are directed to the variable funding options, the dollar amount of your payments may increase or decrease. Once the annuity or income payments begin, the selection of funding options may be changed only with the permission of the Company.



3. PURCHASE. The minimum purchase payment allowed is an average of $1,000 annually per individual certificate, or $10,000 annually per group contract.

WHO MAY PURCHASE THIS CONTRACT?



The Contract is currently available for use in connection with qualified retirement plans, which include contracts qualifying under Section 401, 403(b) or 457 of the Internal Revenue Code. The Contract may also be issued for nonqualified and unfunded deferred compensation plans which do not qualify for special treatment under the Code.



4. INVESTMENT OPTIONS. You can direct your money into the Fixed Account and/or to any or all of the following variable funding options. The funding options and the Fixed Account are described in the applicable prospectuses for the funds. Depending on market conditions, you may make or lose money in any of these options.





Capital Appreciation Fund


Dreyfus Stock Index Fund


High Yield Bond Trust


Managed Assets Trust


AMERICAN ODYSSEY FUNDS, INC.


  Core Equity Fund


  Emerging Opportunities Fund


  Global High-Yield Bond Fund


  Intermediate-Term Bond Fund


  International Equity Fund


  Long-Term Bond Fund


DELAWARE GROUP PREMIUM FUND, INC.


  REIT Series


DREYFUS VARIABLE INVESTMENT FUND

  Capital Appreciation Portfolio
  Small Cap Portfolio

FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND


  Equity-Income Portfolio


  Growth Portfolio


  High Income Portfolio


FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II


  Asset Manager Portfolio


SALOMON BROTHERS VARIABLE SERIES FUNDS, INC.


  Salomon Brothers Variable Investors Fund


TEMPLETON VARIABLE PRODUCTS SERIES FUND


  Templeton Asset Allocation Fund (Class 1)


  Templeton Bond Fund (Class 1)


  Templeton Stock Fund (Class 1)


TRAVELERS SERIES FUND, INC.


  Alliance Growth Portfolio


  MFS Total Return Portfolio


  Putnam Diversified Income Portfolio


  Smith Barney High Income Portfolio


  Smith Barney International Equity Portfolio


  Smith Barney Large Capitalization Growth


  Portfolio


  Smith Barney Large Cap Value Portfolio


  Smith Barney Money Market Portfolio


THE TRAVELERS SERIES TRUST


  Convertible Bond Portfolio


  Disciplined Mid Cap Stock Portfolio


  Disciplined Small Cap Stock Portfolio


  MFS Mid Cap Growth Portfolio


  MFS Research Portfolio


  Social Awareness Stock Portfolio


  Strategic Stock Portfolio


  Travelers Quality Bond Portfolio


  U.S. Government Securities Portfolio


  Utilities Portfolio




5. EXPENSES.


Because of the size of these Contracts, the possible involvement of Third Party Administrators, and a competitive bidding process which may include negotiation, many of the charges imposed in the Contract are likely to vary from one Contract to the next. Maximum levels for sales-related expense, mortality and expense risk charges and administrative expense charges are set forth in this summary.



SALES CHARGES. Purchase payments are not subject to front-end sales load. However, the Company will charge either a surrender charge or a contingent deferred sales charge, as negotiated. The maximum contingent deferred sales charge is 5% of each purchase payment for a period of five years from the date the purchase payment was made. The maximum surrender charge is 5% during contract years one and two, 4% during contract years three and four, 3% during contract years five and six, 2% during contract years seven and eight, and if you withdraw all amounts under the contract, or if you begin receiving annuity payments, the Company may be required by your state to deduct a premium tax of 0% - 5%.

ADMINISTRATIVE AND MORTALITY AND EXPENSE RISK FEES. The Contract has insurance features and investment features, and there are costs related to each. For allocated contracts only, the Company deducts a maximum semiannual administrative charge of $15. A maximum sub-account administrative charge of
 .10% annually will be charged in addition to or instead of the semiannual administrative charge, depending upon the terms of your allocated Contract. The maximum annual mortality and expense risk charge is 1.20% of the amounts you direct to the funding options.



FUNDING OPTION EXPENSES. Each funding option charges for management and other expenses. The charges range from 0.28% to 2.11% annually, of the average daily net asset balance of the funding option, depending on the funding option.



The following table is designed to help you understand the Contract charges. The column "Total Annual Insurance Charge" shows the total of the $15 semiannual contract charge (which is represented as 0.274% below), the maximum insurance charge of 1.20% and the 0.10% administrative charge. The investment charges for each portfolio are also shown. Each of the American Odyssey Portfolios is listed twice, once with the optional CHART asset allocation fee of 1.25% reflected, and once without the optional asset allocation fee. The columns under the heading "Examples" show you how much you would pay under the Contract for a one-year period and for a 10-year period. The examples assume that you invested $1,000 in a Contract that earns 5% annually and that you withdraw your money at the end of year one and at the end of year 10. For year 1, the Total Annual Charges are assessed as well as the maximum contingent deferred surrender charge and maximum surrender charge. For year 10, the examples shows the aggregate of all the annual charges assessed during that time, but no withdrawal charges are shown. For these examples, the premium tax is assumed to be 0%. Please refer to the Fee Table in the prospectus for more details.


                                                               TOTAL                1 YEAR
                                                    TOTAL      ANNUAL                WITH      1 YEAR
                                                   ANNUAL     FUNDING     TOTAL    DEFERRED     WITH
                                                  INSURANCE    OPTION    ANNUAL     SALES     SURRENDER
                 PORTFOLIO NAME                    CHARGES    EXPENSES   CHARGES    CHARGE     CHARGE     10 YEAR
-----------------------------------------------------------------------------------------------------------------

Dreyfus Stock Index Fund........................    1.57%      0.28%      1.85%       $69        $70       $217
Capital Appreciation Fund.......................    1.57%      0.84%      2.41%       74          76        275
High Yield Bond Trust...........................    1.57%      0.84%      2.41%       74          76        275
Managed Assets Trust............................    1.57%      0.63%      2.20%       72          74        254
AMERICAN ODYSSEY FUNDS, INC.:
    Core Equity Fund............................    1.57%      0.65%      2.22%       73          74        256
    Emerging Opportunities Fund.................    1.57%      0.86%      2.43%       75          76        277
    Global High-Yield Bond Fund.................    1.57%      0.68%      2.25%       73          74        259
    Intermediate-Term Bond Fund.................    1.57%      0.63%      2.20%       72          74        254
    International Equity Fund...................    1.57%      0.77%      2.34%       74          75        268
    Long-Term Bond Fund.........................    1.57%      0.62%      2.19%       72          74        253
AMERICAN ODYSSEY FUNDS, INC.:*
    Core Equity Fund............................    2.82%      1.90%      4.72%       85          86        375
    Emerging Opportunities Fund.................    2.82%      2.11%      4.93%       87          88        394
    Global High-Yield Bond Fund.................    2.82%      1.93%      4.75%       85          86        378
    Intermediate-Term Bond Fund.................    2.82%      1.88%      4.70%       85          86        373
    International Equity Fund...................    2.82%      2.02%      4.84%       86          87        386
    Long-Term Bond Fund.........................    2.82%      1.87%      4.69%       85          85        372
DELAWARE GROUP PREMIUM FUND, INC.
    REIT Series.................................    1.57%      0.85%      2.42%       75          76        276
DREYFUS VARIABLE INVESTMENT FUND
    Capital Appreciation Portfolio..............    1.57%      0.80%      2.37%       74          75        271
    Small Cap Portfolio.........................    1.57%      0.78%      2.35%       74          75        269
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND
    Equity-Income Portfolio.....................    1.57%      0.58%      2.15%       72          73        249
    Growth Portfolio............................    1.57%      0.69%      2.26%       73          74        260
    High Income Portfolio.......................    1.57%      0.71%      2.28%       73          75        262
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II
    Asset Manager Portfolio.....................    1.57%      0.65%      2.22%       73          74        256
SALOMON BROTHERS VARIABLE SERIES FUNDS, INC.
    Salomon Brothers Variable Investors Fund....    1.57%      1.00%      2.57%       76          77        291
TEMPLETON VARIABLE PRODUCTS SERIES FUND
    Templeton Asset Allocation Fund.............    1.57%      0.78%      2.35%       74          75        269
    Templeton Bond Fund.........................    1.57%      0.68%      2.25%       73          74        259
    Templeton Stock Fund........................    1.57%      0.88%      2.45%       75          76        279

                                                               TOTAL                1 YEAR
                                                    TOTAL      ANNUAL                WITH      1 YEAR
                                                   ANNUAL     FUNDING     TOTAL    DEFERRED     WITH
                                                  INSURANCE    OPTION    ANNUAL     SALES     SURRENDER
                 PORTFOLIO NAME                    CHARGES    EXPENSES   CHARGES    CHARGE     CHARGE     10 YEAR
-----------------------------------------------------------------------------------------------------------------

TRAVELERS SERIES FUND, INC.
    Alliance Growth Portfolio...................    1.57%      0.82%      2.39%       74         $76       $273
    MFS Total Return Portfolio..................    1.57%      0.86%      2.43%       75          76        277
    Putnam Diversified Income Portfolio.........    1.57%      0.88%      2.45%       75          76        279
    Smith Barney High Income Portfolio..........    1.57%      0.70%      2.27%       73          74        261
    Smith Barney International Equity
      Portfolio.................................    1.57%      1.01%      2.58%       76          77        292
    Smith Barney Large Capitalization Growth
      Portfolio.................................    1.57%      1.00%      2.57%       76          77        291
    Smith Barney Large Cap Value Portfolio......    1.57%      0.69%      2.26%       73          74        260
    Smith Barney Money Market Portfolio.........    1.57%      0.65%      2.22%       73          74        256
THE TRAVELERS SERIES TRUST
    Convertible Bond Portfolio..................    1.57%      0.80%      2.37%       74          75        271
    Disciplined Mid Cap Stock Portfolio.........    1.57%      0.95%      2.52%       76          77        286
    Disciplined Small Cap Stock Portfolio.......    1.57%      1.00%      2.57%       76          77        291
    MFS Mid Cap Growth Portfolio................    1.57%      1.00%      2.57%       76          77        291
    MFS Research Portfolio......................    1.57%      1.00%      2.57%       76          77        291
    Social Awareness Stock Portfolio............    1.57%      0.98%      2.55%       76          77        289
    Strategic Stock Portfolio...................    1.57%      0.90%      2.47%       75          76        281
    Travelers Quality Bond Portfolio............    1.57%      0.75%      2.32%       74          75        266
    U.S. Government Securities Portfolio........    1.57%      0.58%      2.15%       72          73        249
    Utilities Portfolio.........................    1.57%      1.06%      2.63%       77          78        297



* Includes CHART asset allocation fee of 1.25%.



6. TAXES. The payments you make to the Contract during the accumulation phase are made with before-tax dollars or after-tax dollars. You may be taxed on your purchase payments and will be taxed on any earnings when you make a withdrawal or begin receiving payments. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.



For owners of qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, the Company can calculate and pay you the minimum distribution amount required by federal law.



7. ACCESS TO YOUR MONEY. You can take withdrawals at any time during the accumulation phase. A withdrawal charge (a deferred sales charge or surrender charge) may apply. The amount of the charge depends on a number of factors, including the length of time since the purchase payment was made (for deferred sales charges) or the length of time the Contract has been in force (for surrender charges). After the first contract year, you may withdraw up to 10% of the cash value (as of the end of the previous contract year) without a deferred sales charge. You may also have to pay income taxes, a federal tax penalty or premium taxes on any money you take out.



You may choose to receive monthly, quarterly, semiannual or annual ("systematic") withdrawals of at least $50 if your Contract's cash value is $5,000 or more. All applicable withdrawal charges and premium taxes will be deducted.



8. PERFORMANCE. The value of the Contract will vary depending upon the investment performance of the funding options you choose. The following chart shows total returns for each funding option for the time periods shown. The rate of return reflects the maximum insurance charges, administrative charge, investment charges and all other expenses of the funding option. The rate of return does not reflect any withdrawal charge, which, if applied, would reduce such performance. Past performance is not a guarantee of future results. Performance information that predates the separate account is considered "nonstandard" by the SEC. Such nonstandard performance information is shown in the Statement of Additional Information that you may request free of charge.

LAST TEN CALENDAR YEARS (OR FULL YEARS SINCE INCEPTION):



--------------------------------------------------------------------------------------------
                       PORTFOLIO NAME                           1997          INCEPTION DATE
--------------------------------------------------------------------------------------------
Dreyfus Stock Index Fund....................................    31.04%            10/1/96
Capital Appreciation Fund...................................    24.29%            10/1/96
High Yield Bond Trust.......................................    14.78%            10/1/96
Managed Assets Trust........................................    19.45%            10/1/96
AMERICAN ODYSSEY FUNDS(1)
    International Equity Fund...............................     3.41%            10/1/96
    Emerging Opportunities Fund.............................     5.38%            10/1/96
    Core Equity Fund........................................    29.93%            10/1/96
    Long-Term Bond Fund.....................................    10.32%            10/1/96
    Intermediate-Term Bond Fund.............................     5.85%            10/1/96
    Global High-Yield Bond Fund(3)..........................     4.47%            10/1/96
AMERICAN ODYSSEY FUNDS(2)
    International Equity Fund...............................     2.11%            10/1/96
    Emerging Opportunities Fund.............................     4.06%            10/1/96
    Core Equity Fund........................................    28.37%            10/1/96
    Long-Term Bond Fund.....................................     8.98%            10/1/96
    Intermediate-Term Bond Fund.............................     4.54%            10/1/96
    Global High-Yield Bond Fund(3)..........................     3.18%            10/1/96
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND
    Equity-Income Portfolio.................................    26.22%            10/1/96
    Growth Portfolio........................................    21.64%            10/1/96
    High Income Portfolio...................................    15.87%            10/1/96
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II
    Asset Manager Portfolio.................................    18.84%            10/1/96
TEMPLETON VARIABLE PRODUCTS SERIES FUND
    Templeton Asset Allocation Fund.........................    13.76%            10/1/96
    Templeton Bond Fund.....................................     0.91%            10/1/96
    Templeton Stock Fund....................................    10.16%            10/1/96
TRAVELERS SERIES FUND, INC.
    Alliance Growth Portfolio...............................    27.09%            10/1/96
    MFS Total Return Portfolio..............................    19.36%            10/1/96
    Putnam Diversified Income Portfolio.....................     6.03%            10/1/96
    Smith Barney High Income Portfolio......................    12.13%            10/1/96
    Smith Barney International Equity Portfolio.............     1.12%            10/1/96
    Smith Barney Large Cap Value Portfolio (formerly Smith
       Barney Income and Growth Portfolio)..................    24.74%            10/1/96
    Smith Barney Money Market Portfolio.....................     3.46%            10/1/96
THE TRAVELERS SERIES TRUST
    Social Awareness Stock Portfolio........................    25.39%            10/1/96
    U.S. Government Securities Portfolio....................    10.91%            10/1/96
    Utilities Portfolio.....................................    23.41%            10/1/96



(1) Reflects expenses that would be incurred for those Contract Owners who DO NOT participate in the CHART Asset Allocation program.



(2) Reflects expenses that would be incurred for those Contract Owners who DO participate in the CHART Asset Allocation program.



(3) Formerly American Odyssey Short-Term Bond Fund. The name, investment objective and investment subadviser of this fund were changed pursuant to a shareholder vote effective May 1, 1998.



Those funding options not illustrated above do not yet have one full year of performance history.



9. DEATH BENEFIT.



DEATH PRIOR TO MATURITY DATE: The death benefit applies upon the first death of the owner, joint owner or annuitant. Assuming you are the Annuitant, if you die before you move to the income phase, or before you reach age 75, whichever occurs first, the person you have chosen as your beneficiary will receive a death benefit.



For allocated contracts, the death benefit equals the greatest of: (1) the cash value of the participant's individual account or (2) the total purchase payments made under the Contract less any applicable premium tax, minus outstanding loan amounts and prior surrenders not previously deducted as of the date we receive due proof of death. Assuming you are the annuitant, if you die on or after age 75, and before the annuity commencement date, the death benefit payable will be the cash value of the participant's individual account, less any applicable premium tax or outstanding loans.



DEATH AFTER MATURITY DATE. If the annuitant dies after the maturity date, we will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity option in effect at the time of death.



10. OTHER INFORMATION



RIGHT TO RETURN



If you cancel the Contract or Certificate, as applicable, within ten days after you receive it, you receive a full refund of the cash value (including charges). Where state law requires a longer right to return (free look), or the return of the purchase payments, we will comply. You bear the investment risk during the free look period; therefore, the cash value returned to you may be greater or less than your purchase payment. The cash value will be determined as of the close of business on the day we receive a written request for a refund.



You can transfer between the funding options as frequently as you wish without any current tax implications. Currently there is no charge for transfers, nor a limit to the number of transfers allowed. We may, in the future, charge a fee for any transfer request, or limit the number of transfers allowed. At the minimum, we would always allow at least one transfer every six months. There may be restrictions on transfers between certain funding options.



11. ADDITIONAL FEATURES



This Contract has other features you may be interested in. These include:



DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in Funding Options each month, theoretically giving you a lower average cost per unit over time as compared to a single one-time purchase. Dollar cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee a profit nor prevent loss in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.



ASSET ALLOCATION ADVICE. If allowed, you may elect to enter into a separate advisory agreement with Copeland Financial Services, Inc. ("Copeland"), an affiliate of the Company, for the purpose of receiving asset allocation advice under Copeland's CHART Program. The CHART Program allocates all purchase payments among the American Odyssey Funds. The CHART Program and applicable fees are fully disclosed in a separate Disclosure Statement.



12. INQUIRIES. If you need more information, please contact us at (800) 842-9368 or:


    Travelers Insurance Company
    Annuity Services
    One Tower Square


    Hartford, CT 06183

                        THE TRAVELERS INSURANCE COMPANY

            THE TRAVELERS SEPARATE ACCOUNT QP FOR VARIABLE ANNUITIES

The group variable annuity contracts (the "Contracts") described in this prospectus are designed to fund plans ("Plans") established under certain sections of the Internal Revenue Code of 1986 (the "Code"). The Contract may also be issued for nonqualified and unfunded deferred compensation plans which do not qualify for special tax treatment under the Code.

The Contracts are designed for use in conjunction with qualified pension and profit-sharing plans, tax deferred annuity plans (for public school teachers and employees of certain other tax exempt and qualifying employers), and deferred compensation plans for state and local governments. These Plans also allow for Third Party Administrator involvement. Amounts held under the Plans may be entitled to tax-deferred treatment under certain sections of the Code.


The funding options available under the Contracts are listed below. They may not all be available under an employer's plan or in all states. This prospectus is not valid without the current prospectuses for these funding options. A Fixed Account Option is also available and is described in a separate prospectus. Unless specified otherwise, this prospectus refers to the funding options.



Capital Appreciation Fund                           TEMPLETON VARIABLE PRODUCTS SERIES FUND
Dreyfus Stock Index Fund                            Templeton Asset Allocation Fund (Class 1)
High Yield Bond Trust                                 Templeton Bond Fund (Class 1)
Managed Assets Trust                                  Templeton Stock Fund (Class 1)
AMERICAN ODYSSEY FUNDS, INC.                        TRAVELERS SERIES FUND, INC.
  Core Equity Fund                                  Alliance Growth Portfolio
  Emerging Opportunities Fund                         MFS Total Return Portfolio
  International Equity Fund                           Putnam Diversified Income Portfolio
  Global High-Yield Bond Fund                         Smith Barney High Income Portfolio
  Intermediate-Term Bond Fund                         Smith Barney International Equity Portfolio
  Long-Term Bond Fund                                 Smith Barney Large Capitalization Growth Portfolio
DELAWARE GROUP PREMIUM FUND, INC.                     Smith Barney Large Cap Value Portfolio
  REIT Series                                         Smith Barney Money Market Portfolio
DREYFUS VARIABLE INVESTMENT FUND                    THE TRAVELERS SERIES TRUST
  Capital Appreciation Portfolio                    Convertible Bond Portfolio
  Small Cap Portfolio                                 Disciplined Mid Cap Stock Portfolio
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND           Disciplined Small Cap Stock Portfolio
  Equity-Income Portfolio                             MFS Mid Cap Growth Portfolio
  Growth Portfolio                                    MFS Research Portfolio
  High Income Portfolio                               Social Awareness Stock Portfolio
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II        Strategic Stock Portfolio
  Asset Manager Portfolio                             Travelers Quality Bond Portfolio
SALOMON BROTHERS VARIABLE SERIES FUNDS, INC.          U.S. Government Securities Portfolio
  Salomon Brothers Variable Investors Fund            Utilities Portfolio



This prospectus sets forth the information that you should know before investing. Please read it and retain it for future reference. Additional information about the Separate Account has been filed with the Securities and Exchange Commission and is available without charge upon request. To obtain the Statement of Additional Information ("SAI") send a written request to The Travelers Insurance Company, Attn: Annuity Marketing, One Tower Square, Hartford, CT 06183, call 1-800-842-9368, or access the SEC's website (http://www.sec.gov). The Table of Contents for the SAI dated May 1, 1998, appears in Appendix B. The SAI is incorporated by reference to this prospectus. For more information about the Contract, contact your registered representative, or write to us at the above address.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE FUNDING OPTIONS. THE PROSPECTUSES FOR THE SEPARATE ACCOUNT AND THE FUNDING OPTIONS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.



VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTMENT.



                         PROSPECTUS DATED: MAY 1, 1998

                               TABLE OF CONTENTS


INDEX OF SPECIAL TERMS.....................      2
FEE TABLE..................................      3
CONDENSED FINANCIAL INFORMATION............      8
THE CONTRACTS..............................      8
  General..................................      8
  Allocated Contracts......................      8
  Unallocated Contracts....................      8
  Application of Purchase Payments.........      9
  Accumulation Units.......................      9
  Transfers................................      9
  The Funding Options......................      9
CHARGES UNDER THE CONTRACT.................     13
  Sales Charges............................     13
    Free Withdrawal Allowance..............     14
  Mortality and Expense Risk Charge........     14
  Funding Option Charges...................     14
  Administrative Charges...................     14
    Semiannual Policy Fee..................     14
    Administrative Expense.................     14
  Premium Tax Deductions...................     15
  TPA Administrative Charges...............     15
PAYMENT OF BENEFITS........................     15
  Death Benefit Proceeds Prior to Maturity
    Date...................................     15
  Death Proceeds After the Maturity Date...     16
  Election of Settlement Options...........     16
  Minimum Amounts..........................     17
  Misstatement.............................     17
  Retired Life Certificate.................     17
  Allocation of Cash Surrender Value During
    the Annuity Period.....................     17
  Annuity Options..........................     17
  Variable Annuity.........................     18
    Amount of First Payment................     18
    Annuity Unit Value.....................     18
    Initial Payment and Number of Annuity
      Units................................     18
    Amount of Subsequent Payments..........     18
  Fixed Annuity............................     19
THE SEPARATE ACCOUNT.......................     19
  Performance Information..................     19
  Standardized Method......................     19
  Nonstandardized Method...................     20
  General..................................     20
MISCELLANEOUS CONTRACT PROVISIONS..........     20
  Right to Return..........................     20
  Contract and Participant's Individual
    Account Termination....................     20
  Dollar Cost Averaging (Automated
    Transfers).............................     21
  Asset Allocation Advice..................     21
  Contract Exchanges.......................     22
  Postponement of Payment (Emergency
    Procedure).............................     22
  Account Value............................     22
FEDERAL TAX CONSIDERATIONS.................     22
  General Taxation of Annuities............     22
  Types of Contracts: Qualified or
    Nonqualified...........................     23
  Investor Control.........................     23
  Mandatory Distributions for Qualified
    Plans..................................     23
  Nonqualified Annuity Contracts...........     23
  Qualified Annuity Contracts..............     24
  Penalty Tax for Premature
    Distributions..........................     24
  Diversification Requirements.............     24
OTHER INFORMATION..........................     25
  The Insurance Company....................     25
  Year 2000 Compliance.....................     25
  Distribution of Variable Annuity
    Contracts..............................     25
  Conformity with State and Federal Laws...     26
  Voting Rights............................     26
  Contract Modification....................     26
  Legal Proceedings........................     26
APPENDIX A: CONDENSED FINANCIAL
  INFORMATION..............................    A-1
APPENDIX B: CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION...................    B-1



                             INDEX OF SPECIAL TERMS



The following terms are italicized throughout the prospectus. Refer to the page listed for an explanation of each term.



Accumulation Unit..........................    9
Annuitant..................................    8
Annuity Payments...........................    8
Annuity Unit...............................    9
Cash Value.................................    8
Contract Date..............................    8
Contract Owner (You, Your).................    8
Contract Value.............................    8
Contract Year..............................    8
Funding Option(s)..........................    9
Income Payments............................    8
Individual Account.........................    8
Maturity Date..............................    8
Participant................................    8
Purchase Payment...........................    8
Written Request............................    8

                              SEPARATE ACCOUNT QP

                                   FEE TABLE
--------------------------------------------------------------------------------

 MAXIMUM CONTRACT OWNER TRANSACTION CHARGE

-------------------------------------------------------------------------------------
                                                      YEARS SINCE
                                                   PURCHASE PAYMENT
CONTINGENT DEFERRED SALES CHARGE                         MADE              PERCENTAGE
-------------------------------------------------------------------------------------
As a percentage of purchase payments                      0-5                  5%
                                                            6+                 0%
OR

-------------------------------------------------------------------------------------
                SURRENDER CHARGE                       CONTRACT YEAR       PERCENTAGE
-------------------------------------------------------------------------------------
As a percentage of amount surrendered                       1-2                5%
                                                            3-4                4%
                                                            5-6                3%
                                                            7-8                2%
                                                              9+               0%


 MAXIMUM CONTRACT ADMINISTRATIVE CHARGE


Semiannual Contract Administrative Charge (allocated
  contracts only)                                             $ 15
AND/OR
Funding Option Administrative Charge                           .10%
(As a percentage of amounts allocated to the variable
funding options under allocated contracts)

 MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES

Mortality and Expense Risk Fees                              1.20%

(As a percentage of average daily net assets of the Separate Account)

FUNDING OPTION EXPENSES


(as a percentage of average daily net assets of the funding option as of December 31, 1997, unless otherwise noted.)

--------------------------------------------------------------------------------




                                                          MANAGEMENT FEE   OTHER EXPENSES       TOTAL
                                                          (AFTER EXPENSE   (AFTER EXPENSE    UNDERLYING
                   UNDERLYING FUNDS:                      REIMBURSEMENT)   REIMBURSEMENT)   FUND EXPENSES
---------------------------------------------------------------------------------------------------------
Dreyfus Stock Index Fund................................       0.25%            0.03%           0.28%
Capital Appreciation Fund...............................       0.75%            0.09%           0.84%
High Yield Bond Trust...................................       0.50%            0.34%           0.84%
Managed Assets Trust....................................       0.50%            0.13%           0.63%
AMERICAN ODYSSEY FUNDS, INC.
    Core Equity Fund....................................       0.57%            0.08%(1)        0.65%
    Emerging Opportunities Fund.........................       0.60%            0.26%(1)        0.86%
    Global High-Yield Bond Fund.........................       0.43%            0.25%(2)        0.68%
    Intermediate-Term Bond Fund.........................       0.50%            0.13%(1)        0.63%
    International Equity Fund...........................       0.65%            0.12%(1)        0.77%
    Long-Term Bond Fund.................................       0.50%            0.12%(1)        0.62%
AMERICAN ODYSSEY FUNDS, INC.*
    Core Equity Fund....................................       0.57%            1.33%(1)        1.90%
    Emerging Opportunities Fund.........................       0.60%            1.51%(1)        2.11%
    Global High-Yield Bond Fund.........................       0.43%            1.50%(2)        1.93%
    Intermediate-Term Bond Fund.........................       0.50%            1.38%(1)        1.88%
    International Equity Fund...........................       0.65%            1.37%(1)        2.02%
    Long-Term Bond Fund.................................       0.50%            1.37%(1)        1.87%
DELAWARE GROUP PREMIUM FUND, INC.
    REIT Series.........................................       0.75%            0.10%(3)        0.85%
DREYFUS VARIABLE INVESTMENT FUND
    Capital Appreciation Portfolio......................       0.75%            0.05%           0.80%
    Small Cap Portfolio.................................       0.75%            0.03%           0.78%
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND
    Equity-Income Portfolio.............................       0.50%            0.08%(4)        0.58%
    Growth Portfolio....................................       0.60%            0.09%(4)        0.69%
    High Income Portfolio...............................       0.59%            0.12%(4)        0.71%
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II
    Asset Manager Portfolio.............................       0.55%            0.10%(4)        0.65%
SALOMON BROTHERS VARIABLE SERIES FUNDS, INC.
    Salomon Brothers Variable Investors Fund............       0.70%            0.30%(5)        1.00%
TEMPLETON VARIABLE PRODUCTS SERIES FUND
    Templeton Asset Allocation Fund.....................       0.60%            0.18%(6)        0.78%
    Templeton Bond Fund.................................       0.50%            0.18%           0.68%
    Templeton Stock Fund................................       0.69%            0.19%(6)        0.88%
TRAVELERS SERIES FUND, INC.
    Alliance Growth Portfolio...........................       0.80%            0.02%(7)        0.82%
    MFS Total Return Portfolio..........................       0.80%            0.06%(7)        0.86%
    Putnam Diversified Income Portfolio.................       0.75%            0.13%(7)        0.88%
    Smith Barney High Income Portfolio..................       0.60%            0.10%(7)        0.70%
    Smith Barney International Equity Portfolio.........       0.90%            0.11%(7)        1.01%
    Smith Barney Large Capitalization Growth
      Portfolio.........................................       0.75%            0.25%(8)        1.00%
    Smith Barney Large Cap Value Portfolio..............       0.65%            0.04%(7)        0.69%
    Smith Barney Money Market Portfolio.................       0.60%            0.05%(9)        0.65%
THE TRAVELERS SERIES TRUST
    Convertible Bond Portfolio..........................       0.60%            0.20%(10)       0.80%
    Disciplined Mid Cap Stock Portfolio.................       0.70%            0.25%(11)       0.95%
    Disciplined Small Cap Stock Portfolio...............       0.80%            0.20%(10)       1.00%
    MFS Mid Cap Growth Portfolio........................       0.80%            0.20%(10)       1.00%
    MFS Research Portfolio..............................       0.80%            0.20%(10)       1.00%
    Social Awareness Stock Portfolio....................       0.65%            0.33%           0.98%
    Strategic Stock Portfolio...........................       0.60%            0.30%(10)       0.90%
    Travelers Quality Bond Portfolio....................       0.32%            0.43%(11)       0.75%
    U.S. Government Securities Portfolio................       0.32%            0.26%           0.58%
    Utilities Portfolio.................................       0.65%            0.41%           1.06%



* Includes CHART asset allocation fee of 1.25%.

NOTES:



The purpose of this Fee Table is to assist Contract Owners in understanding the various maximum costs and expenses that Contract Owners or Participants will bear, directly or indirectly, under the Contract. See "Charges and Deductions" in this prospectus for additional information. Expenses shown do not include premium taxes, which may be applicable. "Other Expenses" include operating costs of the fund. These expenses are reflected in each funding option's net asset value and are not deducted from the account value under the contract.



 (1) These fees reflect an expense reimbursement arrangement with the Funds' investment adviser. Without reimbursement, Total Underlying Fund Expenses would have been 0.79% for the INTERNATIONAL EQUITY FUND and 0.67% for the CORE EQUITY FUND. The figures After Expense Reimbursement may be greater than the figures Before Expense Reimbursement because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.



 (2) The Management Fees and Other Expenses for the GLOBAL HIGH-YIELD BOND FUND are estimates and are not based on actual 1997 Fund expenses. Prior to May 1, 1998, the Global High-Yield Bond Fund was named the "Short-Term Bond Fund" and had a substantially different investment objective and investment program. Information about the Short-Term Bond Fund is unlikely to be helpful to investors in the Global High-Yield Bond Fund.



 (3) The adviser for the DELAWARE REIT SERIES has agreed to voluntarily waive its fee and pay the expenses of the Series to the extent that the Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed 0.85% of its average daily net assets through June 30, 1998.



 (4) A portion of the brokerage commissions that certain funds pay was used to reduce funds' expenses. In addition, certain funds have entered into arrangements with their custodian whereby credits realized, as a result of uninvested cash balances were used to reduce custodian expenses. Without these reductions, the Total underlying Fund Expenses presented in this table would have been 0.64% for ASSET MANAGER PORTFOLIO, 0.57% for EQUITY INCOME PORTFOLIO, 0.67% for GROWTH PORTFOLIO, and 0.71% for HIGH INCOME PORTFOLIO.



 (5) The amounts set forth for Other Expenses are based on estimates for the current fiscal year and will include fees for shareholder services, administrative fees, custodial fees, legal and accounting fees, printing costs and registration fees. These expenses reflect the voluntary agreement by the Fund's adviser to impose an expense cap of 1.00% for the fiscal year ending December 31, 1998 on the total operating expenses of the Fund (exclusive of taxes, interest and extraordinary expenses such as litigation and indemnification expenses). Absent such agreement, the ratio of other expenses and total operating expenses to the average daily net assets would be 1.91% and 2.61%, respectively, for the SALOMON BROTHERS VARIABLE INVESTORS FUND.



 (6) Management Fees and Total Fund Operating Expenses have been restated to reflect the management fee schedule approved by shareholders and effective May 1, 1997. Actual Management Fees and Total Expenses during 1997 were lower.



 (7) Other expenses are as of October 31, 1997 (the Fund's fiscal year end). There were no fees waived or expenses reimbursed for these funds in 1997.



 (8) Other Expenses are based on estimates for the current fiscal year ending October 31, 1998. Additionally, these fees reflect a voluntary expense limitation of 1.00% of the Portfolio's average net assets.



 (9) Other expenses are as of October 31, 1997 and take into account the current expense limitations agreed to by the Portfolios' investment manager (the "Manager"). The Manager waived all of its fees for the period and reimbursed the Portfolios for their expenses. Without such arrangements, the Total Expenses for the SMITH BARNEY MONEY MARKET PORTFOLIO would have been 0.67%.



(10) Other Expenses are based on estimates for the current fiscal year and will include fees for shareholder services, administrative fees, custodial fees , legal and accounting fees, printing costs and registration fees. Additionally, these fees reflect a voluntary expense reimbursement arrangement by Travelers to reimburse the Portfolios for the amount by which their aggregate total operating expenses exceed 1.00% for the DISCIPLINED SMALL CAP STOCK PORTFOLIO, MFS MID CAP GROWTH PORTFOLIO, MFS RESEARCH PORTFOLIO; 0.80% for the CONVERTIBLE BOND PORTFOLIO; and 0.90% for the STRATEGIC STOCK PORTFOLIO. These expenses have been illustrated at a limit which the Portfolios' adviser believes to be in line with the actual projected expenses of the Portfolios.



(11) Other Expenses reflect the current expense reimbursement arrangement with Travelers where Travelers has agreed to reimburse the Portfolios for the amount by which their aggregate expenses (including management fees, but excluding brokerage commissions, interest charges and taxes) exceeds 0.95% (0.75% for the Quality Bond Portfolio). Without such arrangements, the Total Funding Option Expenses would have been 1.82% for DISCIPLINED MID CAP STOCK PORTFOLIO, and 1.13% for TRAVELERS QUALITY BOND PORTFOLIO.

 EXAMPLE WITH DEFERRED SALES CHARGES (PERCENTAGE OF PURCHASE PAYMENT)*


Assuming a 5% annual return on assets, a $1,000 investment would be subject to the following expenses:




--------------------------------------------------------------------------------------------------------------------------------
                                                                                             IF CONTRACT IS NOT SURRENDERED OR
                                                     IF CONTRACT IS SURRENDERED AT THE          ANNUITIZED AT END OF PERIOD
                                                           END OF PERIOD SHOWN:                           SHOWN:
                                                   -------------------------------------   -------------------------------------
           UNDERLYING FUNDING OPTIONS:             1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------------------------------------------------------
Dreyfus Stock Index Fund.........................   $69      $108      $150       $217      $19       $58      $100       $217
Capital Appreciation Fund........................    74       125       179        275       24        75       129        275
High Yield Bond Trust............................    74       125       179        275       24        75       129        275
Managed Assets Trust.............................    72       119       168        254       22        69       118        254
AMERICAN ODYSSEY FUNDS, INC.(1):
   Core Equity Fund..............................    73       120       169        256       23        70       119        256
   Emerging Opportunities Fund...................    75       126       180        277       25        76       130        277
   Global High-Yield Bond Fund...................    73       120       171        259       23        70       121        259
   Intermediate-Term Bond Fund...................    72       119       168        254       22        69       118        254
   International Equity Fund.....................    74       123       175        268       24        73       125        268
   Long-Term Bond Fund...........................    72       119       168        253       22        69       118        253
AMERICAN ODYSSEY FUNDS, INC.(2):
   Core Equity Fund..............................    85       157       230        375       35       107       180        375
   Emerging Opportunities Fund...................    87       163       240        394       37       113       190        394
   Global High-Yield Bond Fund...................    85       158       232        378       35       108       182        378
   Intermediate-Term Bond Fund...................    85       156       230        373       35       106       180        373
   International Equity Fund.....................    86       160       236        386       36       110       186        386
   Long-Term Bond Fund...........................    85       156       229        372       35       106       179        372
DELAWARE GROUP PREMIUM FUND, INC.
   REIT Series...................................    75       126       179        276       25        76       129        276
DREYFUS VARIABLE INVESTMENT FUND
   Capital Appreciation Portfolio................    74       124       177        271       24        74       127        271
   Small Cap Portfolio...........................    74       123       176        269       24        73       126        269
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND
   Equity-Income Portfolio.......................    72       117       166        249       22        67       116        249
   Growth Portfolio..............................    73       121       171        260       23        71       121        260
   High Income Portfolio.........................    73       121       172        262       23        71       122        262
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II
   Asset Manager Portfolio.......................    73       120       169        256       23        70       119        256
SALOMON BROTHERS VARIABLE SERIES FUNDS, INC.
   Salomon Brothers Variable Investors Fund......    76       130       187        291       26        80       137        291
TEMPLETON VARIABLE PRODUCTS SERIES FUND
   Templeton Asset Allocation Fund...............    74       123       176        269       24        73       126        269
   Templeton Bond Fund...........................    73       120       171        259       23        70       121        259
   Templeton Stock Fund..........................    75       126       181        279       25        76       131        279
TRAVELERS SERIES FUND, INC.
   Alliance Growth Portfolio.....................    74       125       178        273       24        75       128        273
   MFS Total Return Portfolio....................    75       126       180        277       25        76       130        277
   Putnam Diversified Income Portfolio...........    75       126       181        279       25        76       131        279
   Smith Barney High Income Portfolio............    73       121       172        261       23        71       122        261
   Smith Barney International Equity Portfolio...    76       130       187        292       26        80       137        292
   Smith Barney Large Capitalization Growth
     Portfolio...................................    76       130       187        291       26        80       137        291
   Smith Barney Large Cap Value Portfolio........    73       121       171        260       23        71       121        260
   Smith Barney Money Market Portfolio...........    73       120       169        256       23        70       119        256
THE TRAVELERS SERIES TRUST
   Convertible Bond Portfolio....................    74       124       177        271       24        74       127        271
   Disciplined Mid Cap Stock Portfolio...........    76       129       184        286       26        79       134        286
   Disciplined Small Cap Stock Portfolio.........    76       130       187        291       26        80       137        291
   MFS Mid Cap Growth Portfolio..................    76       130       187        291       26        80       137        291
   MFS Research Portfolio........................    76       130       187        291       26        80       137        291
   Social Awareness Stock Portfolio..............    76       129       186        289       26        79       136        289
   Strategic Stock Portfolio.....................    75       127       182        281       25        77       132        281
   Travelers Quality Bond Portfolio..............    74       123       174        266       24        73       124        266
   U.S. Government Securities Portfolio..........    72       118       166        249       22        68       116        249
   Utilities Portfolio...........................    77       132       190        297       27        82       140        297



 * THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE EXAMPLE REFLECTS THE $15 SEMIANNUAL CONTRACT FEE AS AN ANNUAL CHARGE OF 0.274% OF ASSETS.



(1) Reflects expenses that would be incurred for those Contract Owners who DO NOT participate in the CHART Asset Allocation program.



(2) Reflects expenses that would be incurred for those Contract Owners who DO participate in the CHART Asset Allocation program.

 EXAMPLE WITH SURRENDER CHARGES (PERCENTAGE OF AMOUNT SURRENDERED)*



Assuming a 5% annual return on assets, a $1,000 investment would be subject to the following expenses:



-----------------------------------------------------------------------------------------------------------------------
                                            IF CONTRACT IS SURRENDERED AT THE       IF CONTRACT IS NOT SURRENDERED OR
                                                  END OF PERIOD SHOWN:             ANNUITIZED AT END OF PERIOD SHOWN:
                                          -------------------------------------   -------------------------------------
      UNDERLYING FUNDING OPTIONS:         1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------------------------------------------------------------
Dreyfus Stock Index Fund................   $70      $102      $135       $217      $19       $58      $100       $217
Capital Appreciation Fund...............    76       118       163        275       24        75       129        275
High Yield Bond Trust...................    76       118       163        275       24        75       129        275
Managed Assets Trust....................    74       112       153        254       22        69       118        254
AMERICAN ODYSSEY FUNDS, INC.(1):
   Core Equity Fund.....................    74       113       154        256       23        70       119        256
   Emerging Opportunities Fund..........    76       119       164        277       25        76       130        277
   Global High-Yield Bond Fund..........    74       114       155        259       23        70       121        259
   Intermediate-Term Bond Fund..........    74       112       153        254       22        69       118        254
   International Equity Fund............    75       116       159        268       24        73       125        268
   Long-Term Bond Fund..................    74       112       152        253       22        69       118        253
AMERICAN ODYSSEY FUNDS, INC.(2):
   Core Equity Fund.....................    86       148       213        375       35       107       180        375
   Emerging Opportunities Fund..........    88       154       222        394       37       113       190        394
   Global High-Yield Bond Fund..........    86       149       214        378       35       108       182        378
   Intermediate-Term Bond Fund..........    86       148       212        373       35       106       180        373
   International Equity Fund............    87       152       218        386       36       110       186        386
   Long-Term Bond Fund..................    85       148       211        372       35       106       179        372
DELAWARE GROUP PREMIUM FUND, INC.
   REIT Series..........................    76       119       163        276       25        76       129        276
DREYFUS VARIABLE INVESTMENT FUND
   Capital Appreciation Portfolio.......    75       117       161        271       24        74       127        271
   Small Cap Portfolio..................    75       117       160        269       24        73       126        269
FIDELITY'S VARIABLE INSURANCE PRODUCTS
 FUND
   Equity-Income Portfolio..............    73       111       150        249       22        67       116        249
   Growth Portfolio.....................    74       114       156        260       23        71       121        260
   High Income Portfolio................    75       115       157        262       23        71       122        262
FIDELITY'S VARIABLE INSURANCE PRODUCTS
 FUND II
   Asset Manager Portfolio..............    74       113       154        256       23        70       119        256
SALOMON BROTHERS VARIABLE SERIES FUNDS,
 INC.
   Salomon Brothers Variable Investors
     Fund...............................    77       123       171        291       26        80       137        291
TEMPLETON VARIABLE PRODUCTS SERIES FUND
   Templeton Asset Allocation Fund......    75       117       160        269       24        73       126        269
   Templeton Bond Fund..................    74       114       155        259       23        70       121        259
   Templeton Stock Fund.................    76       120       165        279       25        76       131        279
TRAVELERS SERIES FUND, INC.
   Alliance Growth Portfolio............    76       118       162        273       24        75       128        273
   MFS Total Return Portfolio...........    76       119       164        277       25        76       130        277
   Putnam Diversified Income
     Portfolio..........................    76       120       165        279       25        76       131        279
   Smith Barney High Income Portfolio...    74       114       156        261       23        71       122        261
   Smith Barney International Equity
     Portfolio..........................    77       123       171        292       26        80       137        292
   Smith Barney Large Capitalization
     Growth Portfolio...................    77       123       171        291       26        80       137        291
   Smith Barney Large Cap Value
     Portfolio..........................    74       114       156        260       23        71       121        260
   Smith Barney Money Market Portfolio..    74       113       154        256       23        70       119        256
THE TRAVELERS SERIES TRUST
   Convertible Bond Portfolio...........    75       117       161        271       24        74       127        271
   Disciplined Mid Cap Stock
     Portfolio..........................    77       122       168        286       26        79       134        286
   Disciplined Small Cap Stock
     Portfolio..........................    77       123       171        291       26        80       137        291
   MFS Mid Cap Growth Portfolio.........    77       123       171        291       26        80       137        291
   MFS Research Portfolio...............    77       123       171        291       26        80       137        291
   Social Awareness Stock Portfolio.....    77       122       170        289       26        79       136        289
   Strategic Stock Portfolio............    76       120       166        281       25        77       132        281
   Travelers Quality Bond Portfolio.....    75       116       158        266       24        73       124        266
   U.S. Government Securities
     Portfolio..........................    73       111       150        249       22        68       116        249
   Utilities Portfolio..................    78       125       173        297       27        82       140        297



 * THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE EXAMPLE REFLECTS THE $15 SEMIANNUAL CONTRACT FEE AS AN ANNUAL CHARGE OF 0.274% OF ASSETS.



(1) Reflects expenses that would be incurred for those Contract Owners who DO NOT participate in the CHART Asset Allocation program.



(2) Reflects expenses that would be incurred for those Contract Owners who DO participate in the CHART Asset Allocation program.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

See Appendix A on page A-1.


                                 THE CONTRACTS

--------------------------------------------------------------------------------

GENERAL

The Contracts, issued on a group basis, are designed for use only with plans which qualify for special tax treatment under the Internal Revenue Code, such as tax deferred annuity plans for public school teachers and employees and employees of certain other tax-exempt organizations; pension and profit-sharing plans; and deferred compensation plans for state and local governments. Contracts issued under nonqualified deferred compensation plans do not qualify for special tax treatment under the Code.


Gold Track is a variable annuity designed to help contract owners and participants accumulate money for retirement. Certificates are issued to individual participants under a group contract. Under the Contract, you (the contract owner or participant, as applicable) make purchase payments to us and we credit them to your account. The Company promises to pay the owner or the participant, as provided in an employer's plan, an income, in the form of annuity payments, beginning on the maturity date (a future date chosen on which annuity payments begin). The annuitant is the individual on whose life the maturity date and the amount of the monthly annuity payments depend. The annuitant may not be changed after the contract is in effect. The purchase payments accumulate tax deferred in the funding options of your choice, or as provided in the plan under which the Contract is issued. You assume the risk of gain or loss according to the performance of the funding options. The cash value is the amount of purchase payments, plus or minus any investment experience. The cash value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the maturity date the cash value will equal or exceed the total purchase payments made under the Contract, except as specified or elected under the death benefit provisions described in this prospectus. The date the Contract and its benefits became effective is referred to as the contract date. Each 12-month period following this contract date is called a contract year. The record of accumulation units credited to an owner is called the owner's account. The record of accumulation units credited to a participant is called the individual account.



Certain changes and elections must be made in writing to the Company. Where the term "written request" is used, it means that written information must be sent to the Company's Home Office in a form and content satisfactory to us.



The Contracts may be issued on either an allocated or an unallocated basis. Both the allocated and unallocated contracts provide for fixed (Fixed Acccount Option) and variable (Separate Account) accumulations and annuity payouts. The Fixed Account Option is described in a separate prospectus.



ALLOCATED CONTRACTS



A group allocated Contract will cover all present and future participants under the Contract. A participant under an allocated Contract receives a certificate which evidences participation in the Contract.



UNALLOCATED CONTRACTS



We offer an unallocated annuity Contract, designed for use with certain Qualified Plans where the employer has secured the services of a TPA.



The Contracts will be issued to an employer or the trustee(s) or custodian of an employer's Qualified Plan. All purchase payments are held under the Contract, as directed by the contract owner. There are no individual allocations under the unallocated Contracts for individual participants in the Qualified Plan.

APPLICATION OF PURCHASE PAYMENTS



Each purchase payment will be applied to the Contract to provide accumulation units of the funding options, as selected by the contract owner. A funding option is a fixed interest account, a managed separate account or available underlying fund to which assets under a variable annuity contract may be allocated. Such accumulation units will be credited to an owner's account or individual account, as directed or as provided in the plan. If the Contract application is in good order, the Company will apply the initial purchase payment within two business days of receipt at the Company's Home Office. If the application is not in good order, the Company will attempt to secure the missing information within five business days. If the application is not complete at the end of this period, the Company will inform the applicant of the reason for the delay. The purchase payment will be returned immediately unless the applicant specifically consents to the Company keeping the purchase payment until the application is complete. Once it is complete, the purchase payment will be applied within two business days. Our business day ends when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time.



ACCUMULATION UNITS



An accumulation unit is used to calculate the value of a Contract. An accumulation unit works like a share of a mutual fund. Each funding option has a corresponding accumulation unit value. The accumulation units are valued each business day and may increase or decrease from day to day. The number of accumulation units we will credit to the Contract once we receive a purchase payment is determined by dividing the amount directed to each funding option by the value of the accumulation unit. We calculate the value of an accumulation unit for each funding option each day after the New York Stock Exchange closes. After the value is calculated, your account is credited. During the annuity period (i.e., after the maturity date), you are credited with annuity units.



TRANSFERS





You may transfer cash values from one or more funding options to other funding options, subject to the terms and conditions of the Contract (and your Plan). If authorized by the contract owner, participants under allocated Contracts may transfer all or any of their cash value from one funding option to another up to 30 days before the due date of the first annuity payment.



THE FUNDING OPTIONS



You choose which of the following variable funding options to have your purchase payments allocated to. You will find detailed information about the options and their inherent risks in the current prospectuses for the funding options which must accompany this prospectus. Since each option has varying degrees of risk, please read the prospectuses carefully before investing. Additional copies of the prospectuses may be obtained by contacting your registered representative or by calling 1-800-842-9368.



The funding options and their investment objectives and advisers are as follows:





-----------------------------------------------------------------------------------------------------------------
        INVESTMENT                                  INVESTMENT                                 INVESTMENT
          OPTIONS                                   OBJECTIVE                              ADVISER/SUBADVISER
-----------------------------------------------------------------------------------------------------------------
Dreyfus Stock Index Fund     Seeks to provide investment results that correspond to    Mellon Equity Securities
                             the price and yield performance of publicly traded
                             common stocks in the aggregate, as represented by the
                             Standard & Poor's 500 Composite Stock Price Index.
Capital Appreciation Fund    Seeks growth of capital through the use of common         Travelers Asset Management
                             stocks. Income is not an objective. The Fund invests      International Corporation
                             principally in common stocks of small to large companies  ("TAMIC")
                             which are expected to experience wide fluctuations in     Subadviser: Janus Capital
                             price in both rising and declining markets.               Corp.

-----------------------------------------------------------------------------------------------------------------
        INVESTMENT                                  INVESTMENT                                 INVESTMENT
          OPTIONS                                   OBJECTIVE                              ADVISER/SUBADVISER
-----------------------------------------------------------------------------------------------------------------
High Yield Bond Trust*       Seeks generous income. The assets of the High Yield Bond  TAMIC
                             Trust will be invested in bonds which, as a class, sell
                             at discounts from par value and are typically high risk
                             securities.
Managed Assets Trust**       Seeks high total investment return through a fully        TAMIC
                             managed investment policy in a portfolio of equity, debt  Subadviser: Travelers
                             and convertible securities.                               Investment Management
                                                                                       Company ("TIMCO")

AMERICAN ODYSSEY FUNDS,
INC.
  Core Equity Fund           Seeks maximum long-term total return by investing         American Odyssey Funds
                             primarily in common stocks of well-established            Management, Inc.
                             companies.                                                Subadviser: Equinox
                                                                                       Capital Management, Inc.

  Emerging Opportunities     Seeks maximum long-term total return by investing         American Odyssey Funds
  Fund                       primarily in common stocks of small, rapidly growing      Management, Inc.
                             companies.                                                Subviser: Cowen Asset
                                                                                       Management and Chartwell
                                                                                       Investment Partners

  Global High-Yield Bond     Seeks maximum long-term total return (capital             American Odyssey Funds
  Fund*(1)                   appreciation and income) by investing primarily in        Management, Inc.
                             high-yield debt securities from the United States and     Subadviser: BEA Associates
                             abroad.

  Intermediate-Term Bond     Seeks maximum long-term total return by investing         American Odyssey Funds
  Fund*                      primarily in intermediate-term corporate debt             Management, Inc.
                             securities, U.S. government securities, mortgage-related  Subadviser: TAMIC securities and asset-backed securities, as well as money
                             market instruments.

  International Equity Fund  Seeks maximum long-term total return by investing         American Odyssey Funds
                             primarily in common stocks of established non-U.S.        Management, Inc.
                             companies.                                                Subadviser: Bank of
                                                                                       Ireland Asset Management
                                                                                       (U.S.) Limited

  Long-Term Bond Fund*       Seeks maximum long-term total return by investing         American Odyssey Funds
                             primarily in long-term corporate debt securities, U.S.    Management, Inc.
                             government securities, mortgage-related securities, and   Subadviser: Western Asset
                             asset-backed securities, as well as money market          Management Company
                             instruments.

DELAWARE GROUP PREMIUM
FUND, INC.
  REIT Series                Seeks maximum long-term total return by investing in      Delaware Management
                             securities of companies primarily engaged in the real     Company, Inc.
                             estate industry.                                          Subadviser: Lincoln
                                                                                       Investment Management,
                                                                                       Inc.

DREYFUS VARIABLE INVESTMENT
FUND
  Capital Appreciation       Seeks primarily to provide long-term capital growth       The Dreyfus Corporation
  Portfolio                  consistent with the preservation of capital; current      Subadviser: Fayez Sarofim
                             income is a secondary investment objective. The           & Co.
                             portfolio invests primarily in the common stocks of
                             domestic and foreign issuers.

  Small Cap Portfolio        Seeks to maximize capital appreciation.                   The Dreyfus Corporation

FIDELITY'S VARIABLE
INSURANCE PRODUCTS FUND
  VIP Equity-Income          Seeks reasonable income by investing primarily in         Fidelity Management &
  Portfolio                  income- producing equity securities; in choosing these    Research Company
                             securities, the portfolio manager will also consider the
                             potential for capital appreciation.

-----------------------------------------------------------------------------------------------------------------
        INVESTMENT                                  INVESTMENT                                 INVESTMENT
          OPTIONS                                   OBJECTIVE                              ADVISER/SUBADVISER
-----------------------------------------------------------------------------------------------------------------
FIDELITY'S VARIABLE
INSURANCE PRODUCTS FUND,
CONTINUED



-----------------------------------------------------------------------------------------------------------------
        INVESTMENT                                  INVESTMENT                                 INVESTMENT
          OPTIONS                                   OBJECTIVE                              ADVISER/SUBADVISER
-----------------------------------------------------------------------------------------------------------------
  VIP Growth Portfolio       Seeks capital appreciation by purchasing common stocks    Fidelity Management &
                             of well-known, established companies, and small emerging  Research Company growth companies, although its investments are not
                             restricted to any one type of security. Capital
                             appreciation may also be found in other types of
                             securities, including bonds and preferred stocks.
  VIP High Income            Seeks to obtain a high level of current income by         Fidelity Management &
  Portfolio*                 investing primarily in high yielding, lower-rated,        Research Company
                             fixed-income securities, while also considering growth
                             of capital.
FIDELITY'S VARIABLE
INSURANCE PRODUCTS FUND II
  VIP II Asset Manager       Seeks high total return with reduced risk over the        Fidelity Management &
  Portfolio**                long-term by allocating its assets among stocks, bonds    Research Company
                             and short-term fixed-income instruments.
SALOMON BROTHERS VARIABLE
SERIES FUND, INC.
  Salomon Brothers Variable  Seeks long-term growth of capital. Current income is a    Salomon Brothers Asset
  Investors Fund             secondary objective.                                      Management
TEMPLETON VARIABLE PRODUCTS
SERIES FUND
  Templeton Asset            Seeks a high level of total return with reduced risk      Templeton Investment
  Allocation Fund**          over the long term through a flexible policy of           Counsel, Inc.
  (Class 1)                  investing in stocks of companies in any nation and debt
                             obligations of companies and governments of any nation.
  Templeton Bond Fund*       Seeks high current income by investing primarily in debt  Templeton Global Bond
  (Class 1)                  securities of companies, governments and government       Managers
                             agencies of various nations throughout the world.
  Templeton Stock Fund       Seeks capital growth by investing primarily in common     Templeton Investment
  (Class 1)                  stocks issued by companies, large and small, in various   Counsel, Inc.
                             nations throughout the world.
TRAVELERS SERIES FUND, INC.
  Alliance Growth Portfolio  Seeks long-term growth of capital by investing            Travelers Investment
                             predominantly in equity securities of companies with a    Adviser ("TIA")
                             favorable outlook for earnings and whose rate of growth   Subadviser: Alliance
                             is expected to exceed that of the U.S. economy over       Capital Management L.P.
                             time. Current income is only an incidental
                             consideration.
  MFS Total Return           Seeks to obtain above-average income (compared to a       TIA
  Portfolio**                portfolio entirely invested in equity securities)         Subadviser: Massachusetts
                             consistent with the prudent employment of capital.        Finance Services Company
                             Generally, at least 40% of the Portfolio's assets will    ("MFS")
                             be invested in equity securities.
  Putnam Diversified Income  Seeks high current income consistent with preservation    TIA
  Portfolio**                of capital. The Portfolio will allocate its investments   Subadviser: Putnam
                             among the U.S. Government Sector, the High Yield Sector,  Investment Management,
                             and the International Sector of the fixed income          Inc.
                             securities markets.
  Smith Barney High Income   Seeks high current income. Capital appreciation is a      Mutual Management Corp.
  Portfolio*                 secondary objective. The Portfolio will invest at least   ("MMC")
                             65% of its assets in high-yielding corporate debt
                             obligations and preferred stock.
  Smith Barney               Seeks total return on assets from growth of capital and   MMC
  International Equity       income by investing at least 65% of its assets in a
  Portfolio                  diversified portfolio of equity securities of
                             established non-U.S. issuers.
  Smith Barney Large         Seeks long-term growth of capital by investing in equity  MMC
  Capitalization Growth      securities of companies with large market
  Portfolio                  capitalization.
  Smith Barney Large Cap     Seeks current income and long-term growth of income and   MMC
  Value Portfolio (formerly  capital by investing primarily, but not exclusively, in
  "Smith Barney Income and   common stocks.
  Growth Portfolio")

-----------------------------------------------------------------------------------------------------------------
        INVESTMENT                                  INVESTMENT                                 INVESTMENT
          OPTIONS                                   OBJECTIVE                              ADVISER/SUBADVISER
-----------------------------------------------------------------------------------------------------------------

TRAVELERS SERIES FUND,
INC., CONTINUED
  Smith Barney Money Market  Seeks maximum current income and preservation of capital  MMC
  Portfolio*                 by investing in high quality, short-term money market
                             instruments. An investment in this fund is neither
                             insured nor guaranteed by the U.S. Government, and there
                             is no assurance that a stable $1 value per share will be
                             maintained.
THE TRAVELERS SERIES TRUST
  Convertible Bond           Seeks current income and capital appreciation by          TAMIC
  Portfolio*                 investing in convertible securities and in combinations
                             of nonconvertible fixed-income securities and warrants
                             or call options that together resemble convertible
                             securities ("synthetic convertible securities").
  Disciplined Mid Cap Stock  Seeks growth of capital by investing primarily in a       TAMIC
  Fund                       broadly diversified portfolio of common stocks.           Subadviser: TIMCO
  Disciplined Small Cap      Seeks long term capital appreciation by investing         TAMIC
  Fund                       primarily (at least 65% of its total assets) in the       Subadviser: TIMCO
                             common stocks of U.S. Companies with relatively small
                             market capitalizations at the time of investment.
  MFS Mid Cap Growth         Seeks to obtain long term growth of capital by            TAMIC
  Portfolio                  investing, under normal market conditions, at least 65%   Subadviser: MFS
                             of its total assets in equity securities of companies
                             with medium market capitalization which the investment
                             adviser believes have above-average growth potential.
  MFS Research Portfolio     Seeks to provide long-term growth of capital and future   TAMIC
                             income.                                                   Subadviser: MFS
  Social Awareness Stock     Seeks long-term capital appreciation and retention of     MMC
  Portfolio                  net investment income by selecting investments,
                             primarily common stocks, which meet the social criteria
                             established for the Portfolio. Social criteria currently
                             excludes companies that derive a significant portion of
                             their revenues from the production of tobacco, tobacco
                             products, alcohol, or military defense systems, or in
                             the provision of military defense related services or
                             gambling services.
  Strategic Stock Portfolio  Seeks to provide an above-average total return through a  TAMIC
                             combination of potential capital appreciation and         Subadviser: TIMCO
                             dividend income by investing primarily in high dividend
                             yield stocks periodically selected from the companies
                             included in (i) the Dow Jones Industrial Average and
                             (ii) the Russell 1000 Stock Index (the "Russell 1000").
  Travelers Quality Bond     Seeks current income, moderate capital volatility and     TAMIC
  Portfolio*                 total return.
  U.S. Government            Seeks to select investments from the point of view of an  TAMIC
  Securities Portfolio*      investor concerned primarily with highest credit
                             quality, current income and total return. The assets of
                             the U.S. Government Securities Portfolio will be
                             invested in direct obligations of the United States, its
                             agencies and instrumentalities.
  Utilities Portfolio        Seeks to provide current income by investing in equity    MMC
                             and debt securities of companies in the utility
                             industries.



(1) Formerly American Odyssey Short-Term Bond Fund. The name investment objective and investment subadviser of this fund were changed pursuant to a shareholder vote effective May 1, 1998.



* The funding options marked with an asterisk (*) are considered competing funds, and may be subject to transfer restrictions. Those marked with two asterisks (**) are not currently considered competing funds, but may be so in the future because of an allowable change in the funding option's investment strategy. Please refer to the contract for transfer restrictions.

Certain variable annuity separate accounts and variable life insurance separate accounts may invest in the funding options simultaneously (called "mixed" and "shared" funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the funding options do not currently foresee any such disadvantages either to variable annuity contract owners or variable life insurance policyowners, each funding option's Board of Directors intends to monitor events in order to identify any material conflicts between such contract owners and policyowners and to determine what action, if any, should be taken in response thereto. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity contract owners would not bear any expenses attendant to the establishment of such separate funds, but variable annuity contract owners and variable life insurance policyowners would no longer have the economies of scale resulting from a larger combined fund.



                           CHARGES UNDER THE CONTRACT

--------------------------------------------------------------------------------


SALES CHARGES



Purchase payments made under the Contract are not subject to a front-end sales load. However, when withdrawn, the Company will charge a surrender charge or a contingent deferred sales charge, as negotiated. Any sales charge, penalty tax and withholding will be deducted from either the amount surrendered or from the remaining Contract balance, as requested by the contract owner or participant. The maximum contingent deferred sales charge is 5% of each purchase payment for a period of five years from the date the purchase payment was made. The maximum surrender charge is 5% of the amount surrendered in the first two contract years, up to 4% in years three and four; up to 3% in years five and six, up to 2% in years seven and eight and 0% beginning in the ninth year. Any applicable sales charge will not exceed 8.5% of the aggregate amount of the purchase payments made.



For deferred sales charge options, purchase payments will be withdrawn in the order they were received by us and then any earnings.



The sales charges can be changed if the Company anticipates it will incur decreased sales-related expenses due to the nature of the Plan to which the Contract is issued or the involvement of TPAs. When considering a change in the sales charges, the Company will take into account:



     (a) The expected level of initial agent or the Company involvement during the establishment and maintenance of the Contract including the amount of enrollment activity required, and the amount of service required by the contract owner in support of the Plan, and



     (b) Contract Owner, agent or TPA involvement in conducting ongoing enrollment of subsequently eligible participants, and



     (c) The expected level of commission the Company may pay to the agent or TPA for distribution expenses, and



     (d) Any other factors which the Company anticipates will increase or decrease the sales-related expenses associated with the sale of the Contract in connection with the Plan.



The sales charge will not be assessed for withdrawals made under the following circumstances: retirement, separation from service, loans (if available in your Plan), hardship (as defined by the Code), death, disability as defined in Code section 72(m)(7), return of excess plan contributions, minimum required distributions generally at age 70 1/2, transfers to an Employer Stock Fund, certain Plan expenses as mutually agreed upon and annuitization under this Contract or another Contract issued by us.



For 401 plans with less than 50 participants at the time of sale, Highly Compensated Employees, as defined by the Internal Revenue Code, during the first 5 contract years may be subject to surrender charges for all distributions listed above except loans and return of Excess Plan Contributions.



For unallocated Contracts, we make the deductions described above pursuant to the terms of the various agreements among the custodian, the principal underwriter, and us.



FREE WITHDRAWAL ALLOWANCE. For Contracts in use with deferred compensation plans, the tax deferred annuity plans and combined qualified plans/tax-deferred annuity plans, there is currently a 10% free withdrawal allowance available each year after the first contract/certificate year. The available withdrawal amount will be calculated as of the first valuation date of any given contract year. The free withdrawal allowance applies to partial surrenders of any amount and to full surrenders, except those full surrenders transferred directly to annuity contracts issued by other financial institutions.



MORTALITY AND EXPENSE RISK CHARGE



A mortality and expense risk charge is deducted on each business day from amounts held in the Separate Account. This charge is equivalent, on an annual basis, to a maximum of 1.20% of the amounts allocated to each funding option. The mortality risk portion compensates the Company for guaranteeing to provide annuity payments according to the terms of the Contract regardless of how long the annuitant lives and for guaranteeing to provide the death benefit if a Participant dies prior to the maturity date. The expense risk charge compensates the Company for the risk that the charges under the Contract, which cannot be increased during the duration of the Contract, will be insufficient to cover actual costs.



In determining the level of the mortality and expense risk charge, the Company will consider the size of the Plan, the number of employees, plan participants, the demographics of the participants, which may reduce mortality and expenses of the Plan, and any other factors which the Company considers relevant.



Although variable annuity payments made under the Contracts will vary in accordance with the investment performance of each funding option's investment portfolio, payments will not be affected by (a) the Company's actual mortality experience among annuitants after retirement or (b) the Company's actual expenses, if greater than the deductions provided for in the Contracts because of the expense and mortality undertakings by the Company.



FUNDING OPTION CHARGES



There are certain deductions from and expenses paid out of the assets of each funding option. These are described in the applicable prospectus for each funding option.



ADMINISTRATIVE CHARGES



The following administrative charges may apply as described in your Contract.



SEMIANNUAL POLICY FEE. A semiannual policy fee of up to $15 may be deducted from the value of each participant's individual account. Any such deduction will be made pro rata from each of the funding options, at the end of each 6-month period. This fee is assessed only during the accumulation period. This charge may apply only to allocated contracts.



ADMINISTRATIVE EXPENSE. This charge is deducted on each business day from the variable funding options in order to compensate the Company for certain administrative and operating expenses of the funding options. The charge is equivalent, on an annual basis, to a maximum of 0.10% of the daily net asset value of each funding options. This charge is assessed during the accumulation and annuity periods.



As discussed below, the level of the semiannual policy fee and the administrative expense charge is subject to negotiation. In determining the level of the semiannual fee and the administrative expense charge, we consider certain factors including, but not limited to, the following:



     (a) The size and characteristics of the Contract and the group to which it is issued including: the annual amount of purchase payments per participant, the expected turnover of employees, whether the contract owner will remit purchase payment allocations electronically, and any other factors pertaining to the characteristics of the group or the Plan which may enable the Company to reduce the expense of administration.



     (b) Determination of the Company's anticipated expenses in administering the Contract, such as: billing for purchase payments, producing periodic reports, providing for the direct payment of Contract charges rather than having them deducted from Contract values, and any other factors pertaining to the level and expense of administrative services which will be provided under the Contract.



     (c) TPA and/or agent involvement.



PREMIUM TAX DEDUCTIONS



Certain states or municipalities impose a premium tax, ranging up to 5.0%. A premium tax is made, if applicable, on purchase payments or Contract values. On any Contract subject to a premium tax, the tax will be deducted, as provided under applicable law, either from purchase payments when received or from the amount applied to effect an annuity at the time annuity payments commence. However, we reserve the right to deduct from the Contract the state or municipality premium tax upon our determination of when such tax is due.



TPA ADMINISTRATIVE CHARGES



The Company may be directed by the contract owner to deduct charges from purchase payments or account values for payment to the contract owner and/or the TPA. These charges are not levied by the Contract. Such charges may include maintenance fees and transaction fees.



                              PAYMENT OF BENEFITS

--------------------------------------------------------------------------------

DEATH BENEFIT PROCEEDS PRIOR TO MATURITY DATE


ALLOCATED CONTRACT. The allocated Contract provides that, in the event the participant dies before the selected maturity date or the participant's age 75 (whichever occurs first), the death benefit payable will be the greater of (a) the cash value of the participant's individual account or (b) the total purchase payments under that participant's individual account, less, for each option, any applicable premium tax, minus outstanding loan amounts and prior surrenders not previously deducted as of the date we receive due proof of death.



If the participant dies on or after age 75 and before the annuity commencement date, we will pay the beneficiary the cash value of the participant's individual account, less any applicable premium tax or outstanding loan amounts as of the date we receive due proof of death.



We must be notified of a participant's death no later than six months after the participant's date of death in order for the beneficiary to receive the death proceeds as described. If notification is received more than six months after the participant's death, the beneficiary shall receive the cash value of the participant's individual account less any outstanding loan amounts as of the date we receive due proof of death.



The death benefit may be taken by the beneficiary in one of three ways: 1) in a single sum, in which case payment will be made within seven days of our receipt of due proof of death, unless subject to postponement as explained in "Postponement of Payment," 2) applied to a nonlifetime annuity option, in which case the proceeds must be distributed within 5 years of the participant's date of death, or 3) applied to a lifetime annuity.

An election to receive death benefits under a form of annuity must be made within one year after the death. The election must be made by written notice to us at our Home Office. The beneficiary may choose to have annuity payments made on a variable basis, fixed basis, or a combination of the two.



No election to provide annuity payments will become operative unless the amount placed under the annuity option is at least $2,000. The manner in which the annuity payments are determined and in which they may vary from month to month are the same as applicable to a participant's individual account after retirement.



We will pay this benefit upon receiving due proof of death along with a written request noting the cash value and the total purchase payments attributable to the participant under the Contract. In addition, we will require copies of records and any other reasonable proof we find necessary to verify the cash value and total purchase payments attributable to the participant under the unallocated Contract.



We must be notified of a participant's death no later than six months after the participant's date of death in order for the Beneficiary to receive the death benefits as described. If notification is received more than six months after the participant's death, the beneficiary shall receive the cash value attributable to the participant under the Contract as of the date we receive due proof of death.



The death proceeds may be received in the form of annuity payments made on a variable basis, a fixed basis, or a combination of the two. Annuity payments will be determined as described in the "Annuity Options" section.



DEATH PROCEEDS AFTER THE MATURITY DATE



If the annuitant dies on or after the maturity date, we will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity option then in effect.


ELECTION OF SETTLEMENT OPTIONS


Any amount distributed from the Contract may be applied to any one of the annuity options described below.



Election of any of these options must be made by written request to our Home Office at least 30 days prior to the date such election is to become effective. The form of such annuity option shall be determined by the contract owner. The following information must be provided with any such request:



     a) the participant's name, address, date of birth, social security number;


     b) the amount to be distributed;


     c) the annuity option which is to be purchased;



     d) the date the annuity option payments are to begin;



     e) if the form of the annuity provides a death benefit in the event of the participant's death, the name, relationship and address of the beneficiary as designated by you; and


     f) any other data that we may require.


The beneficiary, as specified in item (e) above, may be changed by you or the annuitant as long as we are notified by written request while the annuitant is alive and before payments have begun. If the beneficiary designation is irrevocable, such designation cannot be changed or revoked without the consent of the beneficiary. After we receive the written request and the written consent of the beneficiary (if required), the new beneficiary designation will take effect as of the date the notice is signed. We have no further responsibility for any payment we made before the written request.


MINIMUM AMOUNTS

The minimum amount that can be placed under an Annuity option is $2,000 unless we consent to a lesser amount. If any periodic payments due are less than $100, we reserve the right to make payments at less frequent intervals.

MISSTATEMENT


If an annuitant's sex or age was misstated, all benefits of this Contract are what the cash values would have purchased on the date of issue at the correct sex and age.


RETIRED LIFE CERTIFICATE

We will issue to each person to whom annuity benefits are being paid under this Contract a certificate setting forth a statement in substance of the benefits to which such person is entitled under this Contract.

ALLOCATION OF CASH SURRENDER VALUE DURING THE ANNUITY PERIOD


At the time an annuity option is elected, you also may elect to have the participant's cash surrender value applied to provide a variable annuity, a fixed annuity, or a combination of both.



If no election is made to the contrary, the cash surrender value will provide an annuity which varies with the investment experience of the corresponding funding option(s) at the time of election. You or the participant, if you so authorize, may elect to transfer cash values from one funding option to another, as described in the provision "Transfers of Cash Value Between Funding Options," in order to reallocate the basis on which annuity payments will be determined. Once annuity payments have begun, no further transfers are allowed.


ANNUITY OPTIONS


OPTION 1 -- LIFE ANNUITY/NO REFUND. A life annuity is an annuity payable during the lifetime of the annuitant and terminating with the last monthly payment preceding the death of the annuitant.



OPTION 2 -- LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS ASSURED. An annuity payable monthly during the lifetime of an annuitant with the provision that if, at the death of the annuitant, payments have been made for less than 120,180 or 240 months, as elected, then we will continue to make payments to the designated beneficiary during the remainder of the period.



OPTION 3 -- LIFE ANNUITY -- CASH REFUND. We will make monthly annuity payments during the lifetime of the annuitant, ceasing with the last payment due prior to the death of the annuitant, provided that, at the death of the annuitant, the Beneficiary will receive an additional payment equal to the dollar value, if any, of (a) minus (b) where, for a variable annuity:



     (a) is the total amount applied under the option divided by the annuity unit value on the due date of the first annuity payment;


     (b) and is


        (1) the number of annuity units represented by each payment;

            times

        (2) the number of payments made;

and for a Fixed Annuity:


     (a) is the cash value applied on the maturity date under this option; and



     (b) is the dollar amount of annuity payments already paid.

OPTION 4 -- JOINT AND LAST SURVIVOR LIFE ANNUITY. Monthly annuity payments based upon the joint lifetime of two persons selected: payments made first to the annuitant, and upon his/her death, paid to the survivor. No more payments will be made after the death of the survivor.



OPTION 5 -- JOINT AND LAST SURVIVOR ANNUITY -- ANNUITY REDUCED ON DEATH OF PRIMARY PAYEE. Monthly annuity payments to the annuitant during the joint lifetime of the two persons selected. One of the two persons will be designated as the primary payee. The other will be designated as the secondary payee. On the death of the secondary payee, if survived by the primary payee, we will continue to make monthly annuity payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons.



On the death of the primary payee, if survived by the secondary payee, we will continue to make monthly annuity payments to the secondary payee in an amount equal to 50% of the payments which would have been made during the lifetime of the primary payee. No further payments will be made following the death of the survivor.



OPTION 6 -- FIXED PAYMENTS FOR A FIXED PERIOD OF 120, 180, OR 240 MONTHS. We will make monthly payments for the period selected. If at the death of the annuitant, payments have been made for less than 120, 180, or 240 months, as elected, we will continue to make payments to the designated beneficiary during the remainder of the period.



OPTION 7 -- OTHER ANNUITY OPTIONS. We will make other arrangements for annuity payments as may be mutually agreed upon by you and us.


VARIABLE ANNUITY


AMOUNT OF FIRST PAYMENT. The Life Annuity Tables are used to determine the first monthly annuity payment. They show the dollar amount of the basic first monthly annuity payment which can be purchased with each $1,000 applied. The amount applied to an annuity will be the cash surrender value of a participant's individual account as of 14 days before the date annuity payments start. We reserve the right to require satisfactory proof of the age of any persons on whose life annuity payments are based before making the first payment under any of these options.



ANNUITY UNIT VALUE. The initial value of an annuity unit of each funding option was set at $1.00. On any valuation date, the annuity unit value for a funding option equals the annuity unit value on the immediately preceding valuation date, multiplied by the net investment factor for that funding option for the valuation period just ended, divided by the Assumed Daily Net Investment Factor. The Assumed Daily Net Investment Factor is given in the Contract.



The value of an annuity unit as of any date other than a valuation date will be equal to its value as of the succeeding valuation date.



INITIAL PAYMENT AND NUMBER OF ANNUITY UNITS. We determine the number of annuity units credited to the annuitant's individual account in each funding option by dividing the basic first monthly annuity payment attributable to that funding option by the funding option's annuity unit value as of 14 days before the due date of the first annuity payment.



AMOUNT OF SUBSEQUENT PAYMENTS. The dollar amount of any subsequent payments made to an annuitant after the first payment date may change from month to month based on the net investment results of the funding option(s). The total amount of each annuity payment will be equal to the sum of the payments in each funding option allocated to that annuitant's individual account.



The amount of the payments made to an annuitant is determined by multiplying, for each funding option, the number of annuity units credited to that annuitant by the annuity unit value of the funding option as of the date 14 days prior to the date on which payment is due and by adding the sums.

FIXED ANNUITY



A Fixed Annuity provides for payments which do not vary during the annuity period. The minimum guaranteed amount of the fixed annuity payments will be calculated as described under "Variable Annuity: Amount of First Payment" except that the cash surrender value will be determined as of the day annuity payments commence. If it would produce a larger payment, the fixed annuity payments will be determined using the Life Annuity Tables in effect on the maturity date.



                              THE SEPARATE ACCOUNT


--------------------------------------------------------------------------------



The Separate Account was established on December 26, 1995, in accordance with authorization by the Board of Directors of the Company. It is the Separate Account in which the Company sets aside and invests the assets attributable to the Contracts sold under this prospectus. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not, however, involve Securities and Exchange Commission supervision of the management or the investment practices or policies of the Separate Account or the Company.


Under Connecticut law, the assets of the Separate Account attributable to the Contracts offered under this prospectus are held for the benefit of the owners of, and the persons entitled to payments under, those Contracts. The assets in the Separate Account are not chargeable with liabilities arising out of any other business the Company may conduct. Therefore, you will not be affected by the rate of return of the Company's General Account, nor by the investment performance of any of the Company's other separate accounts.


The Company does not guarantee the investment results of the Separate Account or the funding options. There is no assurance that the account value on the maturity date or the aggregate amount of the variable annuity payments will equal the sum of purchase payments made under the Contract. Since each funding option has different investment objectives, each is subject to different risks. These risks are more fully described in the prospectuses for the funding options which must accompany this prospectus. Additional copies of the prospectuses may be requested from your sales representative or from the Home Office.



The Company reserves the right, subject to compliance with the law, to substitute the shares of any other registered investment company for the shares of any funding option held by the Separate Account. Substitution may occur if shares of the funding option(s) become unavailable or due to changes in applicable law or interpretations of law. Current law requires approval of the Securities and Exchange Commission and notification to you of any such substitution. The Company also reserves the right, subject to compliance with the law, to offer additional funding options.





PERFORMANCE INFORMATION



From time to time, the Company may advertise different types of historical performance for the funding options available through Separate Account QP. The Company may advertise the "standardized average annual total returns" of each, calculated in a manner prescribed by the SEC, as well as the "nonstandardized average annual total returns," as described below. Specific examples of the performance information appear in the SAI.



STANDARDIZED METHOD. Quotations of average annual total returns are computed according to a formula in which a hypothetical initial investment of $1,000 is applied to the funding option, and then related to ending redeemable values over one-, five-, and ten-year periods, or for a period covering the time during which the funding option has been in existence, if less. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). The deduction for the semiannual administrative charge ($15) is converted to a percentage of assets based on the actual fee collected (or anticipated to be collected, if a new product), divided by the average net assets for Contracts sold (or anticipated to be sold). Each quotation assumes a total redemption at the end of each period with the applicable withdrawal charges deducted at that time.



NONSTANDARDIZED METHOD. Nonstandardized "total returns" will be calculated in a similar manner based on the performance of the funding options over a period of time, usually for the calendar year-to-date, and for the past one-, three-, five- and ten-year periods. Nonstandardized total returns will not reflect the deduction of the $15 semiannual contract administrative charge, which, if reflected, would decrease the level of performance shown. The withdrawal charge is not reflected because the Contract is designed for long-term investments.



For underlying funds that were in existence prior to the date they became available under the Separate Account, the standardized average annual total return quotations may be accompanied by returns showing the investment performance that such underlying funds would have achieved (reduced by the applicable charges) had they been held under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance.



GENERAL Within the guidelines prescribed by the SEC and the National Association of Securities Dealers, Inc. ("NASD"), performance information may be quoted numerically or may be presented in a table, graph or other illustration. Advertisements may include data comparing performance to well-known indices of market performance (including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's (S&P) 500 Index and the S&P 400 Index, the Lehman Brothers Long T-Bond Index, the Russell 1000, 2000 and 3000 indices, the Value Line Index, and the Morgan Stanley Capital International's EAFE Index). Advertisements may also include published editorial comments and performance rankings compiled by independent organizations (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) and publications that monitor the performance of the Separate Account and the variable funding options.



                       MISCELLANEOUS CONTRACT PROVISIONS

--------------------------------------------------------------------------------


RIGHT TO RETURN



For Contracts in use with deferred compensation plans, tax-deferred annuity plans, and combined qualified plans/tax deferred annuity plans, you may return the Contract for a full refund of the cash value (including charges) within ten days after you receive it (the "right to return period"). Where state law requires a longer right to return period, or the return of purchase payments, the Company will comply. The contract owner bears the investment risk during the right to return period; therefore, the cash value returned may be greater or less than your purchase payment. All cash values will be determined as of the next valuation following the Company's receipt of your written request for refund.



CONTRACT AND PARTICIPANT'S INDIVIDUAL ACCOUNT TERMINATION



Under the allocated Contracts, if the cash value in a participant's individual account is less than the termination amount as stated in your Contract, we reserve the right to terminate that account and move the cash value of that participant's individual account to your account.



Any cash value to which a terminating participant is not entitled under the Plan will be moved to your account at your direction.



You may discontinue this Contract by written request at any time for any reason. We reserve the right to discontinue this Contract if:



     a) the cash value of the Contract is less than the termination amount; or

     b) We determine within our sole discretion and judgment that the Plan or administration of the Plan is not in conformity with applicable law; or



     c) We receive notice that is satisfactory to us of plan termination.



If we discontinue this Contract or we receive your written request to discontinue the Contract, we will, in our sole discretion and judgment:



     a) accept no further payments for this Contract; and



     b) pay you the cash surrender value of the funding options within 7 days of the date of our written notice to you, or distribute the cash surrender value of each participant's individual account as described in the settlement provisions section at your direction; and



     c) pay you an amount as described in the Fixed Account prospectus.



If the Contract is discontinued, we will distribute the cash surrender value to you no later than 7 days following our mailing the written notice of discontinuance to you at the most current address available on our records. Discontinuance of the Contract will not affect payments we are making under annuity options which began before the date of discontinuance.



DOLLAR COST AVERAGING (AUTOMATED TRANSFERS)*



Dollar cost averaging permits the contract owner or participant to transfer a fixed dollar amount to other funding options on a monthly or quarterly basis so that more accumulation units are purchased if the cost per unit is low and fewer accumulation units are purchased if the cost per unit is high. Therefore, a lower-than-average cost per unit may be achieved over the long run.



You may elect automated transfers through written request or other method acceptable to the Company. Certain minimums apply to amounts transferred and/or to enroll in the program.



You may start or stop participation in the Dollar Cost Averaging program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Contract, including provisions relating to the transfer of money between funding options. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.



Before transferring any part of the cash value, contract owners should consider the risks involved in switching between investments available under this Contract. Dollar cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.



* Automated transfers are subject to the terms and conditions of the Contract (and your plan).



ASSET ALLOCATION ADVICE



Owners may elect to enter into a separate advisory agreement with Copeland Financial Services, Inc. ("Copeland"), an affiliate of the Company, if the program is available. Copeland provides asset allocation advice under its CHART program, which is fully described in a separate disclosure statement. Under the CHART Program, purchase payments and cash values are allocated among the specified asset allocation funds. Copeland's charge for this advisory service is equal to a maximum of 1.50% of the assets subject to the CHART Program. The CHART Program fee will be paid by quarterly withdrawals from the cash values allocated to the asset allocation funds. The fee is in addition to the Contract charges described in "Charges Under the Contract." The Company will not treat these withdrawals as taxable distributions. The CHART Program may not be available in all marketing programs through which this Contract is sold.

CONTRACT EXCHANGES



a) You may transfer all or any part of Your Account's cash surrender value from any funding option to any contract not issued by us. Such transfers may be subject to a sales charge, as described in the Contract. If authorized by the contract owner, a participant may transfer all or any part of the individual account's cash surrender value from one funding option to any contract not issued by us.



b) Under specific conditions, we may allow you to transfer to this Contract funds held by you in another group annuity contract issued by us or to transfer amounts from this Contract to another Contract issued by us without applying a sales charge to the funds being transferred. Once the transfer is complete and we have established an account for you at your direction, a new sales charge may apply, as described in the new Contract.



c) Under specific conditions, when authorized by state insurance law, we may credit a Plan up to 4% of the amount transferred to us from another group annuity not issued by us as reimbursement to the Plan for any exit penalty assessed by the other issuer. We may recover this credit through reduced compensation paid to the servicing agent or broker.



POSTPONEMENT OF PAYMENT (EMERGENCY PROCEDURE)



Payment of any benefit or values may be postponed whenever (1) the New York Stock Exchange is closed; (2) when trading on the New York Stock Exchange is restricted; (3) when an emergency exists as determined by the SEC so that disposal of the securities held in the funding options is not reasonably practicable or it is not reasonably practicable to determine the value of the funding option's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders.



ACCOUNT VALUE



During the accumulation period, the account value can be determined by multiplying the total number of funding option accumulation units credited to that account by the current accumulation unit value for the appropriate funding option and adding the sums for each funding option. There is no assurance that the value in any of the funding options will equal or exceed the purchase payments made to such funding options.



                           FEDERAL TAX CONSIDERATIONS

--------------------------------------------------------------------------------

The following description of the federal income tax consequences under this Contract is not exhaustive and is not intended to cover all situations and is not meant to provide tax advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax advisor regarding your personal situation. For your information, a more detailed discussion is contained in the SAI.

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for money put into an annuity. The Internal Revenue Code (Code) governs how this money is ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below.

TYPES OF CONTRACTS: QUALIFIED OR NONQUALIFIED

If you purchase an annuity contract with proceeds of an eligible rollover distribution from any pension plan, specially sponsored program, or individual retirement annuity (IRA) with pre-tax dollars, your contract is referred to as a qualified contract. Some examples of qualified contracts are: IRAs, 403(b) annuities, pension and profit-sharing plans (including 401(k) plans), Keogh Plans and certain other qualified deferred compensation plans. If you purchase the contract on an individual basis and with after-tax dollars and not under one of the programs described above, your contract is referred to as nonqualified.

INVESTOR CONTROL

In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contract. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The U.S. Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that the owners were not owners of separate account assets. For example, a contract owner or participant of this Contract has additional flexibility in allocating payments and cash values. These differences could result in the contract owner being treated as the owner of the assets of Fund QP. In addition, the Company does not know what standard will be set forth in the regulations or rulings which the Treasury is expected to issue, nor does the Company know if such guidance will be issued. The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent the contract owner from being considered the owner of a pro rata share of the assets of Fund QP.

The remaining tax discussion assumes that the Contract qualifies as an annuity contract for federal income tax purposes.


MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS


Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or retirement. Distributions must begin or be continued according to required patterns following the death of the contract owner or annuitant of both qualified and nonqualified annuities.


NONQUALIFIED ANNUITY CONTRACTS


As the owner of a nonqualified annuity, you do not receive any tax benefit (deduction or deferral of income) on purchase payments, but you will not be taxed on increases in the value of your contract until a distribution occurs -- either as a withdrawal (distribution made prior to the maturity date), or as annuity payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings. Similarly, when you receive an annuity payment, part of each payment is considered a return of your purchase payments and will not be taxed. The remaining portion of the annuity payment (i.e., any earnings) will be considered ordinary income for tax purposes.

If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the contract attributable to purchase payments made after February 28, 1986 are includable in income annually. Furthermore, for contracts issued after April 22, 1987, if you transfer the contract without adequate consideration all deferred increases in value will be includable in your income at the time of the transfer.

If you make a partial withdrawal, this money will generally be taxed as first coming from earnings, (income in the contract), and then from your purchase payments. These withdrawn earnings are includable in your income. (See "Penalty Tax for Premature Distributions" below). There is income in the contract to the extent the cash value exceeds your investment in the contract. The investment in the contract equals the total purchase payments you paid less any amount received previously which was excludable from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash distribution under the tax law.

Federal tax law requires that nonqualified annuity contracts meet minimum mandatory distribution requirements upon the death of the contract owner, including the first of joint owners. If these requirements are not met, the surviving joint owner, or the beneficiary, will have to pay taxes prior to distribution. The distribution required depends, among other things, upon whether an annuity option is elected or whether the new contract owner is the surviving spouse. We will administer Contracts in accordance with these rules and we will notify you when you should begin receiving payments.


QUALIFIED ANNUITY CONTRACTS


Under a qualified annuity, since amounts paid into the contract have not yet been taxed, the full amount of all distributions, including lump-sum withdrawals and annuity payments are taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or contract. The Contract is available as a vehicle for IRA rollovers and for other qualified contracts. There are special rules which govern the taxation of qualified contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. We have provided a more complete discussion in the SAI.


PENALTY TAX FOR PREMATURE DISTRIBUTIONS


Taxable distributions taken before the contract owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain tax-qualified plans.


DIVERSIFICATION REQUIREMENTS


The Code states that in order to qualify for the tax benefits described above, investments made in the separate account of any nonqualified variable annuity contract must satisfy certain diversification requirements. Tax regulations define how separate accounts must be diversified. We monitor the investments constantly and believe that our accounts are adequately diversified. We intend to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.

                               OTHER INFORMATION

--------------------------------------------------------------------------------

THE INSURANCE COMPANY



The Travelers Insurance Company is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly owned subsidiary of Travelers Group Inc., a financial services holding company. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.



YEAR 2000 COMPLIANCE



Generally, computer programs were designed without considering the impact of the upcoming change in the century. As a result, software and computer systems may need to be upgraded or replaced in order to comply with "Year 2000" requirements. If not corrected, these computer applications could fail or create erroneous results by or at the Year 2000. The business, financial condition, and results of operations of a company could be materially and adversely affected by the failure of its systems and applications (or those either provided or operated by third-parties) to properly operate or manage dates beyond the year 1999.



The Company has investigated the nature and extent of the work required for our computer systems to process beyond the turn of the century, and has made progress toward achieving this goal, including upgrading and/or replacing existing systems. We are confirming with our service providers that they are also in the process of replacing or modifying their systems with the same goal. We expect that our principal systems will be Year 2000 compliant by early 1999. While these efforts involve substantial costs, we closely monitor associated costs and continue to evaluate associated risks based on actual expenses. While it is likely that these efforts will be successful, if necessary modifications and conversions are not completed in a timely manner, the Year 2000 requirements could have a material adverse effect on certain operations of the Company.



DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS



The Company intends to sell the Contract in all jurisdictions where the Company is licensed to do business, except the Bahamas. The Contract may be purchased from agents who are licensed by state insurance authorities to sell variable annuity contracts issued by the Company, and who are also registered representatives of Tower Square Securities, Inc. ("Tower Square") and broker-dealers which have Selling Agreements with Tower Square. Tower Square, whose principal business address is One Tower Square, Hartford, Connecticut, serves as the principal underwriter for the variable annuity contracts described herein. The offering is continuous. Tower Square is a registered broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Tower Square is an affiliate of the Company and an indirect wholly owned subsidiary of Travelers Group Inc., and serves as principal underwriter pursuant to a Distribution and Management Agreement to which the Separate Accounts, the Company and Tower Square are parties. No amounts have been or will be retained by Tower Square for acting as principal underwriter for the Contracts. It is currently anticipated that Travelers Distribution Company, an affiliated broker-dealer, may become the principal underwriter for the Contracts during 1998.



Agents will be compensated for sales of the Contracts on a commission and service fee basis. The compensation paid to sales agents will not exceed 7.0% of the payments made under the Contract. In addition, certain production, persistency and managerial bonuses may be paid.



From time to time the Company may pay or permit other promotional incentives, in cash, credit or other compensation.

CONFORMITY WITH STATE AND FEDERAL LAWS



The Contract is governed by the laws of the state in which it is delivered. Any paid-up annuity, cash surrender value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which the Contract is delivered. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the contract owner is subject.



VOTING RIGHTS



The Company is the legal owner of the shares of the funding options. However, we believe that when a funding option solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares we own on our own behalf. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.



CONTRACT MODIFICATION



The Company reserves the right to modify the Contract to keep it qualified under all related law and regulations which are in effect during the term of this Contract. We will obtain the approval of any regulatory authority needed for the modifications.



LEGAL PROCEEDINGS



There are no pending material legal proceedings affecting the separate account. There is one material pending legal proceeding, other than ordinary routine litigation incidental to the business, to which the Company is a party. In March 1997, a purported class action entitled Patterman v. The Travelers, Inc. was commenced in the Superior Court of Richmond County, Georgia, alleging, among other things, violations of the Georgia RICO statute and other state laws by an affiliate of the Company, Primerica Financial Services, Inc. and certain of its affiliates. Plaintiffs seek unspecified compensatory and punitive damages and other relief. In April 1997, the lawsuit was removed to the U.S. District Court for the Southern District of Georgia, and in October, 1997, the lawsuit was remanded to the Superior Court of Richmond County. Later in October 1997, the defendants, including the Company, answered the complaint, denied liability and asserted numerous affirmative defenses. In February 1998, the Superior Court of Richmond County transferred the lawsuit to the Superior Court of Gwinnett County, Georgia, and certified the transfer order for immediate appellate review. Also in February 1998, plaintiffs served an application for appellate review of the transfer order; defendants subsequently opposed that application; and later in February 1998, the Court of Appeals of the State of Georgia granted plaintiffs' application for appellate review. Pending appeal proceedings in the trial court have been stayed. The Company intends to vigorously contest the litigation.



Legal matters in connection with the federal laws and regulations affecting the issue and sale of the Contract described in this prospectus, as well as the organization of the Company, its authority to issue variable annuity contracts under Connecticut law, have been passed on by the General Counsel of the Company.

                                   APPENDIX A
                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

            THE TRAVELERS SEPARATE ACCOUNT QP FOR VARIABLE ANNUITIES
                            ACCUMULATION UNIT VALUES


For the period ended December 31, 1996, all contract owner units and values had a mortality and expense risk charge equivalent to 0.95%.



For the fiscal year ended 1997, accumulation units and associated unit values noted as P1, P2(1), P3(2), P4, P5 and P6 represent a mortality and expense risk charge of 0.60%, 0.80%, 0.90%, 0.95%, 1.15% and 1.20%, respectively.




                                                                                                     PERIOD FROM
                                                                                                   OCTOBER 1, 1996
                                                                                                   (EFFECTIVE DATE)
         PORTFOLIO NAME                                 YEAR ENDED 1997                          TO DECEMBER 31, 1996
---------------------------------------------------------------------------------------------------------------------

                                      P1         P3           P4           P5          P6
                                   -------    --------    ----------    --------    --------
CAPITAL APPRECIATION FUND
  Unit Value at beginning of
    year.........................  $ 1.000    $  1.000    $    1.028    $  1.000    $  1.000       $         1.000
  Unit Value at end of year......    1.290       1.285         1.285       1.282       1.279                 1.028
  Number of units outstanding at
    end of year..................   68,643     126,822     1,445,911      58,734     350,624               293,629
HIGH YIELD BOND TRUST
  Unit Value at beginning of
    year.........................  $ 1.000    $  1.000    $    1.031    $  1.000    $  1.000       $         1.000
  Unit Value at end of year......    1.196       1.191         1.191       1.188       1.186                 1.031
  Number of units outstanding at
    end of year..................      197       7,092        28,158       3,683       3,815                 6,520
MANAGED ASSETS TRUST
  Unit Value at beginning of
    year.........................  $ 1.000    $  1.000    $    1.043    $  1.000    $  1.000       $         1.000
  Unit Value at end of year......    1.258       1.254         1.253       1.250       1.247                 1.043
  Number of units outstanding at
    end of year..................    5,565      74,574       287,178      12,488     223,823                78,508
U.S. GOVERNMENT SECURITIES
  PORTFOLIO
  Unit Value at beginning of
    year.........................  $     -    $  1.000    $    1.025    $  1.000    $  1.000       $         1.000
  Unit Value at end of year......                1.145         1.144       1.141       1.139                 1.025
  Number of units outstanding at
    end of year..................                3,011        81,229       2,710      14,373                51,072
SOCIAL AWARENESS STOCK PORTFOLIO
  Unit Value at beginning of
    year.........................  $ 1.000    $  1.000    $    1.036    $  1.000    $  1.000       $         1.000
  Unit Value at end of year......    1.311       1.307         1.306       1.303       1.300                 1.036
  Number of units outstanding at
    end of year..................    1,465       6,831       124,610       4,603      58,974                35,689
UTILITIES PORTFOLIO
  Unit Value at beginning of
    year.........................  $ 1.000    $  1.000    $    1.034    $  1.000    $  1.000       $         1.000
  Unit Value at end of year......    1.289       1.284         1.283       1.280       1.278                 1.034
  Number of units outstanding at
    end of year..................    1,494       1,816        23,673         538         462                 7,796
TRAVELERS QUALITY BOND PORTFOLIO
  (9/97)*
  Unit Value at beginning of
    year.........................  $     -    $      -    $    1.000    $  1.000    $  1.000                   n/a
  Unit Value at end of year......                              1.020       1.020       1.019
  Number of units outstanding at
    end of year..................                              5,949       9,879       9,055
LAZARD INTERNATIONAL STOCK
  PORTFOLIO(8/97)*
  Unit Value at beginning of
    year.........................  $     -    $  1.000    $        -    $  1.000    $  1.000                   n/a
  Unit Value at end of year......                0.979                     0.978       0.978
  Number of units outstanding at
    end of year..................                3,686                       896         513

                                   APPENDIX A
                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

            THE TRAVELERS SEPARATE ACCOUNT QP FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (CONTINUED)

                                                                                                     PERIOD FROM
                                                                                                   OCTOBER 1, 1996
                                                                                                   (EFFECTIVE DATE)
         PORTFOLIO NAME                                 YEAR ENDED 1997                          TO DECEMBER 31, 1996
---------------------------------------------------------------------------------------------------------------------

                                      P1         P3           P4           P5          P6
                                   -------    --------    ----------    --------    --------
FEDERATED STOCK PORTFOLIO(7/97)*
  Unit Value at beginning of
    year.........................  $     -    $  1.000    $        -    $  1.000    $  1.000                   n/a
  Unit Value at end of year......                1.083                     1.082       1.081
  Number of units outstanding at
    end of year..................               21,106                     1,133         205
FEDERATED HIGH YIELD
  PORTFOLIO(10/97)*
  Unit Value at beginning of
    year.........................  $     -    $  1.000    $        -    $  1.000    $      -                   n/a
  Unit Value at end of year......                1.011                     1.010
  Number of units outstanding at
    end of year..................                3,118                       123
LARGE CAP PORTFOLIO(7/97)*
  Unit Value at beginning of
    year.........................  $     -    $  1.000    $        -    $  1.000    $      -                   n/a
  Unit Value at end of year......                1.028                     1.027
  Number of units outstanding at
    end of year..................               15,144                     3,857
EQUITY INCOME PORTFOLIO(7/97)*
  Unit Value at beginning of
    year.........................  $     -    $  1.000    $        -    $  1.000    $  1.000                   n/a
  Unit Value at end of year......                1.062                     1.061       1.060
  Number of units outstanding at
    end of year..................               66,733                     3,543       2,047
TEMPLETON BOND FUND
  Unit Value at beginning of
    year.........................  $     -    $      -    $    1.035    $  1.000    $  1.000       $         1.000
  Unit Value at end of year......                              1.051       1.048       1.047                 1.035
  Number of units outstanding at
    end of year..................                             26,610         397       6,032                15,303
TEMPLETON STOCK FUND
  Unit Value at beginning of
    year.........................  $ 1.000    $      -    $    1.080    $  1.000    $  1.000       $         1.000
  Unit Value at end of year......    1.202                     1.197       1.194       1.192                 1.080
  Number of units outstanding at
    end of year..................   44,138                 1,718,317     129,091     218,117               369,698
TEMPLETON ASSET ALLOCATION FUND
  Unit Value at beginning of
    year.........................  $ 1.000    $      -    $    1.067    $  1.000    $  1.000       $         1.000
  Unit Value at end of year......    1.226                     1.221       1.218       1.216                 1.067
  Number of units outstanding at
    end of year..................    7,711                   463,517      23,178     358,096                70,211
FIDELITY VIP HIGH INCOME
  PORTFOLIO
  Unit Value at beginning of
    year.........................  $ 1.000    $      -    $    1.013    $  1.000    $  1.000       $         1.000
  Unit Value at end of year......    1.186                     1.181       1.178       1.176                 1.013
  Number of units outstanding at
    end of year..................      921                   320,529      75,810      40,547                91,884
FIDELITY VIP GROWTH PORTFOLIO
  Unit Value at beginning of
    year.........................  $ 1.000    $      -    $    0.993    $  1.000    $  1.000       $         1.000
  Unit Value at end of year......    1.220                     1.215       1.212       1.209                 0.993
  Number of units outstanding at
    end of year..................   18,843                 2,899,381     226,450     318,582               804,434
FIDELITY VIP EQUITY-INCOME
  PORTFOLIO
  Unit Value at beginning of
    year.........................  $ 1.000    $      -    $    1.043    $  1.000    $  1.000       $         1.000
  Unit Value at end of year......    1.329                     1.324       1.321       1.318                 1.043
  Number of units outstanding at
    end of year..................   11,243                 1,680,061      68,894     313,762               417,374

                                   APPENDIX A
                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

            THE TRAVELERS SEPARATE ACCOUNT QP FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (CONTINUED)

                                                                                                     PERIOD FROM
                                                                                                   OCTOBER 1, 1996
                                                                                                   (EFFECTIVE DATE)
         PORTFOLIO NAME                                 YEAR ENDED 1997                          TO DECEMBER 31, 1996
---------------------------------------------------------------------------------------------------------------------

                                      P1         P3           P4           P5          P6
                                   -------    --------    ----------    --------    --------
FIDELITY VIP II ASSET MANAGER
  PORTFOLIO
  Unit Value at beginning of
    year.........................  $ 1.000    $      -    $    1.048    $  1.000    $  1.000       $         1.000
  Unit Value at end of year......    1.258                     1.253       1.249       1.247                 1.048
  Number of units outstanding at
    end of year..................      873                   924,065      46,494     244,401               290,881
DREYFUS STOCK INDEX FUND
  Unit Value at beginning of
    year.........................  $ 1.000    $      -    $    1.076    $  1.000    $  1.000       $         1.000
  Unit Value at end of year......    1.424                     1.418       1.415       1.412                 1.076
  Number of units outstanding at
    end of year..................   13,090                 1,416,791      87,374     343,089               204,067
AMERICAN ODYSSEY INTERNATIONAL
  EQUITY FUND
  Unit Value at beginning of
    year.........................  $ 1.000    $  1.000    $    1.091    $  1.000    $  1.000       $         1.000
  Unit Value at end of year......    1.141       1.136         1.136       1.133       1.131                 1.091
  Number of units outstanding at
    end of year..................    3,405     145,853     1,647,285      25,147      16,165               239,079
AMERICAN ODYSSEY EMERGING
  OPPORTUNITIES FUND
  Unit Value at beginning of
    year.........................  $ 1.000    $  1.000    $    0.885    $  1.000    $  1.000       $         1.000
  Unit Value at end of year......    0.942       0.939         0.938       0.936       0.934                 0.885
  Number of units outstanding at
    end of year..................    5,090     129,811     2,458,031      24,064      33,718               404,384
AMERICAN ODYSSEY CORE EQUITY FUND
  Unit Value at beginning of
    year.........................  $ 1.000    $  1.000    $    1.080    $  1.000    $  1.000       $         1.000
  Unit Value at end of year......    1.417       1.412         1.411       1.408       1.405                 1.080
  Number of units outstanding at
    end of year..................    1,292     185,044     2,781,580      95,491      42,002               496,794
AMERICAN ODYSSEY LONG-TERM BOND
  FUND
  Unit Value at beginning of
    year.........................  $     -    $  1.000    $    1.022    $  1.000    $  1.000       $         1.000
  Unit Value at end of year......                1.135         1.135       1.132       1.130                 1.022
  Number of units outstanding at
    end of year..................              115,168     1,504,310      24,590      22,291               232,943
AMERICAN ODYSSEY INTERMEDIATE-
  TERM BOND FUND
  Unit Value at beginning of
    year.........................  $     -    $  1.000    $    1.107    $  1.000    $  1.000       $         1.000
  Unit Value at end of year......                1.083         1.083       1.080       1.078                 1.017
  Number of units outstanding at
    end of year..................               58,486       940,500      12,156      10,975               195,701
AMERICAN ODYSSEY GLOBAL HIGH-
  YIELD BOND FUND**
  Unit Value at beginning of
    year.........................  $     -    $  1.000    $    1.010    $  1.000    $  1.000       $         1.000
  Unit Value at end of year......                1.062         1.062       1.059       1.057                 1.010
  Number of units outstanding at
    end of year..................               29,906       472,674       4,094       5,622               116,408
SMITH BARNEY INCOME AND GROWTH
  PORTFOLIO
  Unit Value at beginning of
    year.........................  $ 1.000    $  1.000    $    1.058    $  1.000    $  1.000       $         1.000
  Unit Value at end of year......    1.334       1.329         1.328       1.324       1.322                 1.058
  Number of units outstanding at
    end of year..................    7,515      75,718     1,048,182       9,074      51,250               270,469

                                   APPENDIX A
                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

            THE TRAVELERS SEPARATE ACCOUNT QP FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (CONTINUED)

                                                                                                     PERIOD FROM
                                                                                                   OCTOBER 1, 1996
                                                                                                   (EFFECTIVE DATE)
         PORTFOLIO NAME                                 YEAR ENDED 1997                          TO DECEMBER 31, 1996
---------------------------------------------------------------------------------------------------------------------

                                      P1         P3           P4           P5          P6
                                   -------    --------    ----------    --------    --------
ALLIANCE GROWTH PORTFOLIO
  Unit Value at beginning of
    year.........................  $ 1.000    $  1.000    $    1.065    $  1.000    $  1.000       $         1.000
  Unit Value at end of year......    1.367       1.362         1.361       1.358       1.355                 1.065
  Number of units outstanding at
    end of year..................   10,959      27,182       315,371      25,227      46,772                44,777
SMITH BARNEY INTERNATIONAL EQUITY
  PORTFOLIO
  Unit Value at beginning of
    year.........................  $ 1.000    $  1.000    $    1.017    $  1.000    $  1.000       $         1.000
  Unit Value at end of year......    1.040       1.036         1.035       1.033       1.031                 1.017
  Number of Units outstanding at
    end of year..................    6,580      17,229        97,802       4,658       5,601                 8,808
PUTNAM DIVERSIFIED INCOME
  PORTFOLIO
  Unit Value at beginning of
    year.........................  $ 1.000    $  1.000    $    1.019    $  1.000    $  1.000       $         1.000
  Unit Value at end of year......    1.092       1.088         1.088       1.085       1.083                 1.019
  Number of units outstanding at
    end of year..................    6,058       1,776        36,214       2,136      17,658                12,636
SMITH BARNEY HIGH INCOME
  PORTFOLIO
  Unit Value at beginning of
    year.........................  $     -    $  1.000    $    1.042    $  1.000    $  1.000       $         1.000
  Unit Value at end of year......                1.176         1.176       1.173       1.171                 1.042
  Number of units outstanding at
    end of year..................                3,775        34,790       2,552       6,261                   278
MFS TOTAL RETURN PORTFOLIO
  Unit Value at beginning of
    year.........................  $ 1.000    $  1.000    $    1.045    $  1.000    $  1.000       $         1.000
  Unit Value at end of year......    1.260       1.256         1.255       1.252       1.249                 1.045
  Number of units outstanding at
    end of year..................    9,157      11,241        20,522      23,942      89,438                 2,087
SMITH BARNEY MONEY MARKET
  PORTFOLIO
  Unit Value at beginning of
    year.........................  $     -    $  1.000    $    1.010    $  1.000    $  1.000       $         1.000
  Unit Value at end of year......                1.052         1.051       1.048       1.047                 1.010
  Number of units outstanding at
    end of year..................               19,062       124,936      24,063      39,703                56,124


The financial statements of Separate Account QP are contained in the Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.


Funding options not listed above were not yet available through the Separate Account as of December 31, 1997.



 * Reflects date money first came into funding option through the Separate Account.



** Formerly American Odyssey Short-Term Bond Fund. The name, investment objective, and investment subadviser of this fund were changed pursuant to a shareholder vote effective May 1, 1998.



(1) As of December 31, 1997 no contracts had been sold with a mortality and expense risk charge of .80%.



(2) The .90% mortality and expense risk charge is currently sold only through Gold Track Select Contracts.

                                   APPENDIX B
              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

The Statement of Additional Information contains more specific information and financial statements relating to the Separate Account and the Company. A list of the contents of the Statement of Additional Information is set forth below:

        The Insurance Company
        Principal Underwriter
        Distribution and Management Agreement
        Valuation of Assets
        Federal Tax Considerations
        Performance Information
        Independent Accountants
        Financial Statements

--------------------------------------------------------------------------------


COPIES OF THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1998 (FORM NO. L 12549S) ARE AVAILABLE WITHOUT CHARGE. TO REQUEST A COPY, PLEASE COMPLETE THE COUPON FOUND BELOW AND MAIL IT TO: THE TRAVELERS INSURANCE COMPANY, ANNUITY SERVICES, ONE TOWER SQUARE, HARTFORD, CONNECTICUT, 06183-9061.


Name:
--------------------------------------------------------------------------------
Address:
================================================================================

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                       THE TRAVELERS SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

L-12549  Printed in U.S.A.
         TIC Ed. 5-98

                          TRAVELERS GOLD TRACK SELECT
                       VARIABLE ANNUITY CONTRACT PROFILE



                                  MAY 1, 1998



THIS PROFILE IS A SUMMARY OF SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. THE CONTRACT IS MORE FULLY DESCRIBED IN THE FULL PROSPECTUS WHICH IS ATTACHED TO THIS PROFILE. PLEASE READ THE PROSPECTUS CAREFULLY. THE TERMS "WE," "US," "OUR" AND "THE COMPANY" REFER TO TRAVELERS INSURANCE COMPANY. "YOU" AND "YOUR" REFER TO THE CONTRACT OWNER.



1. THE VARIABLE ANNUITY CONTRACT. The Contract offered by Travelers Insurance Company is a variable annuity that is intended for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed income options. You will be issued a certificate summarizing the provisions of the group Contract. For convenience, we refer to Contracts and Certificates as "Contracts." Under a qualified Contract, you can make one or more payments, as you choose, on a tax-deferred basis. Under a nonqualified Contract, you can make one or more payments with after-tax dollars. You direct your payment(s) to one or more of the variable funding options listed in Section 4 and/or to the Fixed Account. We guarantee money directed to the Fixed Account as to principal and interest. The variable funding options are designed to produce a higher rate of return than the Fixed Account; however, this is not guaranteed. You may also lose money in the variable funding options.



The Contract, like all deferred variable annuity contracts has two phases: the accumulation phase and the income phase. During the accumulation phase, under a qualified contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a nonqualified Contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The income phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (annuity payments) you receive during the income phase.



2. ANNUITY PAYMENTS (THE INCOME PHASE). You may choose to receive annuity payments from the Fixed Account or the variable funding options. If you want to receive payments from your annuity, you can choose one of the following annuity options: Option 1 -- payments for your life (life annuity) assuming you are the annuitant; Option 2 -- payments for your life (life annuity) for a certain number of months as you select (such as 120, 180 or 240) with an added guarantee that payments will continue should you die during that period; Option
3 -- payments for your life (life annuity) with a cash refund with the guarantee that, upon your death, your beneficiary will receive the balance as a lump sum payment; Option 4 -- payments under a Joint and Last Survivor Life Annuity in which payments are made for your life and the life of another person (usually your spouse). Option 4 can also be elected with payments continuing at a reduced rate after the death of one payee.



Once you make an election of an annuity option and income payments begin, it cannot be changed. During the income phase, you have the same investment choices you had during the accumulation phase. If amounts are directed to the variable funding options, the dollar amount of your payments may increase or decrease. Once the annuity or income payments begin, the selection of funding options may be changed only with the permission of the Company.



3. PURCHASE. The minimum purchase payment allowed is an average of $1,000 annually per individual certificate, or $10,000 annually per group contract.

WHO MAY PURCHASE THIS CONTRACT?



The Contract is currently available for use in connection with qualified retirement plans, which include contracts qualifying under Section 401, 403(b) or 457 of the Internal Revenue Code.



4. INVESTMENT OPTIONS. You can direct your money into the Fixed Account and/or to any or all of the following variable funding options. These funding options and the Fixed Account are described in the applicable prospectuses for the funds. Depending on market conditions, you may make or lose money in any of these options.





High Yield Bond Trust


Managed Assets Trust


Money Market Portfolio


AMERICAN ODYSSEY FUNDS, INC.


  Core Equity Fund


  Emerging Opportunities Fund


  Global High-Yield Bond Fund


  Intermediate-Term Bond Fund


  International Equity Fund


  Long-Term Bond Fund


DELAWARE GROUP PREMIUM FUND, INC.


  REIT Series


  Small Cap Value Series


DREYFUS VARIABLE INVESTMENT FUND

  Capital Appreciation Portfolio
  Small Cap Portfolio

MONTGOMERY FUNDS III


  Montgomery Variable Series: Growth Fund

OCC ACCUMULATION TRUST
  Equity Portfolio

SALOMON BROTHERS VARIABLE SERIES FUNDS, INC.

  Salomon Brothers Variable Capital Fund

  Salomon Brothers Variable Investors Fund

  Salomon Brothers Variable Total Return      Fund

STRONG VARIABLE INSURANCE FUNDS, INC.

  Strong Schafer Value Fund II

TRAVELERS SERIES FUND, INC.


  Alliance Growth Portfolio


  MFS Total Return Portfolio


  Putnam Diversified Income Portfolio


  Smith Barney High Income Portfolio


  Smith Barney International Equity Portfolio


  Smith Barney Large Capitalization Growth      Portfolio


THE TRAVELERS SERIES TRUST


  Disciplined Mid Cap Stock Portfolio


  Disciplined Small Cap Stock Portfolio

  Equity Income Portfolio

  Federated Stock Portfolio

  Large Cap Portfolio
  Lazard International Stock Portfolio

  MFS Mid Cap Growth Portfolio


  MFS Research Portfolio


  Social Awareness Stock Portfolio


  Strategic Stock Portfolio


  Travelers Quality Bond Portfolio


  U.S. Government Securities Portfolio


  Utilities Portfolio


WARBURG PINCUS TRUST

  Emerging Markets Portfolio


5. EXPENSES.



Because of the size of these Contracts, the possible involvement of Third Party Administrators, and a competitive bidding process which may include negotiation, many of the charges imposed in the Contract are likely to vary from one Contract to the next. Maximum levels for sales-related expense, mortality and expense risk charges and administrative expense charges are set forth in this summary.



SALES CHARGES. Purchase payments are not subject to front-end sales load. However, the Company will deduct a surrender charge. The maximum surrender charge is 5% during the first two contract/certificate years, 4% during the third and fourth years, 3% during the fifth and sixth years, 2% during the seventh and eighth contract years, and 0% beginning in the ninth contract year. If you withdraw all amounts under the contract, or if you begin receiving annuity payments, the Company may be required by your state to deduct a premium tax of 0% - 5%.

ADMINISTRATIVE AND MORTALITY AND EXPENSE RISK FEES. The Contract has insurance features and investment features, and there are costs related to each. A maximum sub-account administrative charge of .10% annually will be charged, depending upon the terms of your allocated Contract. The maximum annual mortality and expense risk charge is 1.20% of the amounts you direct to the funding options.



FUNDING OPTION EXPENSES. Each funding option charges for management and other expenses. The charges range from .58% to 2.11% annually, of the average daily net asset balance of the funding option, depending on the funding option.



The following table is designed to help you understand the Contract charges. The column "Total Annual Insurance Charge" shows the maximum insurance charge of 1.20% and the 0.10% administrative charge. The investment charges for each portfolio are also shown. Each of the American Odyssey Portfolios is listed twice, once with the optional CHART asset allocation fee of 1.25% reflected, and once without the optional asset allocation fee. The columns under the heading "Examples" show you how much you would pay under the Contract for a one-year period and for a 10-year period. The examples assume that you invested $1,000 in a Contract that earns 5% annually and that you withdraw your money at the end of year one and at the end of year 10. For year 1, the Total Annual Charges are assessed as well as the withdrawal charges. For year 10, the examples shows the aggregate of all the annual charges assessed during that time, but no withdrawal charges are shown. For these examples, the premium tax is assumed to be 0%. Please refer to the Fee Table in the prospectus for more details.



                                                                                            EXAMPLES:
                                                      TOTAL       TOTAL                    TOTAL ANNUAL
                                                     ANNUAL      FUNDING      TOTAL          EXPENSES
                                                    INSURANCE     OPTION     ANNUAL         AT END OF:
PORTFOLIO NAME                                       CHARGE      EXPENSES    CHARGES    1 YEAR    10 YEARS
----------------------------------------------------------------------------------------------------------
Capital Appreciation Fund*........................    1.30%       0.84%       2.14%      $73        $247
High Yield Bond Trust.............................    1.30%       0.84%       2.14%       73         247
Managed Assets Trust..............................    1.30%       0.63%       1.93%       71         225
Money Market Portfolio............................    1.30%       0.40%       1.70%       69         201
AMERICAN ODYSSEY FUNDS, INC.(1)
    Core Equity Fund..............................    1.30%       0.65%       1.95%       71         227
    Emerging Opportunities Fund...................    1.30%       0.86%       2.16%       73         249
    Global High-Yield Bond Fund...................    1.30%       0.68%       1.98%       72         231
    Intermediate-Term Bond Fund...................    1.30%       0.63%       1.93%       71         225
    International Equity Fund.....................    1.30%       0.77%       2.07%       72         240
    Long-Term Bond Fund...........................    1.30%       0.62%       1.92%       71         224
AMERICAN ODYSSEY FUNDS, INC.(2)
    Core Equity Fund..............................    1.30%       1.90%       3.20%       83         350
    Emerging Opportunities Fund...................    1.30%       2.11%       3.41%       85         369
    Global High-Yield Bond Fund...................    1.30%       1.93%       3.23%       83         353
    Intermediate-Term Bond Fund...................    1.30%       1.88%       3.18%       83         348
    International Equity Fund.....................    1.30%       2.02%       3.32%       84         361
    Long-Term Bond Fund...........................    1.30%       1.87%       3.17%       83         348
DELAWARE GROUP PREMIUM FUND, INC.
    REIT Series...................................    1.30%       0.85%       2.15%       73         248
    Small Cap Value Series........................    1.30%       0.85%       2.15%       73         248
DREYFUS VARIABLE INVESTMENT FUND
    Capital Appreciation Portfolio................    1.30%       0.80%       2.10%       73         243
    Small Cap Portfolio...........................    1.30%       0.78%       2.08%       73         241
MONTGOMERY FUNDS III
    Montgomery Variable Series: Growth Fund.......    1.30%       1.25%       2.55%       77         289
OCC ACCUMULATION TRUST
    Equity Portfolio..............................    1.30%       0.99%       2.29%       75         263
SALOMON BROTHERS VARIABLE SERIES FUNDS, INC.
    Salomon Brothers Variable Capital Fund........    1.30%       1.00%       2.30%       75         264
    Salomon Brothers Variable Investors Fund......    1.30%       1.00%       2.30%       75         264
    Salomon Brothers Variable Total Return Fund...    1.30%       1.00%       2.30%       75         264



* Not available to new Contract Owners after May 1, 1998 in most states.



(1) Reflects expenses that would be incurred for those Contract Owners who DO NOT participate in the CHART Asset Allocation program.



(2) Reflects expenses that would be incurred for those Contract Owners who DO participate in the CHART Asset Allocation program.

                                                                                            EXAMPLES:
                                                      TOTAL       TOTAL                    TOTAL ANNUAL
                                                     ANNUAL      FUNDING      TOTAL          EXPENSES
                                                    INSURANCE     OPTION     ANNUAL         AT END OF:
PORTFOLIO NAME                                       CHARGE      EXPENSES    CHARGES    1 YEAR    10 YEARS
----------------------------------------------------------------------------------------------------------
STRONG VARIABLE INSURANCE FUNDS, INC.
    Strong Schafer Value Fund II..................    1.30%       1.20%       2.50%      $77        $284
TRAVELERS SERIES FUND, INC.
    Alliance Growth Portfolio.....................    1.30%       0.82%       2.12%       73         245
    MFS Total Return Portfolio....................    1.30%       0.86%       2.12%       73         249
    Putnam Diversified Income Portfolio...........    1.30%       0.88%       2.18%       74         251
    Smith Barney High Income Portfolio............    1.30%       0.70%       2.00%       72         233
    Smith Barney International Equity Portfolio...    1.30%       1.01%       2.31%       75         265
    Smith Barney Large Capitalization Growth
      Portfolio...................................    1.30%       1.00%       2.30%       75         264
    Smith Barney Large Cap Value Portfolio*.......    1.30%       0.69%       1.99%       72         232
    (formerly Smith Barney Income and Growth
      Portfolio)
    Smith Barney Money Market Portfolio*..........    1.30%       0.65%       1.95%       71         227
THE TRAVELERS SERIES TRUST
    Disciplined Mid Cap Stock Portfolio...........    1.30%       0.95%       2.25%       74         258
    Disciplined Small Cap Stock Portfolio.........    1.30%       1.00%       2.30%       75         264
    Equity Income Portfolio.......................    1.30%       0.95%       2.25%       74         258
    Federated High Yield Portfolio*...............    1.30%       0.95%       2.25%       74         258
    Federated Stock Portfolio.....................    1.30%       0.95%       2.25%       74         258
    Large Cap Portfolio...........................    1.30%       0.95%       2.25%       74         258
    Lazard International Stock Portfolio..........    1.30%       1.25%       2.55%       77         289
    MFS Mid Cap Growth Portfolio..................    1.30%       1.00%       2.30%       75         264
    MFS Research Portfolio........................    1.30%       1.00%       2.30%       75         264
    Social Awareness Stock Portfolio..............    1.30%       0.98%       2.28%       74         262
    Strategic Stock Portfolio.....................    1.30%       0.90%       2.20%       74         253
    Travelers Quality Bond Portfolio..............    1.30%       0.75%       2.05%       72         238
    U.S. Government Securities Portfolio..........    1.30%       0.58%       1.88%       71         220
    Utilities Portfolio...........................    1.30%       1.06%       2.36%       75         270
WARBURG PINCUS TRUST
    Emerging Markets Portfolio....................    1.30%       1.40%       2.70%       78         303



* Not available to new Contract Owners after May 1, 1998 in most states.



6. TAXES. The payments you make to the Contract during the accumulation phase are made with before-tax dollars or after-tax dollars. You may be taxed on your purchase payments and will be taxed on any earnings when you make a withdrawal or begin receiving payments. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.



For owners of qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, the Company can calculate and pay you the minimum distribution amount required by federal law.



7. ACCESS TO YOUR MONEY. You can take withdrawals at any time during the accumulation phase. A withdrawal charge (a surrender charge) may apply. The amount of the charge depends on a number of factors, including the length of time the contract/certificate has been in effect. After the first contract/certificate year, you may withdraw up to 10% of the cash value (as of the end of the previous contract year) without a deferred sales charge. You may also have to pay income taxes, a federal tax penalty or premium taxes on any money you take out.



You may choose to receive monthly, quarterly, semi-annual or annual ("systematic") withdrawals of at least $50 if your Contract's cash value is $5,000 or more. All applicable sales charges and premium taxes will be deducted.



8. PERFORMANCE. The value of the Contract will vary depending upon the investment performance of the funding options you choose. The following chart shows total returns for each funding option for the time periods shown. The rate of return reflects the maximum insurance charges, administrative charge, investment charges and all other expenses of the funding option. The rate of return does not reflect any withdrawal charge, which, if applied, would reduce such performance. Past performance is not a guarantee of future results. Performance information that predates the separate account is considered "nonstandard" by the SEC. Such nonstandard performance information is shown in the Statement of Additional Information that you may request free of charge.



LAST TEN CALENDAR YEARS (OR FULL YEARS SINCE INCEPTION)



-------------------------------------------------------------------------------------
                       PORTFOLIO NAME                          1997    INCEPTION DATE
-------------------------------------------------------------------------------------
High Yield Bond Trust.......................................  13.94%      10/1/96
Managed Assets Trust........................................  19.72%      10/1/96
AMERICAN ODYSSEY FUNDS, INC.(1)
    Core Equity Fund........................................  30.21%      10/1/96
    Emerging Opportunities Fund.............................   5.66%      10/1/96
    Global High-Yield Bond Fund(3)..........................   4.75%      10/1/96
    Intermediate-Term Bond Fund.............................   6.12%      10/1/96
    International Equity Fund...............................   3.69%      10/1/96
    Long-Term Bond Fund.....................................  10.60%      10/1/96
AMERICAN ODYSSEY FUNDS, INC.(2)
    Core Equity Fund........................................  28.65%      10/1/96
    Emerging Opportunities Fund.............................   4.33%      10/1/96
    Global High-Yield Bond Fund(3)..........................   3.46%      10/1/96
    Intermediate-Term Bond Fund.............................   4.82%      10/1/96
    International Equity Fund...............................   2.38%      10/1/96
    Long-Term Bond Fund.....................................   9.25%      10/1/96
TRAVELERS SERIES FUND, INC.
    Alliance Growth Portfolio...............................  27.37%      10/1/96
    MFS Total Return Portfolio..............................  19.63%      10/1/96
    Putnam Diversified Income Portfolio.....................   6.30%      10/1/96
    Smith Barney High Income Portfolio......................  12.41%      10/1/96
    Smith Barney International Equity Portfolio.............   1.39%      10/1/96
THE TRAVELERS SERIES TRUST
    Social Awareness Stock Portfolio........................  25.66%      10/1/96
    U.S. Government Securities Portfolio....................  11.18%      10/1/96
    Utilities Portfolio.....................................  23.68%      10/1/96



(1) Reflects expenses that would be incurred for those Contract Owners who DO NOT participate in the CHART Asset Allocation program.


(2) Reflects expenses that would be incurred for those Contract Owners who DO participate in the CHART Asset Allocation program.


(3) Formerly American Odyssey Short-Term Bond Fund. The name, investment objective and investment subadviser of this fund were changed pursuant to a shareholder vote effective May 1, 1998.



Those funding options not illustrated above do not yet have one full year of performance history.


9. DEATH BENEFIT


DEATH PRIOR TO MATURITY DATE: The death benefit applies upon the first death of the owner, joint owner or annuitant. Assuming you are the annuitant, if you die before you move to the income phase, or before you reach age 75, whichever occurs first, the person you have chosen as your beneficiary will receive a death benefit.



For allocated contracts, the death benefit equals the greatest of: (1) the cash value of the participant's individual account or (2) the total purchase payments made under the Contract less any applicable premium tax, minus outstanding loan amounts and prior surrenders not previously deducted as of the date we receive due proof of death. Assuming you are the annuitant, if you die on or after age 75, and before the annuity commencement date, the death benefit payable will be the cash value of the participant's individual account, less any applicable premium tax or outstanding loans.



For unallocated contracts, the death benefit equals the greatest of: (1) the cash value attributable to the participant or (2) the total purchase payments attributable to the participant under the

Contract less any applicable premium tax, minus outstanding loan amounts and prior surrenders not previously deducted as of the date we receive due proof of death. If you die on or after age 75, and before the annuity commencement date, the death benefit payable will be the cash value atttributable to the Participant under the Contract, less any applicable premium tax or outstanding loans. (THIS DEATH BENEFIT IS AVAILABLE ONLY WITH OUR CONSENT, AND MAY NOT BE AVAILABLE IN ALL JURISDICTIONS)



DEATH AFTER MATURITY DATE. If the annuitant dies after the maturity date, we will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity option in effect at the time of death.



In all cases described above, any amount paid will be reduced by any applicable premium tax, outstanding loans or surrenders not previously deducted. Certain states may have varying age requirements. Please refer to the Contract prospectus.


10. OTHER INFORMATION

RIGHT TO RETURN


If you cancel the Contract or Certificate, as applicable, within ten days after you receive it, you receive a full refund of the cash value (including charges). Where state law requires a longer right to return (free look), or the return of the purchase payments, we will comply. You bear the investment risk during the free look period; therefore, the cash value returned to you may be greater or less than your purchase payment. The cash value will be determined as of the close of business on the day we receive a written request for a refund.



You can transfer between the funding options as frequently as you wish without any current tax implications. Currently there is no charge for transfers, nor a limit to the number of transfers allowed. We may, in the future, charge a fee for any transfer request, or limit the number of transfers allowed. At the minimum, we would always allow at least one transfer every six months. There may be restrictions on transfers between certain funding options.



11. ADDITIONAL FEATURES


This Contract has other features you may be interested in. These include:


DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in Funding Options each month, theoretically giving you a lower average cost per unit over time as compared to a single one-time purchase. Dollar cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee a profit nor prevent loss in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.



ASSET ALLOCATION ADVICE. If allowed, you may elect to enter into a separate advisory agreement with Copeland Financial Services, Inc. ("Copeland"), an affiliate of the Company, for the purpose of receiving asset allocation advice under Copeland's CHART Program. The CHART Program allocates all purchase payments among the American Odyssey Funds. The CHART Program and applicable fees are fully disclosed in a separate Disclosure Statement.



12. INQUIRIES. If you need more information, please contact us at 888-453-8722 or:


    Travelers Insurance Company
    Annuity Services
    One Tower Square


    Hartford, CT 06183

                        THE TRAVELERS INSURANCE COMPANY

                   THE TRAVELERS SEPARATE ACCOUNT QP (SELECT)
                             FOR VARIABLE ANNUITIES

The group variable annuity contracts (the "Contracts") described in this prospectus are designed to fund plans ("Plans") established under certain sections of the Internal Revenue Code of 1986 (the "Code").

The Contracts are designed for use in conjunction with qualified pension and profit-sharing plans, tax deferred annuity plans (for public school teachers and employees of certain other tax exempt and qualifying employers), and deferred compensation plans for state and local governments. These Plans also allow for Third Party Administrator involvement. Amounts held under the Plans may be entitled to tax-deferred treatment under certain sections of the Code.


The funding options available under the Contracts are listed below. They may not all be available under an employer's plan or in all states. This prospectus is not valid without the current prospectuses for these funding options. A Fixed Account Option is also available and is described in a separate prospectus. Unless specified otherwise, this prospectus refers to the funding options.





High Yield Bond Trust


Managed Assets Trust


Money Market Portfolio


AMERICAN ODYSSEY FUNDS, INC.

  Core Equity Fund
  Emerging Opportunities Fund

  Global High-Yield Bond Fund

  Intermediate-Term Bond Fund
  International Equity Fund
  Long-Term Bond Fund

DELAWARE GROUP PREMIUM FUND, INC.


  REIT Series


  Small Cap Value Series

DREYFUS VARIABLE INVESTMENT FUND
  Capital Appreciation Portfolio
  Small Cap Portfolio

MONTGOMERY FUNDS III


  Montgomery Variable Series: Growth Fund

OCC ACCUMULATION TRUST
  Equity Portfolio

SALOMON BROTHERS VARIABLE SERIES FUNDS, INC.

  Salomon Brothers Variable Capital Fund
  Salomon Brothers Variable Investors Fund
  Salomon Brothers Variable Total Return Fund
STRONG VARIABLE INSURANCE FUNDS, INC.
  Strong Schafer Value Fund II
TRAVELERS SERIES FUND, INC.
  Alliance Growth Portfolio
  MFS Total Return Portfolio
  Putnam Diversified Income Portfolio
  Smith Barney High Income Portfolio
  Smith Barney International Equity Portfolio

  Smith Barney Large Capitalization Growth   Portfolio


THE TRAVELERS SERIES TRUST


  Disciplined Mid Cap Stock Portfolio


  Disciplined Small Cap Stock Portfolio

  Equity Income Portfolio

  Federated Stock Portfolio

  Large Cap Portfolio
  Lazard International Stock Portfolio
  MFS Mid Cap Growth Portfolio
  MFS Research Portfolio

  Social Awareness Stock Portfolio


  Strategic Stock Portfolio


  Travelers Quality Bond Portfolio


  U.S. Government Securities Portfolio


  Utilities Portfolio


WARBURG PINCUS TRUST

  Emerging Markets Portfolio


This prospectus sets forth the information that you should know before investing. Please read it and retain it for future reference. Additional information about the Separate Account has been filed with the Securities and Exchange Commission and is available without charge upon request. To obtain the Statement of Additional Information ("SAI") send a written request to The Travelers Insurance Company, Attn: Annuity Marketing, One Tower Square, Hartford, CT 06183, call 1-888-453-8722 or access the SEC's website (http://www.sec.gov). The Table of Contents for the SAI dated May 1, 1998, appears in Appendix B. The SAI is incorporated by reference to this prospectus. For more information about the Contract, contact your registered representative, or write to us at the above address.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE FUNDING OPTIONS. THE PROSPECTUSES FOR THE SEPARATE ACCOUNT AND THE FUNDING OPTIONS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.


VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTMENT.

                         PROSPECTUS DATED: MAY 1, 1998

                               TABLE OF CONTENTS


FEE TABLE.......................................      3
CONDENSED FINANCIAL INFORMATION.................      7
THE ANNUITY CONTRACTS...........................      7
  General.......................................      7
  Allocated Contracts...........................      8
  Unallocated Contracts.........................      8
  Application of Purchase Payments..............      8
  Accumulation Units............................      8
  Transfers.....................................      8
  The Funding Options...........................      8
CHARGES UNDER THE CONTRACT......................     12
  Sales Charges.................................     12
    Free Withdrawal Allowance...................     13
  Mortality and Expense Risk Charge.............     13
  Funding Option Charges........................     13
  Administrative Charge.........................     13
  Premium Tax Deductions........................     13
  TPA Administrative Charges....................     14
PAYMENT OF BENEFITS.............................     14
  Death Benefits Proceeds Prior to Maturity
    Date........................................     14
  Death Proceeds After the Maturity Date........     15
  Election of Settlement Options................     15
  Minimum Amounts...............................     16
  Misstatement..................................     16
  Retired Life Certificate......................     16
  Allocation of Cash Surrender Value During the
    Annuity Period..............................     16
  Annuity Options...............................     16
  Variable Annuity..............................     17
    Amount of First Payment.....................     17
    Annuity Unit Value..........................     17
    Initial Payment and Number of Annuity
      Units.....................................     17
    Amount of Subsequent Payments...............     17
  Fixed Annuity.................................     17
THE SEPARATE ACCOUNT............................     18
  Performance Information.......................     18
FEDERAL TAX CONSIDERATIONS......................     21
  General Taxation of Annuities.................     21
  Types of Contracts: Qualified or
    Nonqualified................................     21
  Investor Control..............................     21
  Mandatory Distributions for Qualified Plans...     22
  Nonqualified Annuity Contracts................     22
  Qualified Annuity Contracts...................     23
  Penalty Tax for Premature Distributions.......     23
  Diversification Requirements..................     23
MISCELLANEOUS CONTRACT PROVISIONS...............     19
  Right to Return...............................     19
  Dollar Cost Averaging (Automated Transfers)...     20
  Asset Allocation Advice.......................     20
  Contract Exchanges............................     20
  Contract and Participant's Individual Account
    Termination.................................     19
  Postponement of Payment (Emergency
    Procedure)..................................     21
  Account Value.................................     21
OTHER INFORMATION...............................     23
  The Insurance Company.........................     23
  Year 2000 Compliance..........................     24
  Distribution of Variable Annuity Contracts....     24
  Conformity with State and Federal Laws........     24
  Voting Rights.................................     25
  Contract Modification.........................     25
  Legal Proceedings and Opinions................     25
APPENDIX A: CONDENSED FINANCIAL INFORMATION.....    A-1
APPENDIX B: CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION........................    B-1



                             INDEX OF SPECIAL TERMS



The following terms are italicized throughout the prospectus. Refer to the page listed for an explanation of each term.



Accumulation Unit...............................      8
Annuitant.......................................      7
Annuity Unit....................................      8
Annuity Payments................................      7
Cash Value......................................      8
Contract Date...................................      7
Contract Owner (You, Your)......................      7
Individual Account..............................      7
Contract Value..................................      7
Contract Year...................................      7
Funding Option(s)...............................      8
Income Payments.................................      7
Maturity Date...................................      7
Purchase Payment................................      7
Written Request.................................      7
Participant.....................................      7

                              SEPARATE ACCOUNT QP

                                   FEE TABLE
--------------------------------------------------------------------------------


 MAXIMUM CONTRACT/CERTIFICATE OWNER TRANSACTION CHARGES



-------------------------------------------------------------------------------------
                                                         CONTRACT/
                                                        CERTIFICATE
                SURRENDER CHARGE                           YEAR            PERCENTAGE
-------------------------------------------------------------------------------------
As a percentage of amount surrendered                       1-2                5%
                                                            3-4                4
                                                            5-6                3
                                                            7-8                2
                                                             9+                0


 MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES

Mortality and Expense Risk Fees                              1.20%

(As a percentage of average daily net assets of the Separate Account)

 MAXIMUM CONTRACT/CERTIFICATE ADMINISTRATIVE CHARGE

Funding Option Administrative Charge                         0.10%

(As a percentage of amounts allocated to the variable funding options under the contracts)

 FUNDING OPTION EXPENSES

(as a percentage of average daily net assets of the funding option as of December 31, 1997, unless otherwise noted.)



---------------------------------------------------------------------------------------------------------
                                                          MANAGEMENT FEE   OTHER EXPENSES       TOTAL
                                                          (AFTER EXPENSE   (AFTER EXPENSE    UNDERLYING
               UNDERLYING FUNDING OPTIONS                 REIMBURSEMENT)   REIMBURSEMENT)   FUND EXPENSES
---------------------------------------------------------------------------------------------------------
Capital Appreciation Fund**.............................       0.75%            0.09%           0.84%
High Yield Bond Trust...................................       0.50%            0.34%           0.84%
Managed Assets Trust....................................       0.50%            0.13%           0.63%
Money Market Portfolio..................................       0.32%            0.08%(1)        0.40%
AMERICAN ODYSSEY FUNDS, INC.
    Core Equity Fund....................................       0.57%            0.08%(2)        0.65%
    Emerging Opportunities Fund.........................       0.60%            0.26%(2)        0.86%
    Global High-Yield Bond Fund.........................       0.43%            0.25%(3)        0.68%
    Intermediate-Term Bond Fund.........................       0.50%            0.13%(2)        0.63%
    International Equity Fund...........................       0.65%            0.12%(2)        0.77%
    Long-Term Bond Fund.................................       0.50%            0.12%(2)        0.62%
AMERICAN ODYSSEY FUNDS, INC.*
    Core Equity Fund....................................       0.57%            1.33%(2)        1.90%
    Emerging Opportunities Fund.........................       0.60%            1.51%(2)        2.11%
    Global High-Yield Bond Fund.........................       0.43%            1.50%(3)        1.93%
    Intermediate-Term Bond Fund.........................       0.50%            1.38%(2)        1.88%
    International Equity Fund...........................       0.65%            1.37%(2)        2.02%
    Long-Term Bond Fund.................................       0.50%            1.37%(2)        1.87%
DELAWARE GROUP PREMIUM FUND, INC.
    REIT Series.........................................       0.75%            0.10%(4)        0.85%

---------------------------------------------------------------------------------------------------------
                                                          MANAGEMENT FEE   OTHER EXPENSES       TOTAL
                                                          (AFTER EXPENSE   (AFTER EXPENSE    UNDERLYING
               UNDERLYING FUNDING OPTIONS                 REIMBURSEMENT)   REIMBURSEMENT)   FUND EXPENSES
---------------------------------------------------------------------------------------------------------
    Small Cap Value Series..............................       0.75%            0.10%(4)        0.85%
DREYFUS VARIABLE INVESTMENT FUND
    Capital Appreciation Portfolio......................       0.75%            0.05%           0.80%
    Small Cap Portfolio.................................       0.75%            0.03%           0.78%
MONTGOMERY FUNDS III
    Montgomery Variable Series: Growth Fund.............       1.00%            0.25%(5)        1.25%
OCC ACCUMULATION TRUST
    Equity Portfolio....................................       0.80%            0.19%(6)        0.99%
SALOMON BROTHERS VARIABLE SERIES FUNDS, INC.
    Salomon Brothers Variable Capital Fund..............       0.85%            0.15%(7)        1.00%
    Salomon Brothers Variable Investors Fund............       0.70%            0.30%(7)        1.00%
    Salomon Brothers Variable Total Return Fund.........       0.80%            0.20%(7)        1.00%
STRONG VARIABLE INSURANCE FUNDS, INC.
    Strong Schafer Value Fund II........................       1.00%            0.20%(8)        1.20%
TRAVELERS SERIES FUND, INC.
    Alliance Growth Portfolio...........................       0.80%            0.02%(9)        0.82%
    MFS Total Return Portfolio..........................       0.80%            0.06%(9)        0.86%
    Putnam Diversified Income Portfolio.................       0.75%            0.13%(9)        0.88%
    Smith Barney High Income Portfolio..................       0.60%            0.10%(9)        0.70%
    Smith Barney International Equity Portfolio.........       0.90%            0.11%(9)        1.01%
    Smith Barney Large Capitalization Growth
      Portfolio.........................................       0.75%            0.25%(10)       1.00%
    Smith Barney Large Cap Value Portfolio**............       0.65%            0.04%(9)        0.69%
     (formerly Smith Barney Income and Growth Portfolio)
    Smith Barney Money Market Portfolio**...............       0.60%            0.05%(11)       0.65%
THE TRAVELERS SERIES TRUST
    Disciplined Mid Cap Stock Portfolio.................       0.70%            0.25%(13)       0.95%
    Disciplined Small Cap Stock Portfolio...............       0.80%            0.20%(12)       1.00%
    Equity Income Portfolio.............................       0.75%            0.20%(13)       0.95%
    Federated High Yield Portfolio......................       0.65%            0.30%(13)       0.95%
    Federated Stock Portfolio**.........................       0.63%            0.32%(13)       0.95%
    Large Cap Portfolio.................................       0.75%            0.20%(13)       0.95%
    Lazard International Stock Portfolio................       0.83%            0.42%(13)       1.25%
    MFS Mid Cap Growth Portfolio........................       0.80%            0.20%(12)       1.00%
    MFS Research Portfolio..............................       0.80%            0.20%(12)       1.00%
    Social Awareness Stock Portfolio....................       0.65%            0.33%           0.98%
    Strategic Stock Portfolio...........................       0.60%            0.30%(12)       0.90%
    Travelers Quality Bond Portfolio....................       0.32%            0.43%(13)       0.75%
    U.S. Government Securities Portfolio................       0.32%            0.26%           0.58%
    Utilities Portfolio.................................       0.65%            0.41%           1.06%
WARBURG PINCUS TRUST
    Emerging Markets Portfolio..........................       0.45%            0.95%(14)       1.40%



NOTES:



The purpose of this Fee Table is to assist Contract Owners in understanding the various costs and expenses that a Contract Owner will bear, directly or indirectly. See "Charges and Deductions" in this prospectus for additional information. Expenses shown do not include premium taxes, which may be applicable. "Other Expenses" include operating costs of the fund. These expenses are reflected in each funding option's net asset value and are not deducted from the account value under the Contract.



 * Includes CHART Asset Allocation Fee of 1.25%.



** Not available to new Contract Owners after May 1, 1998 in most states.



 (1) Other Expenses have been restated to reflect the current expense reimbursement arrangement with The Travelers Insurance Company. Travelers has agreed to reimburse the Fund for the amount by which its aggregate expenses (including the management fee, but excluding brokerage commissions, interest charges and taxes) exceeds 0.40%. Without such arrangement, Total Expenses would have been 1.39% for the MONEY MARKET PORTFOLIO.



 (2) These fees reflect an expense reimbursement arrangement with the Funds' investment adviser. Without reimbursement, Total Underlying Fund Expenses would have been 0.79% for the INTERNATIONAL EQUITY FUND and 0.67% for the CORE EQUITY FUND. The figures After Expense Reimbursement may be greater than the figures Before Expense Reimbursement because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.

 (3) The Management Fees and Other Expenses for the GLOBAL-HIGH YIELD BOND FUND are estimates and are not based on actual 1997 Fund expenses. Prior to May 1, 1998, the Global High Yield Bond Fund was named the "Short-Term Bond Fund" and had a substantially different investment objective and investment program. Information about the Short-Term Bond Fund is unlikely to be helpful to investors in the Global High-Yield Bond Fund.



 (4) The adviser for the DELAWARE REIT SERIES and the DELAWARE SMALL CAP VALUE SERIES has agreed to voluntarily waive its fee and pay the expenses of the Series to the extent that the Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed 0.85%. This arrangement will be reviewed by the adviser, and is subject to change at any time.



 (5) The Manager has agreed to reduce some or all of its management fees if necessary to keep total annual operating expenses for the Growth Fund at or below 1.25% of its average net assets. The Manager may also voluntarily reduce additional amounts to increase the return to investors. Without such reduction by the Manager, the Fund's actual total operating expenses would have been 6.98% for the period ended December 31, 1997.



 (6) The Fund's manager has agreed to reimburse the Fund the amount by which its total operating expenses (net of any expense offsets) exceeds 1.00% of its average daily net assets. There were no fees waived or expenses reimbursed for the fiscal year ended December 31, 1997.



 (7) The amounts set forth for Other Expenses are based on estimates for the current fiscal year and will include fees for shareholder services, administrative fees, custodial fees, legal and accounting fees, printing costs and registration fees. These expenses reflect the voluntary agreement by the Fund's adviser to impose an expense cap for the fiscal year ending December 31, 1998 on the total operating expenses of each Fund (exclusive of taxes, interest and extraordinary expenses such as litigation and indemnification expenses) at the amounts shown in the table through the reimbursement of expenses. Absent such agreement, the ratio of other expenses and total operating expenses to the average daily net assets would be 1.91% and 2.61%, respectively, for the INVESTORS FUND; 1.91% and 2.71%, respectively, for the TOTAL RETURN FUND; and 1.91% and 2.76%, respectively, for the CAPITAL FUND.



 (8) Other Expenses are estimated for the current fiscal year. Additionally, these fees reflect a voluntary expense reimbursement arrangement whereby the Portfolio's adviser has voluntarily agreed to cap the Portfolio's total operating expenses at 1.20%.



 (9) Other expenses are as of October 31, 1997 (the Fund's fiscal year end). There were no fees waived or expenses reimbursed for these funds in 1997.



(10) Other Expenses are based on estimates for the current fiscal year ending October 31, 1998. Additionally, these fees reflect a voluntarily expense limitation of 1.00% of the Portfolio's average net assets.



(11) Other expenses are as of October 31, 1997 and take into account the current expense limitations agreed to by the Portfolios' investment manager (the "Manager"). The Manager waived all of its fees for the period and reimbursed the Portfolios for their expenses. Without such arrangements, the Total Expenses for the SMITH BARNEY MONEY MARKET PORTFOLIO would have been 0.67%.



(12) Other Expenses are based on estimates for the current fiscal year and will include fees for shareholder services, administrative fees, custodial fees , legal and accounting fees, printing costs and registration fees. Additionally, these fees reflect a voluntary expense reimbursement arrangement by Travelers to reimburse the Portfolios for the amount by which their aggregate total operating expenses exceed 1.00% for the DISCIPLINED SMALL CAP STOCK PORTFOLIO, MFS MID CAP GROWTH PORTFOLIO, MFS RESEARCH PORTFOLIO; 0.80% for the CONVERTIBLE BOND PORTFOLIO; and 0.90% for the STRATEGIC STOCK PORTFOLIO. These expenses have been illustrated at a limit which the Portfolios' adviser believes to be in line with the actual projected expenses of the Portfolios.



(13) Other Expenses reflect the current expense reimbursement arrangement with Travelers where Travelers has agreed to reimburse the Portfolios for the amount by which their aggregate expenses (including management fees, but excluding brokerage commissions, interest charges and taxes) exceeds 0.95% (1.25% for the Lazard International Stock Portfolio and 0.75% for the Quality Bond Portfolio). Without such arrangements, the Total Funding Option Expenses for the Portfolios would have been as follows: 1.10% for FEDERATED HIGH YIELD PORTFOLIO; 1.14% for FEDERATED STOCK PORTFOLIO; 1.90% for EQUITY INCOME PORTFOLIO; 2.65% for LARGE CAP PORTFOLIO; 1.82% for DISCIPLINED MID CAP STOCK PORTFOLIO; 1.76% for LAZARD INTERNATIONAL STOCK PORTFOLIO; and 1.13% for QUALITY BOND PORTFOLIO.



(14) The WARBURG PINCUS EMERGING MARKETS PORTFOLIO'S investment advisor and co-administrator have agreed to limit the Portfolio's total operating expenses to 1.40% through December 31, 1998. Absent this waiver of fees, the Portfolio's management fees, other expenses and total operating expenses would equal 1.25%, 0.95% and 2.20%, respectively. The Portfolio's other expenses are based on annualized estimates of expenses for the fiscal year ending December 31, 1998, net of any fee waivers or expense reimbursements.

 EXAMPLE* WITH SURRENDER CHARGES (PERCENTAGE OF AMOUNT SURRENDERED)



Assuming a 5% annual return on assets, a $1,000 investment would be subject to the following expenses:


-----------------------------------------------------------------------------------------------------------------------
                                            IF CONTRACT IS SURRENDERED AT THE       IF CONTRACT IS NOT SURRENDERED OR
                                                   END OF PERIOD SHOWN             ANNUITIZED AT END OF PERIOD SHOWN:
                                          -------------------------------------   -------------------------------------
       UNDERLYING FUNDING OPTIONS         1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------------------------------------------------------------

Capital Appreciation Fund**.............   $73      $111      $149       $247      $22       $67      $115       $247
High Yield Bond Trust...................    73       111       149        247       22        67       115        247
Managed Assets Trust....................    71       104       139        225       20        61       104        225
Money Market Portfolio..................    69        98       128        201       17        54        92        201
AMERICAN ODYSSEY FUNDS, INC.(1)
   Core Equity Fund.....................    71       105       140        227       20        61       105        227
   Emerging Opportunities Fund..........    73       111       150        249       22        68       116        249
   Global High-Yield Bond Fund..........    72       106       142        231       20        62       107        231
   Intermediate-Term Bond Fund..........    71       104       139        225       20        61       104        225
   International Equity Fund............    72       108       146        240       21        65       111        240
   Long-Term Bond Fund..................    71       104       139        224       20        60       104        224
AMERICAN ODYSSEY FUNDS, INC.(2)
   Core Equity Fund.....................    83       141       200        350       32        99       167        350
   Emerging Opportunities Fund..........    85       147       210        369       34       105       177        369
   Global High-Yield Bond Fund..........    83       142       202        353       33       100       169        353
   Intermediate-Term Bond Fund..........    83       140       199        348       32        98       166        348
   International Equity Fund............    84       144       206        361       33       102       173        361
   Long-Term Bond Fund..................    83       140       199        348       32        98       166        348
DELAWARE GROUP PREMIUM FUND, INC.
   REIT Series..........................    73       111       150        248       22        67       115        248
   Small Cap Value Series...............    73       111       150        248       22        67       115        248
DREYFUS VARIABLE INVESTMENT FUND
   Capital Appreciation Portfolio.......    73       109       147        243       21        66       113        243
   Small Cap Portfolio..................    73       109       147        241       21        65       112        241
MONTGOMERY FUNDS III
   Montgomery Variable Series: Growth
     Fund...............................    77       122       169        289       26        79       136        289
OCC ACCUMULATION TRUST
   Equity Portfolio.....................    75       115       157        263       23        72       123        263
SALOMON BROTHERS VARIABLE SERIES FUNDS,
 INC.
   Salomon Brothers Variable Capital
     Fund...............................    75       115       157        264       23        72       123        264
   Salomon Brothers Variable Investors
     Fund...............................    75       115       157        264       23        72       123        264
   Salomon Brothers Variable Total
     Return Fund........................    75       115       157        264       23        72       123        264
STRONG VARIABLE INSURANCE FUNDS, INC.
   Strong Schafer Value Fund II.........    77       121       167        284       25        78       133        284
TRAVELERS SERIES FUND, INC.
   Alliance Growth Portfolio............    73       110       148        245       22        66       114        245
   MFS Total Return Portfolio...........    73       111       150        249       22        68       116        249
   Putnam Diversified Income
     Portfolio..........................    74       112       151        251       22        68       117        251
   Smith Barney High Income Portfolio...    72       106       143        233       20        63       108        233
   Smith Barney International Equity
     Portfolio..........................    75       115       158        265       23        72       124        265
   Smith Barney Large Capitalization
     Growth Portfolio...................    75       115       157        264       23        72       123        264
   Smith Barney Large Cap Value
     Portfolio**........................    72       106       142        232       20        62       107        232
   (formerly Smith Barney Income and
     Growth Portfolio)
   Smith Barney Money Market
     Portfolio**........................    71       105       140        227       20        61       105        227
THE TRAVELERS SERIES TRUST
   Disciplined Mid Cap Stock
     Portfolio..........................    74       114       155        258       23        70       120        258
   Disciplined Small Cap Stock
     Portfolio..........................    75       115       157        264       23        72       123        264
   Equity Income Portfolio..............    74       114       155        258       23        70       120        258
   Federated High Yield Portfolio**.....    74       114       155        258       23        70       120        258
   Federated Stock Portfolio............    74       114       155        258       23        70       120        258
   Large Cap Portfolio..................    74       114       155        258       23        70       120        258
   Lazard International Stock
     Portfolio..........................    77       122       169        289       26        79       136        289
   MFS Mid Cap Growth Portfolio.........    75       115       157        264       23        72       123        264
   MFS Research Portfolio...............    75       115       157        264       23        72       123        264
   Social Awareness Stock Portfolio.....    74       115       156        262       23        71       122        262
   Strategic Stock Portfolio............    74       112       152        253       22        69       118        253
   Travelers Quality Bond Portfolio.....    72       108       145        238       21        64       110        238
   U.S. Government Securities
     Portfolio..........................    71       103       137        220       19        59       102        220
   Utilities Portfolio..................    75       117       160        270       24        74       126        270

-----------------------------------------------------------------------------------------------------------------------
                                            IF CONTRACT IS SURRENDERED AT THE       IF CONTRACT IS NOT SURRENDERED OR
                                                   END OF PERIOD SHOWN             ANNUITIZED AT END OF PERIOD SHOWN:
                                          -------------------------------------   -------------------------------------
       UNDERLYING FUNDING OPTIONS         1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------------------------------------------------------------

WARBURG PINCUS TRUST
   Emerging Markets Portfolio...........    78       127       177        303       27        84       143        303



  * The Example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.



 **  Not available to new Contract Owners after May 1, 1998 in most states.



(1) Reflects expenses that would be incurred for those Contract Owners who DO NOT participate in the CHART Asset Allocation program.



(2) Reflects expenses that would be incurred for those Contract Owners who DO participate in the CHART Asset Allocation program.


                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

See Appendix A, page A-1.


                                 THE CONTRACTS

--------------------------------------------------------------------------------

GENERAL

The Contracts, issued on a group basis, are designed for use only with plans which qualify for special tax treatment under the Internal Revenue Code, such as tax deferred annuity plans for public school teachers and employees and employees of certain other tax-exempt organizations; pension and profit-sharing plans; and deferred compensation plans for state and local governments.


Gold Track Select is a variable annuity designed to help contract owners and participants accumulate money for retirement. Certificates are issued to individual participants under a group contract. Under the Contract, you (the contract owner or participant, as applicable) make purchase payments to us and we credit them to your account. The Company promises to pay the owner or the participant, as provided in an employer's plan, an income, in the form of annuity payments, beginning on the maturity date (a future date chosen on which annuity payments begin). The annuitant is the individual on whose life the maturity date and the amount of the monthly annuity payments depend. The annuitant may not be changed after the contract is in effect. The purchase payments accumulate tax deferred in the funding options of your choice, or as provided in the plan under which the Contract is issued. You assume the risk of gain or loss according to the performance of the funding options. The cash value is the amount of purchase payments, plus or minus any investment experience. The cash value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the maturity date the cash value will equal or exceed the total purchase payments made under the Contract, except as specified or elected under the death benefit provisions described in this prospectus. The date the Contract and its benefits became effective is referred to as the contract date. Each 12-month period following this contract date is called a contract year. The record of accumulation units credited to an owner is called the owner's account. The record of accumulation units credited to a participant is called the individual account.



Certain changes and elections must be made in writing to the Company. Where the term "written request" is used, it means that written information must be sent to the Company's Home Office in a form and content satisfactory to us.


The Contracts may be issued on either an allocated or an unallocated basis. Both the allocated and unallocated contracts provide for fixed (Fixed Acccount Option) and variable (Separate Account) accumulations and annuity payouts. The Fixed Account Option is described in a separate prospectus.

ALLOCATED CONTRACTS


A group allocated Contract will cover all present and future participants under the Contract. A participant under an allocated Contract may receive a certificate which evidences participation in the Contract.


UNALLOCATED CONTRACTS

We offer an unallocated annuity Contract, designed for use with certain Qualified Plans where the employer has secured the services of a TPA.


The Contracts will be issued to an employer or the trustee(s) or custodian of an employer's Qualified Plan. All purchase payments are held under the Contract, as directed by the contract owner. There are no individual allocations under the unallocated Contracts for individual participants in the Qualified Plan.



APPLICATION OF PURCHASE PAYMENTS



Each purchase payment will be applied to the Contract to provide accumulation units of the funding options, as selected by the contract owner. A funding option is a fixed interest account or available underlying fund to which assets under a variable annuity contract may be allocated. Such accumulation units will be credited to an owner's account or individual account, as directed or as provided in the plan. If the Contract application is in good order, the Company will apply the initial purchase payment within two business days of receipt at the Company's Home Office. If the application is not in good order, the Company will attempt to secure the missing information within five business days. If the application is not complete at the end of this period, the Company will inform the applicant of the reason for the delay. The purchase payment will be returned immediately unless the applicant specifically consents to the Company keeping the purchase payment until the application is complete. Once it is complete, the purchase payment will be applied within two business days. Our business day ends when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time.



ACCUMULATION UNITS



An accumulation unit is used to calculate the value of a Contract. An accumulation unit works like a share of a mutual fund. Each funding option has a corresponding accumulation unit value. The accumulation units are valued each business day and may increase or decrease from day to day. The number of accumulation units we will credit to the Contract once we receive a purchase payment is determined by dividing the amount directed to each funding option by the value of the accumulation unit. We calculate the value of an accumulation unit for each funding option each day after the New York Stock Exchange closes. After the value is calculated, your account is credited. During the annuity period (i.e., after the maturity date), you are credited with annuity units.



TRANSFERS





You may transfer cash values from one or more funding options to other funding options, subject to the terms and conditions of the Contract (and your Plan). If authorized by the contract owner, participants under allocated Contracts may transfer all or any of their cash value from one funding option to another up to 30 days before the due date of the first annuity payment.



THE FUNDING OPTIONS



You choose which of the following variable funding options to have your purchase payments allocated to. You will find detailed information about the options and their inherent risks in the current prospectuses for the funding options which must accompany this prospectus. Since each option has varying degrees of risk, please read the prospectuses carefully before investing. Additional copies of the prospectuses may be obtained by contacting your registered representative or by calling 1-888-453-8722.

The funding options and their investment objectives and advisers are as follows:



-----------------------------------------------------------------------------------------------------------------
        INVESTMENT                                  INVESTMENT                                 INVESTMENT
          OPTIONS                                   OBJECTIVE                              ADVISER/SUBADVISER
-----------------------------------------------------------------------------------------------------------------
High Yield Bond Trust*       Seeks generous income. The assets of the High Yield Bond  TAMIC
                             Trust will be invested in bonds which, as a class, sell
                             at discounts from par value and are typically high risk
                             securities.

Managed Assets Trust**       Seeks high total investment return through a fully        TAMIC
                             managed investment policy in a portfolio of equity, debt  Subadviser: Travelers
                             and convertible securities.                               Investment Management
                                                                                       Company ("TIMCO")

Money Market Portfolio*      Seeks high current income from short-term money market    TAMIC
(formerly "Cash Income       instruments while preserving capital and maintaining a
Trust")                      high degree of liquidity.

AMERICAN ODYSSEY FUNDS, INC.
  Core Equity Fund           Seeks maximum long-term total return by investing         American Odyssey Funds
                             primarily in common stocks of well-established            Management, Inc.
                             companies.                                                Subadviser: Equinox
                                                                                       Capital Management, Inc.

  Emerging Opportunities     Seeks maximum long-term total return by investing         American Odyssey Funds
  Fund                       primarily in common stocks of small, rapidly growing      Management, Inc.
                             companies.                                                Subadviser: Cowen Asset
                                                                                       Management and Chartwell
                                                                                       Investment Partners

  Global High-Yield Bond     Seeks maximum long-term total return (capital             American Odyssey Funds
  Fund*(1)                   appreciation and income) by investing primarily in        Management, Inc.
                             high-yield debt securities from the United States and     Subadviser: BEA Associates
                             abroad.

  Intermediate-Term Bond     Seeks maximum long-term total return by investing         American Odyssey Funds
  Fund*                      primarily in intermediate-term corporate debt             Management, Inc.
                             securities, U.S. government securities, mortgage-related  Subadviser: TAMIC securities and asset-backed securities, as well as money
                             market instruments.

  International Equity Fund  Seeks maximum long-term total return by investing         American Odyssey Funds
                             primarily in common stocks of established non-U.S.        Management, Inc.
                             companies.                                                Subadviser: Bank of
                                                                                       Ireland Asset Management
                                                                                       (U.S.) Limited

  Long-Term Bond Fund*       Seeks maximum long-term total return by investing         American Odyssey Funds
                             primarily in long-term corporate debt securities, U.S.    Management, Inc.
                             government securities, mortgage-related securities, and   Subadviser: Western Asset
                             asset-backed securities, as well as money market          Management Company
                             instruments.
DELAWARE GROUP PREMIUM
FUND, INC.
  REIT Series                Seeks maximum long-term total return by investing in      Delaware Management
                             securities of companies primarily engaged in the real     Company, Inc.
                             estate industry.                                          Subadviser: Lincoln
                                                                                       Investment Management,
                                                                                       Inc.

  Small Cap Value Series     Seeks capital appreciation by investing primarily in      Delaware Management
                             common stocks whose market values appear low relative to  Company, Inc.
                             their underlying value or future potential.
DREYFUS VARIABLE INVESTMENT
FUND
  Capital Appreciation       Seeks primarily to provide long-term capital growth       The Dreyfus Corporation
  Portfolio                  consistent with the preservation of capital; current      Subadviser: Fayez Sarofim
                             income is a secondary investment objective. The           & Co. ("Sarofim")
                             portfolio invests primarily in the common stocks of
                             domestic and foreign issuers.
  Small Cap Portfolio        Seeks to maximize capital appreciation.                   The Dreyfus Corporation

MONTGOMERY FUNDS III
  Montgomery Variable        Seeks capital appreciation. Under normal conditions, it   Montgomery Asset
  Series: Growth Fund        invests at least 65% of its assets in equity securities.  Management

-----------------------------------------------------------------------------------------------------------------
        INVESTMENT                                  INVESTMENT                                 INVESTMENT
          OPTIONS                                   OBJECTIVE                              ADVISER/SUBADVISER
-----------------------------------------------------------------------------------------------------------------
SALOMON BROTHERS VARIABLE
SERIES FUND, INC.
  Salomon Brothers Variable  Seeks above-average income (compared to a portfolio       Salomon Brothers Asset
  Total Return Fund**        invested entirely in equity securities). Secondarily,     Management ("SBAM")
                             seeks opportunities for growth of capital and income.

  Salomon Brothers Variable  Seeks long-term growth of capital. Current income is a    SBAM
  Investors Fund             secondary objective.
  Salomon Brothers Variable  Seeks capital appreciation through investments primarily  SBAM
  Capital Fund               in common stock, or securities convertible to common
                             stocks, which are believed to have above-average price
                             appreciation potential and which may also involve above-
                             average risk.
STRONG VARIABLE INSURANCE
FUNDS, INC.
  Strong Shafer Value        Seeks primarily long-term capital appreciation. Current   Strong Capital Management,
  Fund II                    income is a secondary objective when selecting            Inc.
                             investments.                                              Subadviser: Shafer Capital
                                                                                       Management, Inc.
TRAVELERS SERIES FUND, INC.
  Alliance Growth Portfolio  Seeks long-term growth of capital by investing            Travelers Investment
                             predominantly in equity securities of companies with a    Adviser ("TIA")
                             favorable outlook for earnings and whose rate of growth   Subadviser: Alliance
                             is expected to exceed that of the U.S. economy over       Capital Management L.P.
                             time. Current income is only an incidental
                             consideration.
  MFS Total Return           Seeks to obtain above-average income (compared to a       TIA
  Portfolio**                portfolio entirely invested in equity securities)         Subadviser: Massachusetts
                             consistent with the prudent employment of capital.        Financial Services Company
                             Generally, at least 40% of the Portfolio's assets will    ("MFS")
                             be invested in equity securities.
  Putman Diversified Income  Seeks high current income consistent with preservation    TIA
  Portfolio**                of capital. The Portfolio will allocate its investments   Subadviser: Putnam
                             among the U.S. Government Sector, the High Yield Sector,  Investment Management,
                             and the International Sector of the fixed income          Inc.
                             securities markets.
  Smith Barney High Income   Seeks high current income. Capital appreciation is a      Mutual Management
  Portfolio*                 secondary objective. The Portfolio will invest at least   Corporation ("MMC")
                             65% of its assets in high-yielding corporate debt         (formerly Smith Barney
                             obligations and preferred stock.                          Mutual Fund Management,
                                                                                       Inc.)
  Smith Barney               Seeks total return on assets from growth of capital and   MMC
  International Equity       income by investing at least 65% of its assets in a
  Portfolio                  diversified portfolio of equity securities of
                             established non-U.S. issuers.
  Smith Barney Large         Seeks long-term growth of capital by investing in equity  MMC
  Capitalization Growth      securities of companies with large market
  Portfolio                  capitalizations.
TRAVELERS SERIES TRUST
  Disciplined Mid Cap Stock  Seeks growth of capital by investing primarily in a       TAMIC
  Fund                       broadly diversified portfolio of common stocks.           Subadviser: TIMCO
  Disciplined Small Cap      Seeks long term capital appreciation by investing         TAMIC
  Fund                       primarily (at least 65% of its total assets) in the       Subadviser: TIMCO
                             common stocks of U.S. Companies with relatively small
                             market capitalizations at the time of investment.
  Equity Income Portfolio    Seeks reasonable income by investing at least 65% in      TAMIC
                             income-producing equity securities. The balance may be    Subadviser: Fidelity
                             invested in all types of domestic and foreign             Management & Research
                             securities, including bonds. The Portfolio seeks to       Company
                             achieve a yield that exceeds that of the securities
                             comprising the S&P 500. The Subadviser also considers
                             the potential for capital appreciation.
  Federated Stock Portfolio  Seeks growth of income and capital by investing           TAMIC
                             principally in a professionally managed and diversified   Subadviser: Federated
                             portfolio of common stock of high-quality companies       Investment Counseling,
                             (i.e., leaders in their industries and characterized by   Inc.
                             sound management and the ability to finance expected
                             growth).

-----------------------------------------------------------------------------------------------------------------
        INVESTMENT                                  INVESTMENT                                 INVESTMENT
          OPTIONS                                   OBJECTIVE                              ADVISER/SUBADVISER
-----------------------------------------------------------------------------------------------------------------
TRAVELERS SERIES TRUST (CONT.)
  Large Cap Portfolio        Seeks long-term growth of capital by investing primarily  TAMIC
                             in equity securities of companies with large market       Subadviser: Fidelity
                             capitalizations.                                          Management & Research
                                                                                       Company
  Lazard International       Seeks capital appreciation by investing primarily in the  TAMIC
  Stock Portfolio            equity securities of non-United States companies (i.e.,   Subadviser: Lazard Asset
                             incorporated or organized outside the United States).     Management
  MFS Mid Cap Growth         Seeks to obtain long term growth of capital by            TAMIC
  Portfolio                  investing, under normal market conditions, at least 65%   Subadviser: MFS
                             of its total assets in equity securities of companies
                             with medium market capitalization which the investment
                             adviser believes have above-average growth potential.
  MFS Research Portfolio     Seeks to provide long-term growth of capital and future   TAMIC
                             income.                                                   Subadviser: MFS
  Social Awareness Stock     Seeks long-term capital appreciation and retention of     MMC
  Portfolio                  net investment income by selecting investments,
                             primarily common stocks, which meet the social criteria
                             established for the Portfolio. Social criteria currently
                             excludes companies that derive a significant portion of
                             their revenues from the production of tobacco, tobacco
                             products, alcohol, or military defense systems, or in
                             the provision of military defense related services or
                             gambling services.
  Strategic Stock Portfolio  Seeks to provide an above-average total return through a  TAMIC
                             combination of potential capital appreciation and         Subadviser: TIMCO
                             dividend income by investing primarily in high dividend
                             yield stocks periodically selected from the companies
                             included in (i) the Dow Jones Industrial Average and
                             (ii) the Standard & Poor's 100 Stock Index.
  Travelers Quality Bond     Seeks current income, moderate capital volatility and     TAMIC
  Portfolio*                 total return.
  U.S. Government            Seeks to select investments from the point of view of an  TAMIC
  Securities Portfolio*      investor concerned primarily with highest credit
                             quality, current income and total return. The assets of
                             the U.S. Government Securities Portfolio will be
                             invested in direct obligations of the United States, its
                             agencies and instrumentalities.
  Utilities Portfolio        Seeks to provide current income by investing in equity    MMC
                             and debt securities of companies in the utility
                             industries.
WARBURG PINCUS TRUST
  Emerging Markets           Seeks long-term growth of capital by investing primarily  Warburg Pincus Asset
  Portfolio                  in equity securities of non-U.S. issuers consisting of    Management, Inc.
                             companies in emerging market securities.






 * The Funding Options marked with an asterisk (*) are considered Competing Funds, and may be subject to transfer restrictions. Those marked with two asterisks (**) are not currently considered Competing Funds, but may be so in the future because of an allowable change in the Funding Option's investment strategy. Please refer to the Contract for transfer restrictions.



(1) Formerly American Odyssey Short-Term Bond Fund. The name, investment objective and investment subadviser of this fund was changed pursuant to shareholder vote effective May 1, 1998.

An asset allocation program is available for certain funding options under the Contract. See "Asset Allocation Advice."



Certain variable annuity separate accounts and variable life insurance separate accounts may invest in the funding options simultaneously (called "mixed" and "shared" funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the funding options do not currently foresee any such disadvantages either to variable annuity contract owners or variable life insurance policyowners, each funding option's Board of Directors intends to monitor events in order to identify any material conflicts between such contract owners and policyowners and to determine what action, if any, should be taken in response thereto. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity contract owners would not bear any expenses attendant to the establishment of such separate funds, but variable annuity contract owners and variable life insurance policyowners would no longer have the economies of scale resulting from a larger combined fund.



                           CHARGES UNDER THE CONTRACT

--------------------------------------------------------------------------------


SALES CHARGES



Purchase payments made under the Contract pursuant to the terms of the contracts are not subject to a front-end sales load. However, when withdrawn, the Company will charge a surrender charge. Any sales charge, penalty tax and withholding will be deducted from either the amount surrendered or from the remaining Contract balance, as requested by the contract owner or participant. The Company will charge a maximum surrender charge of 5% of the amount surrendered in the first and second Contract/Certificate Years, up to 4% in years three and four, up to 3% in years five and six, up to 2% in years seven and eight, and 0% beginning in year nine. Any applicable sales charge will not exceed 8.5% of the aggregate amount of the purchase payments made.



The sales charges can be changed if the Company anticipates it will incur decreased sales-related expenses due to the nature of the Plan to which the Contract is issued or the involvement of TPAs. When considering a change in the sales charges, the Company will take into account:



     (a) The expected level of initial agent or the Company involvement during the establishment and maintenance of the Contract including the amount of enrollment activity required, and the amount of service required by the contract owner in support of the Plan, and



     (b) Contract owner, agent or TPA involvement in conducting ongoing enrollment of subsequently eligible participants, and



     (c) The expected level of commission the Company may pay to the agent or TPA for distribution expenses, and



     (d) Any other factors which the Company anticipates will increase or decrease the sales-related expenses associated with the sale of the Contract in connection with the Plan.



The surrender charge will not be assessed for withdrawals made under the following circumstances: retirement, separation from service, loans (if available in your Plan), hardship (as defined by the Code), death, disability as defined in Code section 72(m)(7), return of Excess Plan Contributions, minimum required distributions generally at age 70 1/2, transfers to an Employer Stock Fund, certain Plan expenses as mutually agreed upon and annuitization under this Contract or another contract issued by us.



For 401 plans with less than 50 participants at the time of sale, Highly Compensated Employees, as defined by the Internal Revenue Code, during the first 5 Contract years may be subject to surrender charges for all distributions listed above except loans and return of Excess Plan Contributions.



For unallocated Contracts, we make the deductions described above pursuant to the terms of the various agreements among the custodian, the principal underwriter, and us.



FREE WITHDRAWAL ALLOWANCE. For Contracts in use with deferred compensation plans, tax deferred annuity plans and combined qualified plans/tax-deferred annuity plans, there is currently a 10% free withdrawal allowance available each year after the first contract/certificate year. The available withdrawal amount will be calculated as of the first valuation date of any given contract/certificate year. The free withdrawal allowance applies to partial surrenders of any amount and to full surrenders, except those full surrenders transferred directly to annuity contracts not issued by us.



MORTALITY AND EXPENSE RISK CHARGE



A mortality and expense risk charge is deducted on each business day from amounts held in the Separate Account. This charge is equivalent, on an annual basis, to a maximum of 1.20% of the amounts allocated to each funding option. The mortality risk portion compensates the Company for guaranteeing to provide annuity payments according to the terms of the Contract regardless of how long the annuitant lives and for guaranteeing to provide the death benefit if a participant dies prior to the maturity date. The expense risk charge compensates the Company for the risk that the charges under the Contract, which cannot be increased during the duration of the Contract, will be insufficient to cover actual costs.



In determining the level of the mortality and expense risk charge, the Company will consider the size of the Plan, the number of employees, Plan participants, the demographics of the participants, which may reduce mortality and expenses of the Plan, and any other factors which the Company considers relevant.



Although variable annuity payments made under the Contracts will vary in accordance with the investment performance of each funding option's investment portfolio, payments will not be affected by (a) the Company's actual mortality experience among annuitants after retirement or (b) the Company's actual expenses, if greater than the deductions provided for in the Contracts because of the expense and mortality undertakings by the Company.



FUNDING OPTION CHARGES



There are certain deductions from and expenses paid out of the assets of each funding option. These are described in the applicable prospectus for each funding option.



ADMINISTRATIVE CHARGES



This charge is deducted on each business day from the variable funding options in order to compensate the Company for certain administrative and operating expenses of the funding options. The charge is equivalent on an annual basis to a maximum of 0.10% of the daily net asset value of each funding option. This charge is assessed during the accumulation and annuity periods from each participant's individual account.



PREMIUM TAX DEDUCTIONS



Certain states or municipalities impose a premium tax, ranging from 0% to 5%. A premium tax is made, if applicable, on purchase payments or contract values. On any Contract subject to a premium tax, the tax will be deducted, as provided under applicable law, either from purchase payments when received or from the amount applied to effect an annuity at the time annuity payments commence. However, we reserve the right to deduct from the Contract the state or municipality premium tax upon our determination of when such tax is due.

TPA ADMINISTRATIVE CHARGES



The Company may be directed by the contract owner to deduct charges from purchase payments or account values for payment to the Contract Owner and/or the TPA. These charges are not levied by the Contract. Such charges may include maintenance fees and transaction fees.


                              PAYMENT OF BENEFITS
--------------------------------------------------------------------------------

DEATH BENEFIT PROCEEDS PRIOR TO MATURITY DATE


ALLOCATED CONTRACT. The allocated Contract provides that, in the event the participant dies before the selected maturity date or the participant's age 75 (whichever occurs first), the death benefit payable will be the greater of (a) the cash value of the participant's individual account or (b) the total purchase payments under that participant's individual account, less any applicable premium tax, minus outstanding loan amounts and prior surrenders not previously deducted as of the date we receive due proof of death.



If the participant dies on or after age 75 and before the annuity commencement date, we will pay the beneficiary the cash value of the participant's individual account, less, for each option, any applicable premium tax or outstanding loan amounts as of the date we receive due proof of death.



We must be notified of a participant's death no later than six months after the participant's date of death in order for the beneficiary to receive the death proceeds as described. If notification is received more than six months after the participant's death, the beneficiary shall receive the cash value of the participant's individual account less any outstanding loan amounts as of the date we receive due proof of death.



The death benefit may be taken by the beneficiary in one of three ways: 1) in a single sum, in which case payment will be made within seven days of our receipt of due proof of death, unless subject to postponement as explained in "Postponement of Payment," 2) applied to a nonlifetime annuity option, in which case the proceeds must be distributed within 5 years of the participant's date of death, or 3) applied to a lifetime annuity.



An election to receive death benefits under a form of annuity must be made within one year after the death. The election must be made by written notice to us at our Home Office. The beneficiary may choose to have annuity payments made on a variable basis, fixed basis, or a combination of the two.



No election to provide annuity payments will become operative unless the amount placed under the annuity option is at least $2,000. The manner in which the annuity payments are determined and in which they may vary from month to month are the same as applicable to a participant's individual account after retirement.



UNALLOCATED CONTRACT. (This death benefit is available only with our consent and by endorsement to the Contract and may not be available in all jurisdictions.) The unallocated Contract provides that, in the event the participant dies before the selected maturity date, or the participant's attainment of age 75 (whichever occurs first), the death benefit payable will be the greater of (a) the cash value attributable to the participant under the Contract or (b) the total purchase payments attributable to the participant under the Contract, less any applicable premium tax, prior surrenders not previously deducted and any outstanding loan balance (if applicable) as of the date we receive Due Proof of Death.



If the participant dies on or after attainment of age 75 and before the maturity date, we will pay the beneficiary the cash value attributable to the participant under the Contract, less any applicable premium tax, prior surrenders not previously deducted and any outstanding loan balance (if applicable) as of the date we receive Due Proof of Death.

We will pay this benefit upon receiving Due Proof of Death along with a written request noting the cash value and the total purchase payments attributable to the participant under the Contract. In addition, we will require copies of records and any other reasonable proof we find necessary to verify the cash value and total purchase payments attributable to the participant under the unallocated Contract.



We must be notified of a participant's death no later than six months after the participant's date of death in order for the beneficiary to receive the death benefits as described. If notification is received more than six months after the participant's death, the beneficiary shall receive the cash value attributable to the participant under the Contract as of the date we receive due proof of death. The death benefit may be taken by the beneficiary in one of three ways: 1) in a single sum, in which case payment will be made within seven days of our receipt of due proof of death, unless subject to postponement as explained below; 2) applied to a Fixed Period Annuity Option, in which case the proceeds must be distributed within five years of the participant's date of death, or; 3) applied to a Life Annuity Option available under the Contract.



A written request electing the distribution of death proceeds in the form of an annuity option must be received by Us within one year from the date of death. The minimum amount that can be placed under an annuity option is $2,000.



The death proceeds may be received in the form of annuity payments made on a variable basis, a fixed basis, or a combination of the two. Annuity payments will be determined as described in the "Annunity Options" section.



DEATH PROCEEDS AFTER THE MATURITY DATE



If the annuitant dies on or after the maturity date, we will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity option then in effect.


ELECTION OF SETTLEMENT OPTIONS


Any amount distributed from the Contract may be applied to any one of the annuity options described below.



Election of any of these options must be made by written request to our Home Office at least 30 days prior to the date such election is to become effective. The form of such annuity option shall be determined by the Contract/Certificate owner. The following information must be provided with any such request:



     a) the participant's name, address, date of birth, social security number;


     b) the amount to be distributed;


     c) the annuity option which is to be purchased;



     d) the date the annuity option payments are to begin;



     e) if the form of the annuity provides a death benefit in the event of the participant's death, the name, relationship and address of the beneficiary as designated by you; and


     f) any other data that we may require.


The beneficiary, as specified in item (e) above, may be changed by you or the annuitant as long as we are notified by written request while the annuitant is alive and before payments have begun. If the beneficiary designation is irrevocable, such designation cannot be changed or revoked without the consent of the beneficiary. After we receive the Written Request and the written consent of the beneficiary (if required), the new beneficiary designation will take effect as of the date the notice is signed. We have no further responsibility for any payment we made before the written request.

MINIMUM AMOUNTS


The minimum amount that can be placed under an annuity option is $2,000 unless we consent to a lesser amount. If any periodic payments due are less than $100, we reserve the right to make payments at less frequent intervals.


MISSTATEMENT


If an annuitant's sex or age was misstated, all benefits of this Contract are what the cash values would have purchased on the date of issue at the correct sex and age.


RETIRED LIFE CERTIFICATE

We will issue to each person to whom annuity benefits are being paid under this Contract a certificate setting forth a statement in substance of the benefits to which such person is entitled under this Contract.

ALLOCATION OF CASH SURRENDER VALUE DURING THE ANNUITY PERIOD


At the time an annuity option is elected, you also may elect to have the participant's cash surrender value applied to provide a variable annuity, a fixed annuity, or a combination of both.



If no election is made to the contrary, the cash surrender value will provide an annuity which varies with the investment experience of the corresponding funding option(s) at the time of election. You or the participant, if you so authorize, may elect to transfer cash values from one funding option to another, as described in the provision "Transfers of Cash Value Between Funding Options," in order to reallocate the basis on which annuity payments will be determined. Once annuity payments have begun, no further transfers are allowed.


ANNUITY OPTIONS


OPTION 1 -- LIFE ANNUITY/NO REFUND. A life annuity is an annuity payable during the lifetime of the annuitant and terminating with the last monthly payment preceding the death of the annuitant.



OPTION 2 -- LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS ASSURED. An annuity payable monthly during the lifetime of an annuitant with the provision that if, at the death of the annuitant, payments have been made for less than 120,180 or 240 months, as elected, then we will continue to make payments to the designated beneficiary during the remainder of the period.



OPTION 3 -- LIFE ANNUITY -- CASH REFUND. We will make monthly annuity payments during the lifetime of the annuitant, ceasing with the last payment due prior to the death of the annuitant, provided that, at the death of the annuitant, the beneficiary will receive an additional payment equal to the dollar value, if any, of (a) minus (b) where, for a variable annuity:



     (a) is the total amount applied under the option divided by the annuity unit value on the due date of the first annuity payment;


     (b) and is


        (1) the number of annuity units represented by each payment;

            times

        (2) the number of payments made;

and for a Fixed Annuity:


     (a) is the cash value applied on the maturity date under this option; and



     (b) is the dollar amount of annuity payments already paid.



OPTION 4 -- JOINT AND LAST SURVIVOR LIFE ANNUITY. Monthly annuity payments based upon the joint lifetime of two persons selected: payments made first to the annuitant, and upon his/her death, paid to the survivor. No more payments will be made after the death of the survivor.

OPTION 5 -- JOINT AND LAST SURVIVOR ANNUITY -- ANNUITY REDUCED ON DEATH OF PRIMARY PAYEE. Monthly annuity payments to the annuitant during the joint lifetime of the two persons selected. One of the two persons will be designated as the primary payee. The other will be designated as the secondary payee. On the death of the secondary payee, if survived by the primary payee, we will continue to make monthly annuity payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons.



On the death of the primary payee, if survived by the secondary payee, we will continue to make monthly annuity payments to the secondary payee in an amount equal to 50% of the payments which would have been made during the lifetime of the primary payee. No further payments will be made following the death of the survivor.



OPTION 6 -- FIXED PAYMENTS FOR A FIXED PERIOD OF 120, 180, OR 240 MONTHS. We will make monthly payments for the period selected. If at the death of the annuitant, payments have been made for less than 120, 180, or 240 months, as elected, we will continue to make payments to the designated beneficiary during the remainder of the period.



OPTION 7 -- OTHER ANNUITY OPTIONS. We will make other arrangements for annuity payments as may be mutually agreed upon by you and us.


VARIABLE ANNUITY


AMOUNT OF FIRST PAYMENT. The Life Annuity Tables are used to determine the first monthly Annuity payment. They show the dollar amount of the basic first monthly annuity payment which can be purchased with each $1,000 applied. The amount applied to an Annuity will be the cash surrender value of a participant's individual account as of 14 days before the date annuity payments start. We reserve the right to require satisfactory proof of the age of any persons on whose life annuity payments are based before making the first payment under any of these options.



ANNUITY UNIT VALUE. The initial value of an annuity unit of each funding option was set at $1.00. On any valuation date, the annuity unit value for a funding option equals the annuity unit value on the immediately preceding valuation date, multiplied by the net investment factor for that funding option for the valuation period just ended, divided by the Assumed Daily Net Investment Factor. The Assumed Daily Net Investment Factor is given in the Contract.



The value of an annuity unit as of any date other than a valuation date will be equal to its value as of the succeeding valuation date.



INITIAL PAYMENT AND NUMBER OF ANNUITY UNITS. We determine the number of annuity units credited to the annuitant's individual account in each funding option by dividing the basic first monthly annuity payment attributable to that funding option by the funding option's annuity unit value as of 14 days before the due date of the first annuity payment.



AMOUNT OF SUBSEQUENT PAYMENTS. The dollar amount of any subsequent payments made to an annuitant after the first payment date may change from month to month based on the net investment results of the funding option(s). The total amount of each annuity payment will be equal to the sum of the payments in each funding option allocated to that annuitant's individual account.



The amount of the payments made to an annuitant is determined by multiplying, for each funding option, the number of annuity units credited to that annuitant by the annuity unit value of the funding option as of the date 14 days prior to the date on which payment is due and by adding the sums.


FIXED ANNUITY


A Fixed Annuity provides for payments which do not vary during the annuity period. The minimum guaranteed amount of the fixed annuity payments will be calculated as described under "Variable Annuity: Determination of First Annuity Payment" except that the cash surrender value will be determined as of the day annuity payments commence. If it would produce a larger payment, the fixed annuity payments will be determined using the Life Annuity Tables in effect on the maturity date.


                              THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------


The Separate Account was established on December 26, 1995, in accordance with authorization by the Board of Directors of the Company. It is the Separate Account in which the Company sets aside and invests the assets attributable to the Contracts sold under this prospectus. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not, however, involve Securities and Exchange Commission supervision of the management or the investment practices or policies of the Separate Account or the Company.


Under Connecticut law, the assets of the Separate Account attributable to the Contracts offered under this prospectus are held for the benefit of the owners of, and the persons entitled to payments under, those Contracts. The assets in the Separate Account are not chargeable with liabilities arising out of any other business the Company may conduct. Therefore, you will not be affected by the rate of return of the Company's General Account, nor by the investment performance of any of the Company's other separate accounts.


The Company does not guarantee the investment results of the Separate Account or the funding options. There is no assurance that the account value on the maturity date or the aggregate amount of the variable annuity payments will equal the sum of purchase payments made under the Contract. Since each funding option has different investment objectives, each is subject to different risks. These risks are more fully described in the prospectuses for the funding options which must accompany this prospectus. Additional copies of the prospectuses may be requested from your sales representative or from the Home Office.



The Company reserves the right, subject to compliance with the law, to substitute the shares of any other registered investment company for the shares of any funding option held by the Separate Account. Substitution may occur if shares of the funding option(s) become unavailable or due to changes in applicable law or interpretations of law. Current law requires approval of the Securities and Exchange Commission and notification to you of any such substitution. The Company also reserves the right, subject to compliance with the law, to offer additional funding options.


PERFORMANCE INFORMATION


From time to time, we may advertise different types of historical performance for the Contract's funding options. We may advertise the "standardized average annual total returns" of the funding options, calculated in a manner prescribed by the SEC as well as the "nonstandardized total returns," as described below. Specific examples of the performance information appear in the SAI.



STANDARDIZED METHOD. Quotations of average annual total returns are computed according to a formula in which a hypothetical initial investment of $1,000 is applied to the funding option, and then related to ending redeemable values over one-, five-, and ten-year periods, or for a period covering the time during which the funding option has been in existence, if less. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). Each quotation assumes a total redemption at the end of each period with the applicable withdrawal charges deducted at that time.

NONSTANDARDIZED METHOD. Nonstandardized "total returns" will be calculated in a similar manner based on the performance of the funding options over a period of time, usually for the calendar year-to-date, and for the past one-, three-, five- and ten-year periods. The withdrawal charge is not reflected because the contract designed is for long-term investment.



For underlying funds that were in existence prior to the date they became available under the Separate Account, the standardized average annual total return quotations may be accompanied by returns showing the investment performance that such underlying funds would have achieved (reduced by the applicable charges) had they been held under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance.



GENERAL. Within the guidelines prescribed by the SEC and the National Association of Securities Dealers, Inc. ("NASD"), performance information may be quoted numerically or may be presented in a table, graph or other illustration. Advertisements may include data comparing performance to well-known indices of market performance (including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's (S&P) 500 Index and the S&P 400 Index, the Lehman Brothers Long T-Bond Index, the Russell 1000, 2000 and 3000 Indices, the Value Line Index, and the Morgan Stanley Capital International's EAFE Index). Advertisements may also include published editorial comments and performance rankings compiled by independent organizations (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) and publications that monitor the performance of the Separate Account and the variable funding options.



                       MISCELLANEOUS CONTRACT PROVISIONS

--------------------------------------------------------------------------------


RIGHT TO RETURN



For Contracts in use with deferred compensation plans, tax-deferred annuity plans, and combined qualified plans/tax deferred annuity plans, you may return the Contract for a full refund of the cash value (including charges) within ten days after you receive it (the "right to return period"). Where state law requires a longer right to return period, or the return of purchase payments, the Company will comply. The contract owner bears the investment risk during the right to return period; therefore, the cash value returned may be greater or less than your purchase payment. All cash values will be determined as of the next valuation following the Company's receipt of your written request for refund.



CONTRACT AND PARTICIPANT'S INDIVIDUAL ACCOUNT TERMINATION



Under the allocated Contracts, if the cash value in a participant's individual account is less than the termination amount as stated in your Contract, we reserve the right to terminate that account and move the cash value of that participant's individual account to your account.



Any cash value to which a terminating participant is not entitled under the Plan will be moved to your account at your direction.



You may discontinue this Contract by written request at any time for any reason. We reserve the right to discontinue this Contract if:



     a) the cash value of the Contract is less than the termination amount; or



     b) We determine within our sole discretion and judgment that the Plan or administration of the Plan is not in conformity with applicable law; or



     c) We receive notice that is satisfactory to us of plan termination.



If we discontinue this Contract or we receive your written request to discontinue the Contract, we will, in our sole discretion and judgment:

     a) accept no further payments for this Contract; and



     b) pay you the cash surrender value of the funding options within 7 days of the date of our written notice to you, or distribute the cash surrender value of each participant's individual account as described in the settlement provisions section at your direction; and



     c) pay you an amount as described in the Fixed Account prospectus.



If the Contract is discontinued, we will distribute the cash surrender value to you no later than 7 days following our mailing the written notice of discontinuance to you at the most current address available on our records. Discontinuance of the Contract will not affect payments we are making under annuity options which began before the date of discontinuance.



DOLLAR COST AVERAGING (AUTOMATED TRANSFERS)*



Dollar cost averaging permits the contract owner or participant to transfer a fixed dollar amount to other funding options on a monthly or quarterly basis so that more accumulation units are purchased if the cost per unit is low and fewer accumulation units are purchased if the cost per unit is high. Therefore, a lower-than-average cost per unit may be achieved over the long run.



You may elect automated transfers through written request or other method acceptable to the Company. Certain minimums apply to amounts transferred and/or to enroll in the program.



You may start or stop participation in the Dollar Cost Averaging program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Contract, including provisions relating to the transfer of money between funding options. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.



Before transferring any part of the cash value, contract owners should consider the risks involved in switching between investments available under this Contract. Dollar cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.



* Automated transfers are subject to the terms and conditions of the Contract (and your plan).



ASSET ALLOCATION ADVICE



Owners may elect to enter into a separate advisory agreement with Copeland Financial Services, Inc. ("Copeland"), an affiliate of the Company, if the program is available. Copeland provides asset allocation advice under its CHART program, which is fully described in a separate disclosure statement. Under the CHART Program, purchase payments and cash values are allocated among the specified asset allocation funds. Copeland's charge for this advisory service is equal to a maximum of 1.50% of the assets subject to the CHART Program. The CHART Program fee will be paid by quarterly withdrawals from the cash values allocated to the asset allocation funds. The fee is in addition to the Contract charges described in "Charges Under the Contract." The Company will not treat these withdrawals as taxable distributions. The CHART Program may not be available in all marketing programs through which this Contract is sold.



CONTRACT EXCHANGES



a) You may transfer all or any part of Your Account's cash surrender value from any funding option to any contract not issued by us. Such transfers may be subject to a sales charge, as described in the Contract. If authorized by the contract owner, a participant may transfer all or any part of the individual account's cash surrender value from one funding option to any contract not issued by us.

b) Under specific conditions, we may allow you to transfer to this Contract funds held by you in another group annuity contract issued by us or to transfer amounts from this Contract to another Contract issued by us without applying a sales charge to the funds being transferred. Once the transfer is complete and we have established an account for you at your direction, a new sales charge may apply, as described in the new Contract.



c) Under specific conditions, when authorized by state insurance law, we may credit a Plan up to 4% of the amount transferred to us from another group annuity not issued by us as reimbursement to the Plan for any exit penalty assessed by the other issuer. We may recover this credit through reduced compensation paid to the servicing agent or broker.



POSTPONEMENT OF PAYMENT (EMERGENCY PROCEDURE)



Payment of any benefit or values may be postponed whenever (1) the New York Stock Exchange is closed; (2) when trading on the New York Stock Exchange is restricted; (3) when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the securities held in the funding options is not reasonably practicable or it is not reasonably practicable to determine the value of the funding option'snet assets; or (4) during any other period when the Securities and Exchange Commission, by order, so permits for the protection of security holders. Any provision of the Contract which specifies a valuation date will be superseded by this Emergency Procedure.



ACCOUNT VALUE



During the accumulation period, the account value can be determined by multiplying the total number of funding option accumulation units credited to that account by the current accumulation unit value for the appropriate funding option and adding the sums for each funding option. There is no assurance that the value in any of the funding options will equal or exceed the purchase payments made to such funding options.


                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

The following description of the federal income tax consequences under this Contract is not exhaustive, is not intended to cover all situations and is not meant to provide tax advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax advisor regarding your personal situation. For your information, a more detailed discussion is contained in the SAI.

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for money put into an annuity. The Internal Revenue Code (Code) governs how this money is ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below.

TYPES OF CONTRACTS: QUALIFIED OR NONQUALIFIED

If you purchase an annuity contract with proceeds of an eligible rollover distribution from any pension plan, specially sponsored program, or individual retirement annuity (IRA) with pre-tax dollars, your contract is referred to as a qualified contract. Some examples of qualified contracts are: IRAs, 403(b) annuities, pension and profit-sharing plans (including 401(k) plans), Keogh Plans and certain other qualified deferred compensation plans. If you purchase the contract on an individual basis and with after-tax dollars and not under one of the programs described above, your contract is referred to as nonqualified.

INVESTOR CONTROL

In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contract. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The U.S. Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that the owners were not owners of separate account assets. For example, a contract owner or participant of this Contract has additional flexibility in allocating payments and cash values. These differences could result in the contract owner being treated as the owner of the assets of Fund QP. In addition, the Company does not know what standard will be set forth in the regulations or rulings which the Treasury is expected to issue, nor does the Company know if such guidance will be issued. The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent the contract owner from being considered the owner of a pro rata share of the assets of Fund QP.

The remaining tax discussion assumes that the Contract qualifies as an annuity contract for federal income tax purposes.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or retirement. Distributions must begin or be continued according to required patterns following the death of the contract owner or annuitant of both qualified and nonqualified annuities.

NONQUALIFIED ANNUITY CONTRACTS

As the owner of a nonqualified annuity, you do not receive any tax benefit (deduction or deferral of income) on purchase payments, but you will not be taxed on increases in the value of your contract until a distribution occurs -- either as a withdrawal (distribution made prior to the maturity date), or as annuity payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings. Similarly, when you receive an annuity payment, part of each payment is considered a return of your purchase payments and will not be taxed. The remaining portion of the annuity payment (i.e., any earnings) will be considered ordinary income for tax purposes.

If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the contract attributable to purchase payments made after February 28, 1986 are includable in income annually. Furthermore, for contracts issued after April 22, 1987, if you transfer the contract without adequate consideration all deferred increases in value will be includable in your income at the time of the transfer.

If you make a partial withdrawal, this money will generally be taxed as first coming from earnings, (income in the contract), and then from your purchase payments. These withdrawn earnings are includable in your income. (See "Penalty Tax for Premature Distributions" below). There is income in the contract to the extent the cash value exceeds your investment in the contract. The investment in the contract equals the total purchase payments you paid less any amount received previously which was excludable from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash distribution under the tax law.

Federal tax law requires that nonqualified annuity contracts meet minimum mandatory distribution requirements upon the death of the contract owner, including the first of joint owners. If these requirements are not met, the surviving joint owner, or the beneficiary, will have to pay taxes prior to distribution. The distribution required depends, among other things, upon whether an annuity option is elected or whether the new contract owner is the surviving spouse. We will administer Contracts in accordance with these rules and we will notify you when you should begin receiving payments.

QUALIFIED ANNUITY CONTRACTS

Under a qualified annuity, since amounts paid into the contract have not yet been taxed, the full amount of all distributions, including lump-sum withdrawals and annuity payments are taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or contract. The Contract is available as a vehicle for IRA rollovers and for other qualified contracts. There are special rules which govern the taxation of qualified contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. We have provided a more complete discussion in the SAI.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS

Taxable distributions taken before the contract owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain tax-qualified plans.

DIVERSIFICATION REQUIREMENTS

The Code states that in order to qualify for the tax benefits described above, investments made in the separate account of any nonqualified variable annuity contract must satisfy certain diversification requirements. Tax regulations define how separate accounts must be diversified. We monitor the investments constantly and believe that our accounts are adequately diversified. We intend to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.


                               OTHER INFORMATION

--------------------------------------------------------------------------------

THE INSURANCE COMPANY



The Travelers Insurance Company is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly owned subsidiary of Travelers Group Inc., a financial services holding company. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.

YEAR 2000 COMPLIANCE



Generally, computer programs were designed without considering the impact of the upcoming change in the century. As a result, software and computer systems may need to be upgraded or replaced in order to comply with "Year 2000" requirements. If not corrected, these computer applications could fail or create erroneous results by or at the Year 2000. The business, financial condition, and results of operations of a company could be materially and adversely affected by the failure of its systems and applications (or those either provided or operated by third-parties) to properly operate or manage dates beyond the year 1999.



The Company has investigated the nature and extent of the work required for our computer systems to process beyond the turn of the century, and has made progress toward achieving this goal, including upgrading and/or replacing existing systems. We are confirming with our service providers that they are also in the process of replacing or modifying their systems with the same goal. We expect that our principal systems will be Year 2000 compliant by early 1999. While these efforts involve substantial costs, we closely monitor associated costs and continue to evaluate associated risks based on actual expenses. While it is likely that these efforts will be successful, if necessary modifications and conversions are not completed in a timely manner, the Year 2000 requirements could have a material adverse effect on certain operations of the Company.



DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS



The Company intends to sell the Contract in all jurisdictions where the Company is licensed to do business, except the Bahamas. The Contract may be purchased from agents who are licensed by state insurance authorities to sell variable annuity contracts issued by the Company, and who are also registered representatives of Tower Square Securities, Inc. ("Tower Square") and broker-dealers which have Selling Agreements with Tower Square. Tower Square, whose principal business address is One Tower Square, Hartford, Connecticut, serves as the principal underwriter for the variable annuity contracts described herein. The offering is continuous. Tower Square is a registered broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Tower Square is an affiliate of the Company and an indirect wholly owned subsidiary of Travelers Group Inc., and serves as principal underwriter pursuant to a Distribution and Management Agreement to which the Separate Accounts, the Company and Tower Square are parties. No amounts have been or will be retained by Tower Square for acting as principal underwriter for the Contracts. It is currently anticipated that Travelers Distribution Company, an affiliated broker-dealer, may become the principal underwriter for the Contracts during 1998.



Agents will be compensated for sales of the Contracts on a commission and service fee basis. The compensation paid to sales agents will not exceed 7.0% of the payments made under the Contract. In addition, certain production, persistency and managerial bonuses may be paid.



From time to time the Company may pay or permit other promotional incentives, in cash, credit or other compensation.



CONFORMITY WITH STATE AND FEDERAL LAWS



The Contract is governed by the laws of the state in which it is delivered. Any paid-up annuity, cash surrender value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which the Contract is delivered. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the contract owner is subject.

VOTING RIGHTS



The Company is the legal owner of the shares of the funding options. However, we believe that when a funding option solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares we own on our own behalf. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.


CONTRACT MODIFICATION


The Company reserves the right to modify the Contract to keep it qualified under all related law and regulations which are in effect during the term of this Contract. We will obtain the approval of any regulatory authority needed for the modifications.



LEGAL PROCEEDINGS AND OPINIONS



There are no pending material legal proceedings affecting the separate account. There is one material pending legal proceeding, other than ordinary routine litigation incidental to the business, to which the Company is a party. In March 1997, a purported class action entitled Patterman v. The Travelers, Inc. was commenced in the Superior Court of Richmond County, Georgia, alleging, among other things, violations of the Georgia RICO statute and other state laws by an affiliate of the Company, Primerica Financial Services, Inc. and certain of its affiliates. Plaintiffs seek unspecified compensatory and punitive damages and other relief. In April 1997, the lawsuit was removed to the U.S. District Court for the Southern District of Georgia, and in October, 1997, the lawsuit was remanded to the Superior Court of Richmond County. Later in October 1997, the defendants, including the Company, answered the complaint, denied liability and asserted numerous affirmative defenses. In February 1998, the Superior Court of Richmond County transferred the lawsuit to the Superior Court of Gwinnett County, Georgia, and certified the transfer order for immediate appellate review. Also in February 1998, plaintiffs served an application for appellate review of the transfer order; defendants subsequently opposed that application; and later in February 1998, the Court of Appeals of the State of Georgia granted plaintiffs' application for appellate review. Pending appeal proceedings in the trial court have been stayed. The Company intends to vigorously contest the litigation.



Legal matters in connection with the federal laws and regulations affecting the issue and sale of the Contract described in this prospectus, as well as the organization of the Company, its authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the General Counsel of the Company.

                                   APPENDIX A


                        CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------


            THE TRAVELERS SEPARATE ACCOUNT QP FOR VARIABLE ANNUITIES


                            ACCUMULATION UNIT VALUES



For the period ended December 31, 1996, all contract owner units and values had a mortality and expense risk charge equivalent to 0.95%.



For the fiscal year ended 1997, accumulation units and associated unit values noted as P1,(1) P2,(2) P3, P4(3), P5 and P6 represent a mortality and expense risk charge of 0.60%, 0.80%, 0.90%, 0.95%, 1.15% and 1.20%, respectively.




                                                                                                         PERIOD FROM
                                                                                                       OCTOBER 1, 1996
                                                                                                       (EFFECTIVE DATE)
           PORTFOLIO NAME                                   YEAR ENDED 1997                          TO DECEMBER 31, 1996
-------------------------------------------------------------------------------------------------------------------------

                                          P1         P3           P4           P5          P6
                                       -------    --------    ----------    --------    --------
CAPITAL APPRECIATION FUND(4)
  Unit Value at beginning of year....  $ 1.000    $  1.000    $    1.028    $  1.000    $  1.000       $         1.000
  Unit Value at end of year..........    1.290       1.285         1.285       1.282       1.279                 1.028
  Number of units outstanding at end
    of year..........................   68,643     126,822     1,445,911      58,734     350,624               293,629
HIGH YIELD BOND TRUST
  Unit Value at beginning of year....  $ 1.000    $  1.000    $    1.031    $  1.000    $  1.000       $         1.000
  Unit Value at end of year..........    1.196       1.191         1.191       1.188       1.186                 1.031
  Number of units outstanding at end
    of year..........................      197       7,092        28,158       3,683       3,815                 6,520
MANAGED ASSETS TRUST
  Unit Value at beginning of year....  $ 1.000    $  1.000    $    1.043    $  1.000    $  1.000       $         1.000
  Unit Value at end of year..........    1.258       1.254         1.253       1.250       1.247                 1.043
  Number of units outstanding at end
    of year..........................    5,565      74,574       287,178      12,488     223,823                78,508
U.S. GOVERNMENT SECURITIES PORTFOLIO
  Unit Value at beginning of year....  $     -    $  1.000    $    1.025    $  1.000    $  1.000       $         1.000
  Unit Value at end of year..........                1.145         1.144       1.141       1.139                 1.025
  Number of units outstanding at end
    of year..........................                3,011        81,229       2,710      14,373                51,072
SOCIAL AWARENESS STOCK PORTFOLIO
  Unit Value at beginning of year....  $ 1.000    $  1.000    $    1.036    $  1.000    $  1.000       $         1.000
  Unit Value at end of year..........    1.311       1.307         1.306       1.303       1.300                 1.036
  Number of units outstanding at end
    of year..........................    1,465       6,831       124,610       4,603      58,974                35,689
UTILITIES PORTFOLIO
  Unit Value at beginning of year....  $ 1.000    $  1.000    $    1.034    $  1.000    $  1.000       $         1.000
  Unit Value at end of year..........    1.289       1.284         1.283       1.280       1.278                 1.034
  Number of units outstanding at end
    of year..........................    1,494       1,816        23,673         538         462                 7,796
LAZARD INTERNATIONAL STOCK
  PORTFOLIO(8/97)*
  Unit Value at beginning of year....  $     -    $  1.000    $        -    $  1.000    $  1.000                   n/a
  Unit Value at end of year..........                0.979                     0.978       0.978
  Number of units outstanding at end
    of year..........................                3,686                       896         513
FEDERATED STOCK PORTFOLIO(7/97)*
  Unit Value at beginning of year....  $     -    $  1.000    $        -    $  1.000    $  1.000                   n/a
  Unit Value at end of year..........                1.083                     1.082       1.081
  Number of units outstanding at end
    of year..........................               21,106                     1,133         205

                                   APPENDIX A


                        CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------


            THE TRAVELERS SEPARATE ACCOUNT QP FOR VARIABLE ANNUITIES


                      ACCUMULATION UNIT VALUES (CONTINUED)


                                                                                                         PERIOD FROM
                                                                                                       OCTOBER 1, 1996
                                                                                                       (EFFECTIVE DATE)
           PORTFOLIO NAME                                   YEAR ENDED 1997                          TO DECEMBER 31, 1996
-------------------------------------------------------------------------------------------------------------------------

                                          P1         P3           P4           P5          P6
                                       -------    --------    ----------    --------    --------
FEDERATED HIGH YIELD
  PORTFOLIO(10/97)*(3)
  Unit Value at beginning of year....  $     -    $  1.000    $        -    $  1.000    $      -                   n/a
  Unit Value at end of year..........                1.011                     1.010
  Number of units outstanding at end
    of year..........................                3,118                       123
LARGE CAP PORTFOLIO(7/97)*
  Unit Value at beginning of year....  $     -    $  1.000    $        -    $  1.000    $      -                   n/a
  Unit Value at end of year..........                1.028                     1.027
  Number of units outstanding at end
    of year..........................               15,144                     3,857
EQUITY INCOME PORTFOLIO(7/97)*
  Unit Value at beginning of year....  $     -    $  1.000    $        -    $  1.000    $  1.000                   n/a
  Unit Value at end of year..........                1.062                     1.061       1.060
  Number of units outstanding at end
    of year..........................               66,733                     3,543       2,047
AMERICAN ODYSSEY INTERNATIONAL EQUITY
  FUND
  Unit Value at beginning of year....  $ 1.000    $  1.000    $    1.091    $  1.000    $  1.000       $         1.000
  Unit Value at end of year..........    1.141       1.136         1.136       1.133       1.131                 1.091
  Number of units outstanding at end
    of year..........................    3,405     145,853     1,647,285      25,147      16,165               239,079
AMERICAN ODYSSEY EMERGING
  OPPORTUNITIES FUND
  Unit Value at beginning of year....  $ 1.000    $  1.000    $    0.885    $  1.000    $  1.000       $         1.000
  Unit Value at end of year..........    0.942       0.939         0.938       0.936       0.934                 0.885
  Number of units outstanding at end
    of year..........................    5,090     129,811     2,458,031      24,064      33,718               404,384
AMERICAN ODYSSEY CORE EQUITY FUND
  Unit Value at beginning of year....  $ 1.000    $  1.000    $    1.080    $  1.000    $  1.000       $         1.000
  Unit Value at end of year..........    1.417       1.412         1.411       1.408       1.405                 1.080
  Number of units outstanding at end
    of year..........................    1,292     185,044     2,781,580      95,491      42,002               496,794
AMERICAN ODYSSEY LONG-TERM BOND FUND
  Unit Value at beginning of year....  $     -    $  1.000    $    1.022    $  1.000    $  1.000       $         1.000
  Unit Value at end of year..........                1.135         1.135       1.132       1.130                 1.022
  Number of units outstanding at end
    of year..........................              115,168     1,504,310      24,590      22,291               232,943
AMERICAN ODYSSEY INTERMEDIATE-TERM
  BOND FUND
  Unit Value at beginning of year....  $     -    $  1.000    $    1.107    $  1.000    $  1.000       $         1.000
  Unit Value at end of year..........                1.083         1.083       1.080       1.078                 1.017
  Number of units outstanding at end
    of year..........................               58,486       940,500      12,156      10,975               195,701
AMERICAN ODYSSEY GLOBAL HIGH-YIELD
  BOND FUND**
  Unit Value at beginning of year....  $     -    $  1.000    $    1.010    $  1.000    $  1.000       $         1.000
  Unit Value at end of year..........                1.062         1.062       1.059       1.057                 1.010
  Number of units outstanding at end
    of year..........................               29,906       472,674       4,094       5,622               116,408

                                   APPENDIX A


                        CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------


            THE TRAVELERS SEPARATE ACCOUNT QP FOR VARIABLE ANNUITIES


                      ACCUMULATION UNIT VALUES (CONTINUED)


                                                                                                         PERIOD FROM
                                                                                                       OCTOBER 1, 1996
                                                                                                       (EFFECTIVE DATE)
           PORTFOLIO NAME                                   YEAR ENDED 1997                          TO DECEMBER 31, 1996
-------------------------------------------------------------------------------------------------------------------------

                                          P1         P3           P4           P5          P6
                                       -------    --------    ----------    --------    --------
SMITH BARNEY LARGE CAP VALUE
  PORTFOLIO(3)
  (FORMERLY INCOME AND GROWTH
  PORTFOLIO)
  Unit Value at beginning of year....  $ 1.000    $  1.000    $    1.058    $  1.000    $  1.000       $         1.000
  Unit Value at end of year..........    1.334       1.329         1.328       1.324       1.322                 1.058
  Number of units outstanding at end
    of year..........................    7,515      75,718     1,048,182       9,074      51,250               270,469
ALLIANCE GROWTH PORTFOLIO
  Unit Value at beginning of year....  $ 1.000    $  1.000    $    1.065    $  1.000    $  1.000       $         1.000
  Unit Value at end of year..........    1.367       1.362         1.361       1.358       1.355                 1.065
  Number of units outstanding at end
    of year..........................   10,959      27,182       315,371      25,227      46,772                44,777
SMITH BARNEY INTERNATIONAL EQUITY
  PORTFOLIO
  Unit Value at beginning of year....  $ 1.000    $  1.000    $    1.017    $  1.000    $  1.000       $         1.000
  Unit Value at end of year..........    1.040       1.036         1.035       1.033       1.031                 1.017
  Number of Units outstanding at end
    of year..........................    6,580      17,229        97,802       4,658       5,601                 8,808
PUTNAM DIVERSIFIED INCOME PORTFOLIO
  Unit Value at beginning of year....  $ 1.000    $  1.000    $    1.019    $  1.000    $  1.000       $         1.000
  Unit Value at end of year..........    1.092       1.088         1.088       1.085       1.083                 1.019
  Number of units outstanding at end
    of year..........................    6,058       1,776        36,214       2,136      17,658                12,636
SMITH BARNEY HIGH INCOME PORTFOLIO
  Unit Value at beginning of year....  $     -    $  1.000    $    1.042    $  1.000    $  1.000       $         1.000
  Unit Value at end of year..........                1.176         1.176       1.173       1.171                 1.042
  Number of units outstanding at end
    of year..........................                3,775        34,790       2,552       6,261                   278
MFS TOTAL RETURN PORTFOLIO
  Unit Value at beginning of year....  $ 1.000    $  1.000    $    1.045    $  1.000    $  1.000       $         1.000
  Unit Value at end of year..........    1.260       1.256         1.255       1.252       1.249                 1.045
  Number of units outstanding at end
    of year..........................    9,157      11,241        20,522      23,942      89,438                 2,087
SMITH BARNEY MONEY MARKET
  PORTFOLIO(3)
  Unit Value at beginning of year....  $     -    $  1.000    $    1.010    $  1.000    $  1.000       $         1.000
  Unit Value at end of year..........                1.052         1.051       1.048       1.047                 1.010
  Number of units outstanding at end
    of year..........................               19,062       124,936      24,063      39,703                56,124



The financial statements of Separate Account QP are contained in the Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.


Funding options not listed above were not yet available through the Separate Account as of December 31, 1997.


 * Reflects date many first came into funding option through the Separate
Account.


** Formerly American Odyssey Short-Term Bond Fund. The name, investment objective, and investment subadviser of this fund were changed pursuant to a shareholder vote effective May 1, 1998.


(1) The .60% mortality and expense risk charge is currently available only in New York.


(2) As of December 31, 1997 no contracts had been sold with a mortality and expense risk charge of .80%.


(3) The .95% mortality and expense risk charge is currently sold only through Gold Track Contracts.


(4) Not available to new Contract Owners after May 1, 1998 in most states.

                                   APPENDIX B
              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

The Statement of Additional Information contains more specific information and financial statements relating to the Separate Account and the Company. A list of the contents of the Statement of Additional Information is set forth below:

        The Insurance Company
        Principal Underwriter
        Distribution and Management Agreement
        Valuation of Assets
        Federal Tax Considerations
        Performance Information
        Independent Accountants
        Financial Statements

--------------------------------------------------------------------------------


COPIES OF THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1998 (FORM NO. L 12549S) ARE AVAILABLE WITHOUT CHARGE. TO REQUEST A COPY, PLEASE COMPLETE THE COUPON FOUND BELOW AND MAIL IT TO: THE TRAVELERS INSURANCE COMPANY, ANNUITY SERVICES, ONE TOWER SQUARE, HARTFORD, CONNECTICUT 06183-9061.


Name:
--------------------------------------------------------------------------------
Address:
================================================================================

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                       THE TRAVELERS SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

L-12549  Printed in U.S.A.
         TIC Ed. 5-98

                                     PART B

         Information Required in a Statement of Additional Information

                                   GOLD TRACK
                               GOLD TRACK SELECT


                      STATEMENT OF ADDITIONAL INFORMATION

                                     dated

                                  May 1, 1998

                                      for

                  THE TRAVELERS FUND QP FOR VARIABLE ANNUITIES

                                   ISSUED BY

                        THE TRAVELERS INSURANCE COMPANY

This Statement of Additional Information ("SAI") is not a prospectus but relates to, and should be read in conjunction with, the Group Variable Annuity Contract Prospectus dated May 1, 1998. A copy of the Prospectus may be obtained by writing to The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, or by calling 1-800-842-9368. This SAI should be read in conjunction with the accompanying 1997 Annual Report for the Fund.





                               TABLE OF CONTENTS

THE INSURANCE COMPANY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

PRINCIPAL UNDERWRITER.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

DISTRIBUTION AND MANAGEMENT AGREEMENT.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2

VALUATION OF ASSETS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2

PERFORMANCE INFORMATION   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3

FEDERAL TAX CONSIDERATIONS .  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    10

INDEPENDENT ACCOUNTANTS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    13

FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   F-1

                             THE INSURANCE COMPANY

         The Travelers Insurance Company (the "Company"), is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.

         The Company is a wholly owned subsidiary of The Travelers Insurance Group Inc., which is indirectly owned through a wholly owned subsidiary, by Travelers Group Inc., a financial services holding company engaged, through its subsidiaries, principally in four business segments: (i) Investment Services;
(ii) Consumer Finance Services; (iii) Life Insurance Services; and (iv) Property and Casualty Insurance Services.

STATE REGULATION. The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut (the "Commissioner"). An annual statement covering the operations of the Company for the preceding year, as well as its financial conditions as of December 31 of such year, must be filed with the Commissioner in a prescribed format on or before March 1 of each year. The Company's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years.

         The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the jurisdiction of domicile in determining the field of permissible investments.

THE SEPARATE ACCOUNT. Fund QP meets the definition of a separate account under the federal securities laws, and will comply with the provisions of the 1940 Act. Additionally, the operations of Fund QP are subject to the provisions of
Section 38a-433 of the Connecticut General Statutes which authorizes the Commissioner to adopt regulations under it. Section 38a-433 contains no restrictions on the investments of the Separate Account, and the Commissioner has adopted no regulations under the Section that affect the Separate Account.


                             PRINCIPAL UNDERWRITER


         Tower Square Securities, Inc. ("Tower Square "), an indirect wholly-owned subsidiary of the Company, serves as principal underwriter for Fund QP and the Contracts. The offering is continuous. Tower Square's principal executive offices are located at One Tower Square, Hartford, Connecticut. It is anticipated that Travelers Distribution Company, an affiliated broker-dealer, will become the principal underwriter for the Contracts in 1998.

                     DISTRIBUTION AND MANAGEMENT AGREEMENT

         Under the terms of the Distribution and Management Agreement among Fund QP, the Company and Tower Square, the Company provides all administrative services and mortality and expense risk guarantees related to variable annuity contracts sold by the Company in connection with the Fund QP. Tower Square performs the sales functions related to the Contracts. The Company reimburses TSSI for commissions paid, other sales expenses and certain overhead expenses connected with sales functions. The Company also pays all costs (including costs associated with the preparation of sales literature); all costs of qualifying the Fund QP and the variable annuity contract with regulatory authorities; the costs of proxy solicitation; and all custodian, accountant's and legal fees. The Company also provides without cost to the Fund QP all necessary office space, facilities, and personnel to manage its affairs.


                              VALUATION OF ASSETS

FUNDING OPTIONS: The value of the assets of each Underlying Fund is determined on each Valuation Date as of the close of the New York Stock Exchange. Each security traded on a national securities exchange is valued at the last reported sale price on the Valuation Date. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the Valuation Date or on the basis of quotations received from a reputable broker or any other recognized source.

         Any security not traded on a securities exchange but traded in the over-the-counter-market and for which market quotations are readily available is valued at the mean between the quoted bid and asked prices on the Valuation Date or on the basis of quotations received from a reputable broker or any other recognized source.

         Securities traded on the over-the-counter-market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

         Short-term investments for which a quoted market price is available are valued at market. Short-term investments maturing in more than sixty days for which there is no reliable quoted market price are valued by "marking to market" (computing a market value based upon quotations from dealers or issuers for securities of a similar type, quality and maturity.) "Marking to market" takes in account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities. Short-term investments maturing in sixty days or less for which there is no reliable quoted market price are valued at amortized cost which approximates market.

THE CASH VALUE: The value of an Accumulation Unit on any Valuation Date is determined by multiplying the value on the immediately preceding Valuation Date by the net investment factor for the Valuation Period just ended. The net investment factor is used to measure the investment performance of a Funding Option from one Valuation Period to the next. The net investment factor for a Funding Option for any Valuation Period is equal to the sum of 1.000000 plus the net investment rate (the gross investment rate less any applicable Funding Option deductions during the Valuation Period relating to the Insurance Charge and the Funding Option Administrative Charge). The gross investment rate of a Funding Option is equal to (a - b) / c where:

         (a) = investment income plus capital gains and losses (whether realized or unrealized);
         (b) = any deduction for applicable taxes (presently zero); and
         (c) = the value of the assets of the Funding Option at the beginning of the Valuation Period.

         The gross investment rate may be either positive or negative. A Funding Option's investment income includes any distribution whose ex-dividend date occurs during the Valuation Period.

                            PERFORMANCE INFORMATION

YIELD QUOTATIONS OF MONEY MARKET ACCOUNTS
         Yield quotations of Money Market Accounts are calculated using the base period return for a seven-day period. The base period return is calculated using a hypothetical pre-existing account having a balance of one accumulation unit at the beginning of the period; base period return per accumulation unit is equal to accrued interest on portfolio securities plus or minus amortized purchase discount or premium less all accrued expenses for investment advisory fees and mortality and expense guarantees, and less a pro rata portion of the contract administrative charge (calculated in the manner described under "Average Annual Total Return" below), divided by the accumulation unit value at the beginning of the period. Realized capital gains or losses and unrealized appreciation or depreciation of the portfolio are not included in the base period return, but are included in accumulation unit values.

         Current yield is equal to the base period return multiplied by 365, and the result divided by 7. There are various current yields for the Smith Barney Money Market Portfolio for the seven-day period ended December 31, 1997, depending on the charges assessed under the contract. The current yields were as follows:


         4.46% (for .60% mortality and expense risk charge ("m&e") 4.25% (for .80% m&e)
         4.15% (for .90% m&e)
         4.11% (for .95% m&e)
         3.91% (for 1.15% m&e)
         3.76% (for 1.20% m&e and .10% admin. charge)

         Effective yield, which includes the effects of compounding, is equal to the sum of 1 plus the base period return, raised to a power equal to 365 divided by 7, minus 1. There are various effective yields for the Smith Barney Money Market Portfolio for the seven-day period ended December 31, 1997 depending on the charges assessed under the contract. The effective yields were as follows:

         4.56% (for .60% mortality and expense risk charge ("m&e") 4.34% (for .80% m&e)
         4.24% (for .90% m&e)
         4.19 (for .95% m&e)
         3.99% (for 1.15% m&e)
         3.83% (for 1.20% m&e and .10% admin. charge)

         These quotations do not reflect a deduction for any applicable surrender charge or deferred sales charge. If the surrender charge/deferred sales charge was included, the applicable yield and effective yield would be reduced.

TOTAL RETURN PERFORMANCE

         From time to time, the Company may advertise several types of historical performance for the Funding Options of Fund QP. The Company may advertise the "standardized average annual total returns" of the Funding Option, calculated in a manner prescribed by the Securities and Exchange Commission, as well as the "nonstandardized average annual total return," as described below:

         STANDARDIZED METHOD. Quotations of average annual total return are computed according to a formula in which a hypothetical initial investment of $1,000 is applied to the Funding Option, and then related to ending redeemable values over one-, five-, and ten-year periods, or for a period covering the time during which the Funding Option has been in existence if less. If a Funding Option has been in existence for less than one year, the "Since Inception" total return quotations are year-to-date and are not average annual total returns. These quotations reflect the deduction of all maximum recurring charges during each period (on a pro rata basis in the case of fractional periods). The deduction for the $15 semiannual account charge is converted to a percentage of assets based on the actual fees collected (or anticipated, if a new product), divided by the average net assets (or anticipated average net assets, if a new product) for contracts sold under the Prospectus to which this Statement of Additional Information relates. Each quotation assumes a total redemption at the end of each period with the assessment of any applicable maximum surrender charge or deferred sales charge at that time.

         NONSTANDARDIZED METHOD. Nonstandardized "average annual total return" will be calculated in a similar manner based on the performance of the Funding Options over a period of time, usually for the calendar year-to-date, and for the past one-, three-, five- and ten-year periods. Non-standardized total return will not reflect the deduction of any applicable surrender or deferred sales charge or the $15 semiannual account charge, which, if reflected, would decrease the level of performance shown. The surrender charge or deferred sales charge is not reflected because the Contract is designed for long-term investment.

         For Funding Options that were in existence prior to the date they became available under the Separate Account, the standardized average annual total return quotations may be accompanied by returns showing the investment performance that such Funding Options would have achieved (reduced by the applicable maximum charges) had they been held under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance.


         GENERAL. Within the guidelines prescribed by the SEC and the National Association of Securities Dealers, Inc. ("NASD"), performance information may be quoted numerically or may be presented in a table, graph or other illustration. Advertisements may include data comparing performance to well-known indices of market performance (including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's (S&P) 500 Index and the S&P 400 Index, the Lehman Brothers Long T-Bond Index, the Russell 1000, 2000 and 3000 Indices, the Value Line Index, and the Morgan Stanley Capital International's EAFE Index). Advertisements may also include published editorial comments and performance rankings compiled by independent organizations (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) and publications that monitor the performance of Fund QP and the Funding Options.

         Average annual total returns for each of the Funding Options computed according to the standardized and non-standardized methods for the periods ending December 31, 1997 are set forth in the following tables. The tables represent the various levels of mortality and expense risk and administration charges.

                           TOTAL RETURN CALCULATIONS
                           FUNDING OPTIONS OF FUND QP


------------------------------------------------------------------------------------------------------------------
                                                                 STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS
         MAXIMUM:  M&E: 1.20% PLUS                               -----------------------------------------
            ADMIN. CHARGE: .10%                                 (taking into account all charges and fees)

------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                                              SUBACCOUNT      1 YEAR       5 YEAR       10 YEAR
                                                             INCEPTION
                                                             DATE (1)
------------------------------------------------------------------------------------------------------------------
Dreyfus Stock Index Fund                                        10/1/96     24.42%       26.21%*        ---
------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund                                       10/1/96     18.03%       16.62%*        ---
------------------------------------------------------------------------------------------------------------------
High Yield Bond Trust                                           10/1/96     9.02%        9.73%*         ---
------------------------------------------------------------------------------------------------------------------
Managed Assets Trust                                            10/1/96     13.44%       14.30%*        ---
------------------------------------------------------------------------------------------------------------------
AMERICAN ODYSSEY FUNDS  1:
------------------------------------------------------------------------------------------------------------------
   International Equity Fund                                    10/1/96     -1.76%       5.65%*         ---
------------------------------------------------------------------------------------------------------------------
   Emerging Opportunities Fund                                  10/1/96     0.10%        -9.31%*        ---
------------------------------------------------------------------------------------------------------------------
   Core Equity Fund                                             10/1/96     23.38%       25.73%*        ---
------------------------------------------------------------------------------------------------------------------
   Long-Term Bond Fund                                          10/1/96     4.79%        5.59%*         ---
------------------------------------------------------------------------------------------------------------------
   Intermediate-Term Bond Fund                                  10/1/96     0.54%        1.68%*         ---
------------------------------------------------------------------------------------------------------------------
   Global High-Yield Bond Fund                                  10/1/96     -0.76%       0.10%*         ---
------------------------------------------------------------------------------------------------------------------
AMERICAN ODYSSEY FUNDS 2:
------------------------------------------------------------------------------------------------------------------
   International Equity Fund                                    10/1/96     -3.00%      -0.34% *        ---
------------------------------------------------------------------------------------------------------------------
   Emerging Opportunities Fund                                  10/1/96     -1.16%      -14.50%*        ---
------------------------------------------------------------------------------------------------------------------
   Core Equity Fund                                             10/1/96     21.90%       18.67%*        ---
------------------------------------------------------------------------------------------------------------------
   Long-Term Bond Fund                                          10/1/96     3.51%        -0.40%*        ---
------------------------------------------------------------------------------------------------------------------
   Intermediate-Term Bond Fund                                  10/1/96     -0.69%       -4.10%*        ---
------------------------------------------------------------------------------------------------------------------
   Global High-Yield Bond Fund                                  10/1/96     -1.98%       -5.60%*        ---
------------------------------------------------------------------------------------------------------------------
DELAWARE GROUP PREMIUM FUND, INC.
------------------------------------------------------------------------------------------------------------------
   REIT Series                                                   5/1/98      ---           ---          ---
------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND
------------------------------------------------------------------------------------------------------------------
   Capital Appreciation Portfolio                                 5/198      ---           ---          ---
------------------------------------------------------------------------------------------------------------------
   Small Cap Portfolio                                           5/1/98      ---           ---          ---
------------------------------------------------------------------------------------------------------------------
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND
------------------------------------------------------------------------------------------------------------------
   Equity-Income Portfolio                                      10/1/96     19.85%       19.45%*        ---
------------------------------------------------------------------------------------------------------------------
   Growth Portfolio                                             10/1/96     15.52%       11.50%*        ---
------------------------------------------------------------------------------------------------------------------
   High Income Portfolio                                        10/1/96     10.05%       9.01%*         ---
------------------------------------------------------------------------------------------------------------------
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II
------------------------------------------------------------------------------------------------------------------
   Asset Manager Portfolio                                      10/1/96     12.87%       14.27%*        ---
------------------------------------------------------------------------------------------------------------------
SALOMON BROTHERS VARIABLE SERIES FUNDS, INC.
------------------------------------------------------------------------------------------------------------------
   Salomon Brothers Variable Investors Fund                      5/1/98      ---           ---          ---
------------------------------------------------------------------------------------------------------------------
TEMPLETON VARIABLE PRODUCTS SERIES FUND
------------------------------------------------------------------------------------------------------------------
   Templeton Asset Allocation Fund                              10/1/96     8.04%        11.98%*        ---
------------------------------------------------------------------------------------------------------------------
   Templeton Bond Fund                                          10/1/96     -4.14%       -0.70%*        ---
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                                        NONSTANDARDIZED TOTAL RETURNS
         MAXIMUM:  M&E: 1.20% PLUS                                      ------------------------------
            ADMIN. CHARGE: .10%                               (taking into account all charges and fees except
                                                         deferred sales charges and contract administrative charge)
------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                                            FUND        1 YEAR        3 YEAR       5 YEAR       10 YEAR
                                                       INCEPTION
                                                        DATE (2)
------------------------------------------------------------------------------------------------------------------------------
Dreyfus Stock Index Fund                                  9/89        31.31%        28.91%        18.16%       14.35%*
------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund                                 5/83        24.57%        28.47%        17.75%       14.92%
------------------------------------------------------------------------------------------------------------------------------
High Yield Bond Trust                                     5/83        15.06%        14.52%        10.50%        8.85%
------------------------------------------------------------------------------------------------------------------------------
Managed Assets Trust                                      5/83        19.72%        19.02%        11.93%       11.60%
------------------------------------------------------------------------------------------------------------------------------
AMERICAN ODYSSEY FUNDS  1:
------------------------------------------------------------------------------------------------------------------------------
   International Equity Fund                             5/1/93        3.69%        13.57%       10.40%*        ---
------------------------------------------------------------------------------------------------------------------------------
   Emerging Opportunities Fund                           5/1/93        5.66%        9.65%         9.67%*        ---
------------------------------------------------------------------------------------------------------------------------------
   Core Equity Fund                                      5/1/93       30.21%        29.33%       17.70%*        ---
------------------------------------------------------------------------------------------------------------------------------
   Long-Term Bond Fund                                   5/1/93       10.60%        10.15%        6.61%*        ---
------------------------------------------------------------------------------------------------------------------------------
   Intermediate-Term Bond Fund                           5/1/93        6.12%        7.31%         4.46%*        ---
------------------------------------------------------------------------------------------------------------------------------
   Global High-Yield Bond Fund                           5/1/93        4.75%        5.50%         3.61%*        ---
------------------------------------------------------------------------------------------------------------------------------
AMERICAN ODYSSEY FUNDS 2:
------------------------------------------------------------------------------------------------------------------------------
   International Equity Fund                             5/1/93        2.38%        12.16%        9.09%*        ---
------------------------------------------------------------------------------------------------------------------------------
   Emerging Opportunities Fund                           5/1/93        4.33%        8.27%         8.36%*        ---
------------------------------------------------------------------------------------------------------------------------------
   Core Equity Fund                                      5/1/93       28.65%        27.77%       16.32%*        ---
------------------------------------------------------------------------------------------------------------------------------
   Long-Term Bond Fund                                   5/1/93        9.25%        8.80%        5.35% *        ---
------------------------------------------------------------------------------------------------------------------------------
   Intermediate-Term Bond Fund                           5/1/93        4.82%        5.99%        3.22% *        ---
------------------------------------------------------------------------------------------------------------------------------
   Global High-Yield Bond Fund                           5/1/93        3.46%        4.20%         2.38%*        ---
------------------------------------------------------------------------------------------------------------------------------
DELAWARE GROUP PREMIUM FUND, INC.
------------------------------------------------------------------------------------------------------------------------------
   REIT Series                                                          ---          ---             ---        ---
------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND
------------------------------------------------------------------------------------------------------------------------------
   Capital Appreciation Portfolio                        4/5/93         ---          ---             ---        ---
------------------------------------------------------------------------------------------------------------------------------
   Small Cap Portfolio                                  8/31/90                                                 ---
------------------------------------------------------------------------------------------------------------------------------
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND
------------------------------------------------------------------------------------------------------------------------------
   Equity-Income Portfolio                               10/86        26.49%        23.89%        18.60%       15.20%
------------------------------------------------------------------------------------------------------------------------------
   Growth Portfolio                                      10/86        21.91%        22.61%        16.47%       15.67%
------------------------------------------------------------------------------------------------------------------------------
   High Income Portfolio                                  9/85        16.14%        15.87%        12.46%       11.34%
------------------------------------------------------------------------------------------------------------------------------
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II
------------------------------------------------------------------------------------------------------------------------------
   Asset Manager Portfolio                                9/89        19.12%        15.85%        11.49%       11.28%*
------------------------------------------------------------------------------------------------------------------------------
SALOMON BROTHERS VARIABLE SERIES FUNDS, INC.
------------------------------------------------------------------------------------------------------------------------------
   Salomon Brothers Variable Investors Fund              1/2/98         ---          ---           ---          ---
------------------------------------------------------------------------------------------------------------------------------
TEMPLETON VARIABLE PRODUCTS SERIES FUND
------------------------------------------------------------------------------------------------------------------------------
   Templeton Asset Allocation Fund                        8/88        14.03%        17.39%        14.04%       11.20%*
------------------------------------------------------------------------------------------------------------------------------
   Templeton Bond Fund                                    8/88         1.18%        7.42%          5.07%        6.02%*
------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
   Templeton Stock Fund                                         10/1/96     4.63%        10.20%*        ---           8/88
----------------------------------------------------------------------------------------------------------------------------------
TRAVELERS SERIES FUND, INC.
----------------------------------------------------------------------------------------------------------------------------------
   Alliance Growth Portfolio                                    10/1/96     20.69%       22.13%*        ---         6/20/94
----------------------------------------------------------------------------------------------------------------------------------
   MFS Total Return Portfolio                                   10/1/96     13.35%       14.44%*        ---         6/20/94
----------------------------------------------------------------------------------------------------------------------------------
   Putnam Diversified Income Portfolio                          10/1/96     0.72%        2.05%*         ---         6/20/94
----------------------------------------------------------------------------------------------------------------------------------
   Smith Barney High Income Portfolio                           10/1/96     6.50%        8.64%*         ---         6/20/94
----------------------------------------------------------------------------------------------------------------------------------
   Smith Barney International Equity Portfolio                  10/1/96     -3.94%       -1.90%*        ---         6/20/94
----------------------------------------------------------------------------------------------------------------------------------
   Smith Barney Large Cap Value Portfolio                       10/1/96     18.45%       19.74%*        ---         6/20/94
      (formerly Smith Barney Income and Growth)
----------------------------------------------------------------------------------------------------------------------------------
   Smith Barney Money Market Portfolio                          10/1/96     -1.72%       -0.70%*        ---         6/20/94
----------------------------------------------------------------------------------------------------------------------------------
THE TRAVELERS SERIES TRUST
----------------------------------------------------------------------------------------------------------------------------------
   Convertible Bond Portfolio                                    5/1/98      ---           ---          ---          5/1/98
----------------------------------------------------------------------------------------------------------------------------------
   Disciplined Mid Cap Stock Portfolio                           5/1/98      ---           ---          ---          5/1/98
----------------------------------------------------------------------------------------------------------------------------------
   Disciplined Small Cap Stock Portfolio                         5/1/98      ---           ---          ---          5/1/98
----------------------------------------------------------------------------------------------------------------------------------
   MFS Mid Cap Growth Portfolio                                  5/1/98      ---           ---          ---          5/1/98
----------------------------------------------------------------------------------------------------------------------------------
   MFS Research Portfolio                                        5/1/98      ---           ---          ---          5/1/98
----------------------------------------------------------------------------------------------------------------------------------
   Social Awareness Stock Portfolio                             10/1/96     19.07%       18.16%*        ---          5/1/92
----------------------------------------------------------------------------------------------------------------------------------
   Strategic Stock Portfolio                                     5/1/98      ---           ---          ---          5/1/98
----------------------------------------------------------------------------------------------------------------------------------
   Travelers Quality Bond Portfolio                                3/97    -3.38%*         ---          ---         3/10/97
----------------------------------------------------------------------------------------------------------------------------------
   U.S. Government Securities Portfolio                         10/1/96     5.34%        6.28%*         ---         1/24/92
----------------------------------------------------------------------------------------------------------------------------------
   Utilities Portfolio                                          10/1/96     17.19%       16.50%*        ---           2/94
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
   Templeton Stock Fund                                          10.43%        18.13%       16.05%       11.85%*
-----------------------------------------------------------------------------------------------------------------
TRAVELERS SERIES FUND, INC.
-----------------------------------------------------------------------------------------------------------------
   Alliance Growth Portfolio                                     27.37%        29.33%       26.04%*        ---
-----------------------------------------------------------------------------------------------------------------
   MFS Total Return Portfolio                                    19.63%        18.80%       15.04%*        ---
-----------------------------------------------------------------------------------------------------------------
   Putnam Diversified Income Portfolio                            6.30%        9.57%        8.31%*         ---
-----------------------------------------------------------------------------------------------------------------
   Smith Barney High Income Portfolio                            12.41%        13.84%       11.24%*        ---
-----------------------------------------------------------------------------------------------------------------
   Smith Barney International Equity Portfolio                    1.39%        8.96%        6.15%*         ---
-----------------------------------------------------------------------------------------------------------------
   Smith Barney Large Cap Value Portfolio                        25.01%        24.72%       19.99%*        ---
      (formerly Smith Barney Income and Growth)
-----------------------------------------------------------------------------------------------------------------
   Smith Barney Money Market Portfolio                            3.73%        3.79%        3.65%*         ---
-----------------------------------------------------------------------------------------------------------------
THE TRAVELERS SERIES TRUST
-----------------------------------------------------------------------------------------------------------------
   Convertible Bond Portfolio                                      ---          ---           ---          ---
-----------------------------------------------------------------------------------------------------------------
   Disciplined Mid Cap Stock Portfolio                             ---          ---           ---          ---
-----------------------------------------------------------------------------------------------------------------
   Disciplined Small Cap Stock Portfolio                           ---          ---           ---          ---
-----------------------------------------------------------------------------------------------------------------
   MFS Mid Cap Growth Portfolio                                    ---          ---           ---          ---
-----------------------------------------------------------------------------------------------------------------
   MFS Research Portfolio                                          ---          ---           ---          ---
-----------------------------------------------------------------------------------------------------------------
   Social Awareness Stock Portfolio                              25.66%        25.11%       14.85%       14.64%*
-----------------------------------------------------------------------------------------------------------------
   Strategic Stock Portfolio                                       ---          ---           ---          ---
-----------------------------------------------------------------------------------------------------------------
   Travelers Quality Bond Portfolio                              5.99% *        ---           ---          ---
-----------------------------------------------------------------------------------------------------------------
   U.S. Government Securities Portfolio                          11.18%        11.00%        6.60%        6.67%*
-----------------------------------------------------------------------------------------------------------------
   Utilities Portfolio                                           23.68%        18.73%       14.25%*        ---
-----------------------------------------------------------------------------------------------------------------

*   Figures represent period "Since Inception," as defined below.

(1) Subaccount Inception Date reflects the actual date that the underlying fund became available under the Separate Account, as determined by the effective date of the Separate Account's 1940 Act Registration Statement.

(2) Fund Inception Date reflects the date that the underlying fund commenced operations. For those funds that were in existence prior to the date that they became available under the Separate Account, the performance figures represent actual returns of the fund adjusted to reflect the charges that would have been assessed under the Separate Account during the period(s) shown. As illustrated herein, periods greater than 1 year reflect Hypothetical Adjusted Returns.

                           TOTAL RETURN CALCULATIONS
                           FUNDING OPTIONS OF FUND QP
                               GOLD TRACK SELECT


                                                                 STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS
                                                                 -----------------------------------------
              M&E: 1.20% PLUS                                   (taking into account all charges and fees)
            ADMIN. CHARGE: 0.10%
-------------------------------------------------------------------------------------------------------------------
               PORTFOLIO NAME                               SUBACCOUNT      1 YEAR       5 YEAR       10 YEAR
                                                             INCEPTION
                                                             DATE (1)
-------------------------------------------------------------------------------------------------------------------
 Capital Appreciation Fund                                      10/1/96    18.34%      16.88% *         ---
-------------------------------------------------------------------------------------------------------------------
 High Yield Bond Trust                                          10/1/96     9.30%       9.99% *         ---
-------------------------------------------------------------------------------------------------------------------
 Managed Assets Trust                                           10/1/96    13.74%      14.56% *         ---
-------------------------------------------------------------------------------------------------------------------
 Money Market Portfolio                                         10/1/96       ---          ---          ---
-------------------------------------------------------------------------------------------------------------------
 AMERICAN ODYSSEY FUNDS  1:
-------------------------------------------------------------------------------------------------------------------
    Core Equity Fund                                            10/1/96    23.70%      22.41% *         ---
-------------------------------------------------------------------------------------------------------------------
    Emerging Opportunities Fund                                 10/1/96     0.37%      -9.10% *         ---
-------------------------------------------------------------------------------------------------------------------
    Global High Yield Bond Fund                                 10/1/96       ---          ---          ---
-------------------------------------------------------------------------------------------------------------------
    Intermediate-Term Bond Fund                                 10/1/96     0.81%      1.92% *          ---
-------------------------------------------------------------------------------------------------------------------
    International Equity Fund                                   10/1/96    -1.50%      5.90% *          ---
-------------------------------------------------------------------------------------------------------------------
    Long-Term Bond Fund                                         10/1/96     5.07%      5.83% *        ---
-------------------------------------------------------------------------------------------------------------------
 AMERICAN ODYSSEY FUNDS 2:
-------------------------------------------------------------------------------------------------------------------
    Core Equity Fund                                            10/1/96    22.45%      24.45% *         ---
-------------------------------------------------------------------------------------------------------------------
    Emerging Opportunities Fund                                 10/1/96    -0.88      -10.66% *        ---
-------------------------------------------------------------------------------------------------------------------
    Global High Yield Bond Fund                                 10/1/96    -          -       *         ---
-------------------------------------------------------------------------------------------------------------------
    Intermediate-Term Bond Fund                                 10/1/96    -0.44%      -0.36% *         ---
-------------------------------------------------------------------------------------------------------------------
    International Equity Fund                                   10/1/96    -2.75%      -4.34% *         ---
-------------------------------------------------------------------------------------------------------------------
    Long-Term Bond Fund                                         10/1/96     3.82%      -4.27% *         ---
-------------------------------------------------------------------------------------------------------------------
 DELAWARE GROUP PREMIUM FUND, INC.
-------------------------------------------------------------------------------------------------------------------
    REIT Series                                                  5/1/98       ---          ---          ---
-------------------------------------------------------------------------------------------------------------------
    Small Cap Value Series                                       5/1/98       ---          ---          ---
-------------------------------------------------------------------------------------------------------------------
 DREYFUS VARIABLE INVESTMENT FUND
-------------------------------------------------------------------------------------------------------------------
    Capital Appreciation Portfolio                               5/1/98       ---          ---          ---
-------------------------------------------------------------------------------------------------------------------
    Small Cap Portfolio                                          5/1/98       ---          ---          ---
-------------------------------------------------------------------------------------------------------------------
 MONTGOMERY VARIABLE SERIES
-------------------------------------------------------------------------------------------------------------------
    Growth Fund                                                  5/1/98       ---          ---          ---
-------------------------------------------------------------------------------------------------------------------
 OCC ACCUMULATION TRUST
-------------------------------------------------------------------------------------------------------------------
    Equity Portfolio                                             5/1/98       ---          ---          ---
-------------------------------------------------------------------------------------------------------------------
 SALOMON BROTHERS VARIABLE SERIES FUNDS, INC.
-------------------------------------------------------------------------------------------------------------------
    Salomon Brothers Variable Capital Fund                       5/1/98       ---          ---          ---
-------------------------------------------------------------------------------------------------------------------
    Salomon Brothers Variable Investors Fund                     5/1/98       ---          ---          ---
-------------------------------------------------------------------------------------------------------------------
    Salomon Brothers Variable Total Return Fund                  5/1/98       ---          ---          ---
-------------------------------------------------------------------------------------------------------------------


                                                                            NONSTANDARDIZED TOTAL RETURNS
                                                                            ------------------------------
              M&E: 1.20% PLUS                                     (taking into account all charges and fees except
            ADMIN. CHARGE: 0.10%                             deferred sales charges and contract administrative charge)
-----------------------------------------------------------------------------------------------------------------------------
               PORTFOLIO NAME                                FUND         1 YEAR        3 YEAR       5 YEAR       10 YEAR
                                                           INCEPTION
                                                           DATE (2)
-----------------------------------------------------------------------------------------------------------------------------
 Capital Appreciation Fund                                   5/83       24.57%       28.47%        17.75%          14.92%
-----------------------------------------------------------------------------------------------------------------------------
 High Yield Bond Trust                                       5/83       15.06%       14.52%        10.50%           8.85%
-----------------------------------------------------------------------------------------------------------------------------
 Managed Assets Trust                                        5/83       19.72%       19.02%        11.93%          11.60%
-----------------------------------------------------------------------------------------------------------------------------
 Money Market Portfolio
-----------------------------------------------------------------------------------------------------------------------------
 AMERICAN ODYSSEY FUNDS  1:
-----------------------------------------------------------------------------------------------------------------------------
    Core Equity Fund                                        5/1/93      30.21%       29.33%        7.70% *            ---
-----------------------------------------------------------------------------------------------------------------------------
    Emerging Opportunities Fund                             5/1/93      5.66%        9.65%         9.67% *            ---
-----------------------------------------------------------------------------------------------------------------------------
    Global High Yield Bond Fund                             5/1/93      4.75%        5.50%         3.61% *            ---
-----------------------------------------------------------------------------------------------------------------------------
    Intermediate-Term Bond Fund                             5/1/93      6.12%        7.31%         4.46% *            ---
-----------------------------------------------------------------------------------------------------------------------------
    International Equity Fund                               5/1/93      3.69%        13.57%        10.40% *           ---
-----------------------------------------------------------------------------------------------------------------------------
    Long-Term Bond Fund                                     5/1/93      10.60%       10.15%        6.61% *            ---
-----------------------------------------------------------------------------------------------------------------------------
 AMERICAN ODYSSEY FUNDS 2:
-----------------------------------------------------------------------------------------------------------------------------
    Core Equity Fund                                        5/1/93      28.65%       27.77%        16.32% *           ---
-----------------------------------------------------------------------------------------------------------------------------
    Emerging Opportunities Fund                             5/1/93      4.33%        8.27%         8.36% *            ---
-----------------------------------------------------------------------------------------------------------------------------
    Global High Yield Bond Fund                             5/1/93      3.46%        4.20%         2.38% *            ---
-----------------------------------------------------------------------------------------------------------------------------
    Intermediate-Term Bond Fund                             5/1/93      4.82%        5.99%         3.22% *            ---
-----------------------------------------------------------------------------------------------------------------------------
    International Equity Fund                               5/1/93      2.38%        12.16%        9.09% *            ---
-----------------------------------------------------------------------------------------------------------------------------
    Long-Term Bond Fund                                     5/1/93      9.25%        8.80%         5.35% *            ---
-----------------------------------------------------------------------------------------------------------------------------
 DELAWARE GROUP PREMIUM FUND, INC.
-----------------------------------------------------------------------------------------------------------------------------
    REIT Series                                                             ---          ---           ---            ---
-----------------------------------------------------------------------------------------------------------------------------
    Small Cap Value Series                                                  ---          ---           ---            ---
-----------------------------------------------------------------------------------------------------------------------------
 DREYFUS VARIABLE INVESTMENT FUND
-----------------------------------------------------------------------------------------------------------------------------
    Capital Appreciation Portfolio                          4/5/93          ---          ---           ---             --
-----------------------------------------------------------------------------------------------------------------------------
    Small Cap Portfolio                                     8/31/90         ---          ---           ---            ---
-----------------------------------------------------------------------------------------------------------------------------
 MONTGOMERY VARIABLE SERIES
-----------------------------------------------------------------------------------------------------------------------------
    Growth Fund                                             2/9/96          ---          ---           ---            ---
-----------------------------------------------------------------------------------------------------------------------------
 OCC ACCUMULATION TRUST
-----------------------------------------------------------------------------------------------------------------------------
    Equity Portfolio                                        9/16/94         ---          ---           ---            ---
-----------------------------------------------------------------------------------------------------------------------------
 SALOMON BROTHERS VARIABLE SERIES FUNDS, INC.
-----------------------------------------------------------------------------------------------------------------------------
    Salomon Brothers Variable Capital Fund                                  ---          ---           ---            ---
-----------------------------------------------------------------------------------------------------------------------------
    Salomon Brothers Variable Investors Fund                                ---          ---           ---            ---
-----------------------------------------------------------------------------------------------------------------------------
    Salomon Brothers Variable Total Return Fund                             ---          ---           ---            ---
-----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
STRONG VARIABLE INSURANCE FUNDS, INC.
-------------------------------------------------------------------------------------------------------------------------------
   Strong Schafer Value Fund III                                 5/1/98       ---          ---          ---         10/10/97
-------------------------------------------------------------------------------------------------------------------------------
TRAVELERS SERIES FUND, INC.
-------------------------------------------------------------------------------------------------------------------------------
   Alliance Growth Portfolio                                    10/1/96    21.00%      22.41% *         ---         6/20/94
-------------------------------------------------------------------------------------------------------------------------------
   MFS Total Return Portfolio                                   10/1/96    13.65%      14.70% *         ---         6/20/94
-------------------------------------------------------------------------------------------------------------------------------
   Putnam Diversified Income Portfolio                          10/1/96     0.99%       2.29% *         ---         6/20/94
-------------------------------------------------------------------------------------------------------------------------------
   Smith Barney High Income Portfolio                           10/1/96     6.79%       8.89% *         ---         6/20/94
-------------------------------------------------------------------------------------------------------------------------------
   Smith Barney International Equity Portfolio                  10/1/96    -3.68%      -1.67% *         ---         6/20/94
-------------------------------------------------------------------------------------------------------------------------------
   Smith Barney Large Cap Growth Portfolio                       5/1/98       ---          ---          ---         2/28/98
-------------------------------------------------------------------------------------------------------------------------------
   Smith Barney Large Cap Value Portfolio                       10/1/96    18.76%      20.01% *         ---         6/20/94
-------------------------------------------------------------------------------------------------------------------------------
   Smith Barney Money Market Portfolio                          10/1/96    -1.45%      -0.47% *         ---         6/20/94
-------------------------------------------------------------------------------------------------------------------------------
THE TRAVELERS SERIES TRUST
-------------------------------------------------------------------------------------------------------------------------------
   Convertible Bond Portfolio                                    5/1/98       ---          ---          ---          5/1/98
-------------------------------------------------------------------------------------------------------------------------------
   Disciplined Mid Cap Stock Portfolio                           5/1/98       ---          ---          ---          51/98
-------------------------------------------------------------------------------------------------------------------------------
   Disciplined Small Cap Stock Portfolio                         5/1/98       ---          ---          ---          5/1/98
-------------------------------------------------------------------------------------------------------------------------------
   Equity Income Portfolio                                       5/1/97   0.70% *          ---          ---         8/30/96
-------------------------------------------------------------------------------------------------------------------------------
   Federated High Yield Portfolio                                5/1/97  -4.06% *          ---          ---         8/30/96
-------------------------------------------------------------------------------------------------------------------------------
   Federated Stock Portfolio                                     5/1/97   2.68% *          ---          ---         8/30/96
-------------------------------------------------------------------------------------------------------------------------------
   Large Cap Portfolio                                           5/1/97  -2.54% *          ---          ---         8/30/96
-------------------------------------------------------------------------------------------------------------------------------
   Lazard International Stock Portfolio                          5/1/97  -7.11% *          ---          ---         8/30/96
-------------------------------------------------------------------------------------------------------------------------------
   MFS Mid Cap Growth Portfolio                                  5/1/98       ---          ---          ---          5/1/98
-------------------------------------------------------------------------------------------------------------------------------
   MFS Research Portfolio                                        5/1/98       ---          ---          ---          5/1/98
-------------------------------------------------------------------------------------------------------------------------------
   Social Awareness Stock Portfolio                             10/1/96    19.38%      18.42% *         ---          5/1/92
-------------------------------------------------------------------------------------------------------------------------------
   Strategic Stock Portfolio                                     5/1/98       ---          ---          ---          5/1/98
-------------------------------------------------------------------------------------------------------------------------------
   Travelers Quality Bond Portfolio                                3/97       ---          ---          ---         3/10/97
-------------------------------------------------------------------------------------------------------------------------------
   U.S. Government Securities Portfolio                         10/1/96     5.62%       6.53% *         ---         1/24/92
-------------------------------------------------------------------------------------------------------------------------------
   Utilities Portfolio                                          10/1/96    17.50%      16.77% *         ---           2/94
-------------------------------------------------------------------------------------------------------------------------------
WARBURG PINCUS TRUST
-------------------------------------------------------------------------------------------------------------------------------
   Warburg Pincus Emerging Markets Portfolio                     5/1/98       ---          ---          ---
-------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
STRONG VARIABLE INSURANCE FUNDS, INC.
--------------------------------------------------------------------------------------------------------------------
   Strong Schafer Value Fund III                                   ---          ---           ---          ---
--------------------------------------------------------------------------------------------------------------------
TRAVELERS SERIES FUND, INC.
--------------------------------------------------------------------------------------------------------------------
   Alliance Growth Portfolio                                   27.37%       29.33%        26.04% *         ---
--------------------------------------------------------------------------------------------------------------------
   MFS Total Return Portfolio                                  19.63%       18.80%        15.04% *         ---
--------------------------------------------------------------------------------------------------------------------
   Putnam Diversified Income Portfolio                         6.30%        9.57%         8.31% *          ---
--------------------------------------------------------------------------------------------------------------------
   Smith Barney High Income Portfolio                          12.41%       13.84%        11.24% *         ---
--------------------------------------------------------------------------------------------------------------------
   Smith Barney International Equity Portfolio                 1.39%        8.96%         6.15% *          ---
--------------------------------------------------------------------------------------------------------------------
   Smith Barney Large Cap Growth Portfolio                         ---          ---           ---          ---
--------------------------------------------------------------------------------------------------------------------
   Smith Barney Large Cap Value Portfolio                      25.01%       24.72%        19.99% *         ---
--------------------------------------------------------------------------------------------------------------------
   Smith Barney Money Market Portfolio                         3.73%        3.79%         3.65% *          ---
--------------------------------------------------------------------------------------------------------------------
THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------------------------------------------
   Convertible Bond Portfolio                                      ---          ---           ---          ---
--------------------------------------------------------------------------------------------------------------------
   Disciplined Mid Cap Stock Portfolio                             ---          ---           ---          ---
--------------------------------------------------------------------------------------------------------------------
   Disciplined Small Cap Stock Portfolio                           ---          ---           ---          ---
--------------------------------------------------------------------------------------------------------------------
   Equity Income Portfolio                                     29.99%       31.73% *          ---          ---
--------------------------------------------------------------------------------------------------------------------
   Federated High Yield Portfolio                              13.94%       0.74% *           ---          ---
--------------------------------------------------------------------------------------------------------------------
   Federated Stock Portfolio                                   31.72%       33.85% *          ---          ---
--------------------------------------------------------------------------------------------------------------------
   Large Cap Portfolio                                         20.43%       25.75% *          ---          ---
--------------------------------------------------------------------------------------------------------------------
   Lazard International Stock Portfolio                        6.84%        10.26% *          ---          ---
--------------------------------------------------------------------------------------------------------------------
   MFS Mid Cap Growth Portfolio                                    ---          ---           ---          ---
--------------------------------------------------------------------------------------------------------------------
   MFS Research Portfolio                                          ---          ---           ---          ---
--------------------------------------------------------------------------------------------------------------------
   Social Awareness Stock Portfolio                            25.66%       25.11%        14.85%        14.64% *
--------------------------------------------------------------------------------------------------------------------
   Strategic Stock Portfolio                                       ---          ---           ---          ---
--------------------------------------------------------------------------------------------------------------------
   Travelers Quality Bond Portfolio                                             ---           ---          ---
--------------------------------------------------------------------------------------------------------------------
   U.S. Government Securities Portfolio                        11.18%       11.00%        6.60%         6.67% *
--------------------------------------------------------------------------------------------------------------------
   Utilities Portfolio                                         23.68%       18.73%        14.25% *         ---
--------------------------------------------------------------------------------------------------------------------
WARBURG PINCUS TRUST
--------------------------------------------------------------------------------------------------------------------
   Warburg Pincus Emerging Markets Portfolio                       ---          ---           ---          ---
--------------------------------------------------------------------------------------------------------------------

*   Figures represent period "Since Inception," as defined below.

(1) Subaccount Inception Date reflects the actual date that the underlying fund became available under the Separate Account, as determined by the effective date of the Separate Account's 1940 Act Registration Statement.

(2) Fund Inception Date reflects the date that the underlying fund commenced operations. For those funds that were in existence prior to the date that they became available under the Separate Account, the performance figures represent actual returns of the fund adjusted to reflect the charges that would have been assessed under the Separate Account during the period(s) shown. As illustrated herein, periods greater than 1 year reflect Hypothetical Adjusted Returns.

    1 Reflects expenses that would be incurred for those Contract Owners who DO NOT participate in the CHART Asset Allocation program.

    2 Reflects expenses that would be incurred for those Contract Owners who DO participate in the CHART Asset Allocation program.

                           FEDERAL TAX CONSIDERATIONS

         The following description of the federal income tax consequences under this Contract is not exhaustive and is not intended to cover all situations. Because of the complexity of the law and the fact that the tax results will vary according to the factual status of the individual involved, tax advice may be needed by a person contemplating purchase of an annuity contract and by a contract owner or beneficiary who may make elections under a contract. For further information, please consult a qualified tax adviser.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS
         Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which a participant under a qualified plan, a Section 403(b) annuity, or an IRA attains age 701/2. Distributions must also begin or be continued according to required patterns following the death of the contract owner or the annuitant.

NONQUALIFIED ANNUITY CONTRACTS
         Individuals may purchase tax-deferred annuities without tax law funding limits. The purchase payments receive no tax benefit, deduction or deferral, but increases in the value of the contract are generally deferred from tax until distribution. If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), the increases in value attributable to purchase payments made after February 28, 1986 are includable in income annually. Furthermore, for contracts issued after April 22, 1987, all deferred increases in value will be includable in the income of a contract owner when the contract owner transfers the contract without adequate consideration.

         If two or more annuity contracts are purchased from the same insurer within the same calendar year, distributions from any of them will be taxed based upon the amount of income in all of the same calendar year series of annuities. This will generally have the effect of causing taxes to be paid sooner on the deferred gain in the contracts.

         Those receiving partial distributions made before the maturity date will generally be taxed on an income-first basis to the extent of income in the contract. If you are exchanging another annuity contract for this annuity, certain pre-August 14, 1982 deposits into an annuity contract that have been placed in the contract by means of a tax-deferred exchange under Section 1035 of the Code may be withdrawn first without income tax liability. This information on deposits must be provided to the Company by the other insurance company at the time of the exchange. There is income in the contract generally to the extent the cash value exceeds the investment in the contract. The investment in the contract is equal to the amount of premiums paid less any amount received previously which was excludable from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash distribution under the tax law.

         The federal tax law requires that nonqualified annuity contracts meet minimum mandatory distribution requirements upon the death of the contract owner, including the first of joint owners. Failure to meet these requirements will cause the surviving joint owner, or the beneficiary to lose the tax benefits associated with annuity contracts, i.e., primarily the tax deferral prior to distribution. The distribution required depends, among other things, upon whether an annuity option is elected or whether the new contract owner is the surviving spouse. Contracts will be administered by the Company in accordance with these rules and the Company will make a notification when payments should be commenced.

INDIVIDUAL RETIREMENT ANNUITIES
         To the extent of earned income for the year and not exceeding $2,000 per individual, an individual may make deductible contributions to an individual retirement annuity (IRA). There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and based on their participation in a retirement plan. If an individual is married and the spouse does not have earned income, the individual may establish IRAs for the individual and spouse. Purchase payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit of $4,000.

         The Code provides for the purchase of a Simplified Employee Pension
(SEP) plan. A SEP is funded through an IRA with an annual employer contribution limit of 15% of compensation up to $30,000 for each participant.

SIMPLE PLAN IRA FORM

         Effective January 1, 1997, employers may establish a savings incentive match plan for employees ("SIMPLE plan") under which employees can make elective salary reduction contributions to an IRA based on a percentage of compensation of up to $6,000. (Alternatively, the employer can establish a SIMPLE cash or deferred arrangement under IRS Section 401(k)). Under a SIMPLE plan IRA, the employer must either make a matching contribution of 100% on the first 3% or 7% contribution for all eligible employees. Early withdrawals are subject to the 10% early withdrawal penalty generally applicable to IRAs, except that an early withdrawal by an employee under a SIMPLE plan IRA, within the first two years of participation, shall be subject to a 25% early withdrawal tax.


ROTH IRAs

         Effective January 1, 1998, Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations ($2,000 per year for annual contributions), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of a "traditional" IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.


         Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59 1/2, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during five taxable years starting with the year in which the first contribution is made to the Roth IRA.

QUALIFIED PENSION AND PROFIT-SHARING PLANS
         Under a qualified pension or profit-sharing plan, purchase payments made by an employer are not currently taxable to the participant and increases in the value of a contract are not subject to taxation until received by a participant or beneficiary.

         Distributions are taxable to the participant or beneficiary as ordinary income in the year of receipt. Any distribution that is considered the participant's "investment in the contract" is treated as a return of capital and is not taxable. Certain lump-sum distributions may be eligible for special forward averaging tax treatment for certain classes of individuals.

FEDERAL INCOME TAX WITHHOLDING
         The portion of a distribution which is taxable income to the recipient will be subject to federal income tax withholding as follows:

1. ELIGIBLE ROLLOVER DISTRIBUTION FROM SECTION 403(b) PLANS OR ARRANGEMENTS OR FROM QUALIFIED PENSION AND PROFIT-SHARING PLANS

         There is a mandatory 20% tax withholding for plan distributions that are eligible for rollover to an IRA or to another retirement plan but that are not directly rolled over. A distribution made directly to a participant or beneficiary may avoid this result if:

     (a) a periodic settlement distribution is elected based upon a life or life expectancy calculation, or

     (b) a term-for-years settlement distribution is elected for a period of ten years or more, payable at least annually, or

     (c) a minimum required distribution as defined under the tax law is taken after the attainment of the age of 701/2 or as otherwise required by law.

         A distribution including a rollover that is not a direct rollover will be subject to the 20% withholding, and a 10% additional tax penalty may apply to any amount not added back in the rollover. The 20% withholding may be recovered when the participant or beneficiary files a personal income tax return for the year if a rollover was completed within 60 days of receipt of the funds, except to the extent that the participant or spousal beneficiary is otherwise underwithheld or short on estimated taxes for that year.

2.   OTHER NON-PERIODIC DISTRIBUTIONS (FULL OR PARTIAL REDEMPTIONS)

         To the extent not described as requiring 20% withholding in 1 above, the portion of a non-periodic distribution which constitutes taxable income will be subject to federal income tax withholding, if the aggregate distributions exceed $200 for the year, unless the recipient elects not to have taxes withheld. If no such election is made, 10% of the taxable distribution will be withheld as federal income tax. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

3. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE YEAR)

         The portion of a periodic distribution which constitutes taxable income will be subject to federal income tax withholding under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs. As of January 1, 1998, a recipient receiving periodic payments (e.g., monthly or annual payments under an annuity option) which total $15,200 or less per year, will generally be exempt from periodic withholding.

         Recipients who elect not to have withholding made are liable for payment of federal income tax on the taxable portion of the distribution. All recipients may also be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient to cover tax liabilities.

         Recipients who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Additionally, U.S citizens residing outside of the country, or U.S. legal residents temporarily residing outside the country, are not permitted to elect out of withholding.


                            INDEPENDENT ACCOUNTANTS

         Financial statements as of and for the year ended December 31, 1997 of Fund QP, included in the Annual Report incorporated by reference in this SAI, have been incorporated herein in reliance on the report of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.

         The consolidated financial statements of The Travelers Insurance Company and Subsidiaries as of December 31, 1997 and 1996, and for each of the years in the three-year period ended December 31, 1997, have been included herein in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholder
The Travelers Insurance Company and Subsidiaries:

We have audited the accompanying consolidated balance sheets of The Travelers Insurance Company and Subsidiaries as of December 31, 1997 and 1996, and the related consolidated statements of income and retained earnings and cash flows for each of the years in the three-year period ended December 31, 1997. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Insurance Company and Subsidiaries as of December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                       /s/ KPMG Peat Marwick LLP
Hartford, Connecticut
January 26, 1998

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
             CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS
                                ($ IN MILLIONS)


FOR THE YEAR ENDED DECEMBER 31,                                   1997      1996      1995
                                                                 ------    ------    ------
REVENUES
Premiums                                                         $1,583    $1,387    $1,504
Net investment income                                             2,037     1,950     1,884
Realized investment gains                                           199        65       106
Other revenues                                                      354       284       204
-------------------------------------------------------------------------------------------
   Total Revenues                                                $4,173    $3,686    $3,698
-------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Current and future insurance benefits                             1,341     1,187     1,206
Interest credited to contractholders                                829       863       997
Amortization of deferred acquisition costs and value of
  insurance in force                                                293       281       290
General and administrative expenses                                 427       380       368
-------------------------------------------------------------------------------------------
   Total Benefits and Expenses                                    2,890     2,711     2,861
-------------------------------------------------------------------------------------------

Income from continuing operations before federal income taxes     1,283       975       837
-------------------------------------------------------------------------------------------

Federal income taxes:
   Current expense                                                  434       284       233
   Deferred                                                          10        58        57
-------------------------------------------------------------------------------------------
   Total Federal Income Taxes                                       444       342       290
-------------------------------------------------------------------------------------------

Income from continuing operations                                   839       633       547
-------------------------------------------------------------------------------------------
Discontinued operations, net of income taxes
   Income from operations (net of taxes of $0, $0 and $18)           --        --        72
   Gain on disposition (net of taxes of $0, $14 and $68)             --        26       131
-------------------------------------------------------------------------------------------
   Income from Discontinued Operations                               --        26       203
-------------------------------------------------------------------------------------------

Net income                                                          839       659       750
Retained earnings beginning of year                               2,471     2,312     1,562
Dividends to parent                                                 500       500        --
-------------------------------------------------------------------------------------------
   Retained Earnings End of Year                                 $2,810    $2,471    $2,312
===========================================================================================

                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                 ($ IN MILLIONS)


December 31,                                                      1997       1996
----------------------------------------------------------------------------------
ASSETS
Fixed maturities, available for sale at fair value (cost,
$20,682; $19,284)                                               $21,511    $19,637
Equity securities, at fair value (cost, $480; $330)                 512        338
Mortgage loans                                                    2,869      2,920
Real estate held for sale                                           134        297
Trading securities, at market value                                 800         --
Policy loans                                                      1,872      1,910
Short-term securities                                             1,102        902
Other invested assets                                             1,702      1,253
----------------------------------------------------------------------------------
   Total Investments                                            $30,502    $27,257
----------------------------------------------------------------------------------

Cash                                                                 58         74
Investment income accrued                                           338        355
Premium balances receivable                                         106        105
Reinsurance recoverables                                          4,339      3,858
Deferred acquisition costs and value of insurance in force        2,312      2,133
Separate and variable accounts                                   11,319      8,127
Other assets                                                      1,052      1,064
----------------------------------------------------------------------------------
   Total Assets                                                 $50,026    $42,973
----------------------------------------------------------------------------------

LIABILITIES
Contractholder funds                                             14,913     14,189
Future policy benefits                                           12,569     11,762
Policy and contract claims                                          378        536
Trading securities sold not yet purchased, at market value          462         --
Separate and variable accounts                                   11,309      8,115
Commercial paper                                                     --         50
Deferred federal income taxes                                       409         57
Other liabilities                                                 2,661      1,936
----------------------------------------------------------------------------------
   Total Liabilities                                            $42,701    $36,645
----------------------------------------------------------------------------------

SHAREHOLDER'S EQUITY
Common stock, par value $2.50; 40 million shares authorized,
  issued and outstanding                                            100        100
Additional paid-in capital                                        3,187      3,170
Retained earnings                                                 2,810      2,471
Unrealized investment gains, net of taxes                         1,228        587
----------------------------------------------------------------------------------
   Total Shareholder's Equity                                   $ 7,325    $ 6,328
----------------------------------------------------------------------------------

   Total Liabilities and Shareholder's Equity                   $50,026    $42,973
==================================================================================

                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                           INCREASE (DECREASE) IN CASH
                                 ($ IN MILLIONS)


FOR THE YEAR ENDED DECEMBER 31,                                                        1997         1996         1995
----------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
   Premiums collected                                                                $  1,519    $  1,387     $  1,346
   Net investment income received                                                       2,059       1,910        1,855
   Other revenues received                                                                180         131           90
   Benefits and claims paid                                                            (1,230)     (1,060)        (846)
   Interest credited to contractholders                                                  (853)       (820)        (960)
   Operating expenses paid                                                               (445)       (343)        (615)
   Income taxes paid                                                                     (368)       (328)         (63)
   Trading account investments, (purchases) sales, net                                    (54)         --           --
   Other                                                                                   18         (70)        (137)
----------------------------------------------------------------------------------------------------------------------
      Net cash provided by operating activities                                           826         807          670
      Net cash used in discontinued operations                                             --        (350)        (596)
----------------------------------------------------------------------------------------------------------------------
      Net Cash Provided by Operations                                                $    826    $    457     $     74
----------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
   Proceeds from maturities of investments
      Fixed maturities                                                                  2,259       1,928        1,974
      Mortgage loans                                                                      663         917          680
   Proceeds from sales of investments
      Fixed maturities                                                                  7,592       9,101        6,773
      Equity securities                                                                   341         479          379
      Mortgage loans                                                                      207         178          704
      Real estate held for sale                                                           169         210          253
   Purchases of investments
      Fixed maturities                                                                (11,143)    (11,556)     (10,748)
      Equity securities                                                                  (483)       (594)        (305)
      Mortgage loans                                                                     (771)       (470)        (144)
   Policy loans, net                                                                       38         (23)        (325)
   Short-term securities, (purchases) sales, net                                           (2)        498          291
   Other investments, (purchases) sales, net                                             (260)       (137)        (267)
   Securities transactions in course of settlement                                        311         (52)         258
   Net cash provided by investing activities of discontinued operations                    --         348        1,425
----------------------------------------------------------------------------------------------------------------------
   Net Cash Provided by (used in) Investing Activities                               $ (1,079)   $    827     $    948
----------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
   Redemption of commercial paper, net                                                    (50)        (23)          (1)
   Contractholder fund deposits                                                         3,544       2,493        2,705
   Contractholder fund withdrawals                                                     (2,757)     (3,262)      (3,755)
   Dividends to parent company                                                           (500)       (500)          --
   Other                                                                                   --           9           --
----------------------------------------------------------------------------------------------------------------------
      Net Cash Provided by (used in) Financing Activities                            $    237    $ (1,283)    $ (1,051)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash                                                      $    (16)   $      1     $    (29)
----------------------------------------------------------------------------------------------------------------------
Cash at December 31,                                                                 $     58    $     74     $     73
======================================================================================================================

                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Significant accounting policies used in the preparation of the accompanying financial statements follow.

   Basis of Presentation

   The Travelers Insurance Company and Subsidiaries (the Company) is a wholly owned subsidiary of The Travelers Insurance Group Inc. (TIGI), an indirect wholly owned subsidiary of Travelers Group Inc. (Travelers Group). The consolidated financial statements include the accounts of the Company and its insurance and non-insurance subsidiaries on a fully consolidated basis. The primary insurance subsidiaries of the Company are The Travelers Life and Annuity Company (TLAC) and Primerica Life Insurance Company (Primerica Life) and its subsidiary National Benefit Life Insurance Company (NBL).

   - TRAVELERS LIFE AND ANNUITY offers fixed and variable deferred annuities, payout annuities and term, universal and variable life and long-term care insurance to individuals and small businesses. It also provides group pension products, including guaranteed investment contracts and group annuities for employer-sponsored retirement and savings plans. These products are primarily marketed through The Copeland Companies (Copeland), an indirect, wholly owned subsidiary of the Company, the Financial Consultants of Salomon Smith Barney, an affiliate of the Company, and a nationwide network of independent agents. The Company's Corporate and Other Segment was absorbed into Travelers Life and Annuity during the second quarter of 1996.

   - PRIMERICA LIFE INSURANCE offers individual life products, primarily term insurance, to consumers through a nationwide sales force of approximately 80,000 full and part-time independent agents.

   As discussed in Note 2 of Notes to Consolidated Financial Statements, in January 1995 the group life insurance and related businesses of the Company were sold to Metropolitan Life Insurance Company (MetLife). Also in January 1995, the group medical component was exchanged for a 42% interest in The MetraHealth Companies, Inc. (MetraHealth). The Company's interest in MetraHealth was sold on October 2, 1995 and through that date was accounted for on the equity method. The Company's discontinued operations reflect the results of the medical insurance business not transferred, the equity interest in the earnings of MetraHealth through October 2, 1995 (date of sale) and the gains from the sales of these businesses.

   In September 1995, Travelers Group made a pro rata distribution to its stockholders of shares of Class A Common Stock of Transport Holdings Inc., which at the time was a wholly owned subsidiary of Travelers Group and was the indirect owner of the business of Transport Life Insurance Company (Transport Life). Immediately prior to this distribution, the Company distributed Transport Life, an indirect wholly owned subsidiary of the Company, to TIGI, as a return of capital.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

   Certain prior year amounts have been reclassified to conform with the 1997 presentation.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Accounting Changes

   EMPLOYERS' DISCLOSURES ABOUT PENSIONS AND OTHER POSTRETIREMENT BENEFITS

   In February, 1998, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits" (FAS 132). FAS 132 supersedes the disclosure requirements in FASB Statements No. 87, "Employers' Accounting for Pensions," No. 88, "Employers' Accounting for Settlements and Curtailments of Defined Benefits Pension Plans and Termination of Benefits," and No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions." FAS 132 addresses disclosure only and does not address measurement or recognition. In addition to other disclosure changes, FAS 132 allows employers to disclose total contributions to multi-employer plans without disaggregating the amounts attributable to pensions and other postretirement benefits. This statement is effective for fiscal years beginning after December 15, 1997. Earlier application is encouraged. Effective December 31, 1997, the Company adopted FAS 132. The adoption of this standard did not have any impact on results of operations, financial condition or liquidity.

   ACCOUNTING FOR TRANSFERS AND SERVICING OF FINANCIAL ASSETS AND
   EXTINGUISHMENTS OF LIABILITIES

   Effective January 1, 1997, the Company adopted Statement of Financial Accounting Standards No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" (FAS 125). FAS 125 establishes accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities. These standards are based on an approach that focuses on control. Under this approach, after a transfer of financial assets, an entity recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered, and derecognizes liabilities when extinguished. FAS 125 provides standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. The requirements of FAS 125 are effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after December 31, 1996, and are to be applied prospectively. However, in December 1996 the FASB issued Statement of Financial Accounting Standards No. 127, "Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125," which delays until January 1, 1998 the effective date for certain provisions. Application of FAS 125 prior to the effective date or retroactively is not permitted. The adoption of the provisions of FAS 125 effective January 1, 1997 did not have a material impact on results of operations, financial condition or liquidity. The adoption of the provisions of FAS 127 effective January, 1998 are not expected to have a material impact on the results of operations, financial condition or liquidity.

   ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF

   Effective January 1, 1996, the Company adopted Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." This statement establishes accounting standards for the impairment of long-lived assets and certain identifiable intangibles to be disposed. This statement requires a write down to fair value when long-lived assets to be held and used are impaired. The statement also requires long-lived assets to be disposed (e.g., real estate held for sale) be carried at the lower of cost or fair value less cost to sell, and does not allow such assets to be depreciated. The adoption of this standard did not have a material impact on the Company's financial condition, results of operations or liquidity.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   ACCOUNTING FOR STOCK-BASED COMPENSATION

   In October 1995, the FASB issued Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" (FAS 123). This statement establishes financial accounting and reporting standards for stock-based employee compensation plans as well as transactions in which an entity issues its equity instruments to acquire goods or services from non-employees. This statement defines a fair value-based method of accounting for employee stock options or similar equity instruments, and encourages all entities to adopt this method of accounting for all employee stock compensation plans. However, it also allows an entity to continue to measure compensation cost for those plans using the intrinsic value-based method of accounting prescribed by Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" (APB 25). Entities electing to remain with the accounting method prescribed in APB 25 must make pro-forma disclosures of net income and earnings per share, as if the fair value-based method of accounting defined by FAS 123 had been applied. FAS 123 is applicable to fiscal years beginning after December 15, 1995. The Company has elected to continue to account for its stock-based employee compensation plans using the accounting method prescribed by APB 25 and has included in the notes to consolidated financial statements the pro-forma disclosures required by FAS 123. See Note 9. The Company has adopted FAS 123 for its stock-based non-employee compensation plans.

   Accounting Policies

   INVESTMENTS

   Fixed maturities include bonds, notes and redeemable preferred stocks. Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. Also included in fixed maturities are loan-backed and structured securities, which are amortized using the retrospective method. Fixed maturities are classified as "available for sale" and are reported at fair value, with unrealized investment gains and losses, net of income taxes, charged or credited directly to shareholder's equity.

   Equity securities, which include common and nonredeemable preferred stocks, are classified as "available for sale" and carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder's equity, net of income taxes.

   Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. In estimating fair value, the Company uses interest rates reflecting the higher returns required in the current real estate financing market. Impaired loans were insignificant at December 31, 1997 and 1996.

   Real estate held for sale is carried at the lower of cost or fair value less estimated cost to sell. Fair value of foreclosed properties is established at the time of foreclosure by internal analysis or external appraisers, using discounted cash flow analyses and other accepted techniques. Thereafter, an allowance for losses on real estate held for sale is established if the carrying value of the property exceeds its current fair value less estimated costs to sell. There was no such allowance at December 31, 1997 and 1996.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Trading securities are carried at market value. Realized and unrealized gains and losses on trading securities are included in investment income.

   Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost which approximates market.

   Accrual of income, included in other assets, is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received.

   DERIVATIVE FINANCIAL INSTRUMENTS

   The Company uses derivative financial instruments, including financial futures contracts, equity options, forward contracts and interest rate swaps and caps, as a means of hedging exposure to interest rate, equity price and foreign currency risk. Hedge accounting is used to account for derivatives. To qualify for hedge accounting the changes in value of the derivative must be expected to substantially offset the changes in value of the hedged item. Hedges are monitored to ensure that there is a high correlation between the derivative instruments and the hedged investment.

   Gains and losses arising from financial futures contracts are used to adjust the basis of hedged investments and are recognized in net investment income over the life of the investment.

   Forward contracts, equity options, and interest rate swaps and caps were not significant at December 31, 1997 and 1996. Information concerning derivative financial instruments is included in Note 6.

   INVESTMENT GAINS AND LOSSES

   Realized investment gains and losses are included as a component of pretax revenues based upon specific identification of the investments sold on the trade date. Also included are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company. The foreign exchange effects of Canadian operations are included in unrealized gains and losses.

   POLICY LOANS

   Policy loans are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

   DEFERRED ACQUISITION COSTS AND VALUE OF INSURANCE IN FORCE

   Costs of acquiring individual life insurance, annuities and long-term care business, principally commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business, are deferred. Acquisition costs relating to traditional life insurance, including term insurance and long-term care insurance, are amortized in relation to anticipated premiums; universal life in relation to estimated gross profits; and annuity contracts employing a level yield method. For life insurance, a 10- to 25-year amortization period is used; for long-term care business, a 10- to 20-year period is used, and a 10- to 20-year period is employed for annuities. Deferred acquisition costs are reviewed periodically for recoverability to determine if any adjustment is required.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The value of insurance in force is an asset recorded at the time of acquisition of an insurance company. It represents the actuarially determined present value of anticipated profits to be realized from life insurance, annuities and health contracts at the date of acquisition using the same assumptions that were used for computing related liabilities where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at interest rates ranging from 14% to 18%. Traditional life insurance and guaranteed renewable health policies are amortized in relation to anticipated premiums; universal life is amortized in relation to estimated gross profits; and annuity contracts are amortized employing a level yield method. The value of insurance in force is reviewed periodically for recoverability to determine if any adjustment is required.

   SEPARATE AND VARIABLE ACCOUNTS

   Separate and variable accounts primarily represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each account has specific investment objectives. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The assets of these accounts are carried at market value. Certain other separate accounts provide guaranteed levels of return or benefits and the assets of these accounts are primarily carried at market value. Amounts assessed to the contractholders for management services are included in revenues. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.

   GOODWILL

   Goodwill represents the cost of acquired businesses in excess of net assets and is being amortized on a straight-line basis principally over a 40-year period. The carrying amount is regularly reviewed for indication of impairment in value that in the view of management would be other than temporary. Impairments would be recognized in operating results if a permanent diminution in value is deemed to have occurred.

   CONTRACTHOLDER FUNDS

   Contractholder funds represent receipts from the issuance of universal life, pension investment and certain deferred annuity contracts. Contractholder fund balances are increased by such receipts and credited interest and reduced by withdrawals, mortality charges and administrative expenses charged to the contractholders. Interest rates credited to contractholder funds range from 3.5% to 9.45%.

   FUTURE POLICY BENEFITS

   Benefit reserves represent liabilities for future insurance policy benefits. Benefit reserves for life insurance and annuities have been computed based upon mortality, morbidity, persistency and interest assumptions applicable to these coverages, which range from 2.5% to 10.0%, including adverse deviation. These assumptions consider Company experience and industry standards. The assumptions vary by plan, age at issue, year of issue and duration. Appropriate recognition has been given to experience rating and reinsurance.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   PERMITTED STATUTORY ACCOUNTING PRACTICES

   The Company, whose insurance subsidiaries are domiciled principally in Connecticut and Massachusetts, prepares statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of those states. Prescribed statutory accounting practices include certain publications of the National Association of Insurance Commissioners as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The impact of any permitted accounting practices on statutory surplus of the Company is not material.

   PREMIUMS

   Premiums are recognized as revenues when due. Reserves are established for the portion of premiums that will be earned in future periods and for deferred profits on limited-payment policies that are being recognized in income over the policy term.

   OTHER REVENUES

   Other revenues include surrender, mortality and administrative charges and fees as earned on investment, universal life and other insurance contracts. Other revenues also include gains and losses on dispositions of assets and operations other than realized investment gains and losses and revenues of non-insurance subsidiaries.

   INTEREST CREDITED TO CONTRACTHOLDERS

   Interest credited to contractholders represents amounts earned by universal life, pension investment and certain deferred annuity contracts in accordance with contract provisions.

   FEDERAL INCOME TAXES

   The provision for federal income taxes is comprised of two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities. The deferred federal income tax asset is recognized to the extent that future realization of the tax benefit is more likely than not, with a valuation allowance for the portion that is not likely to be recognized.

   Future Application of Accounting Standards

   In December 1997, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" (SOP 97-3). SOP 97-3 provides guidance for determining when an entity should recognize a liability for guaranty-fund and other insurance-related assessments, how to measure that liability, and when an asset may be recognized for the recovery of such assessments through premium tax offsets or policy surcharges. This SOP is effective for financial statements for fiscal years beginning after December 15, 1998, and the effect of initial adoption is to be reported as a cumulative catch-up adjustment. Restatement of previously issued financial statements is not allowed. The Company has not yet determined when it will implement this SOP and does not anticipate any material impact on the Company's financial condition, results of operations or liquidity.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   In June 1997, the FASB issued Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" (FAS 130). FAS 130 establishes standards for the reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. All items that are required to be recognized under accounting standards as components of comprehensive income are to be reported in a financial statement that is displayed with the same prominence as other financial statements. FAS 130 stipulates that comprehensive income reflect the change in equity of an enterprise during a period from transactions and other events and circumstances from non-owner sources. Comprehensive income will thus represent the sum of net income and other comprehensive income, although FAS 130 does not require the use of the terms comprehensive income or other comprehensive income. The accumulated balance of other comprehensive income shall be displayed separately from retained earnings and additional paid-in capital in the statement of financial position. FAS 130 is effective for fiscal years beginning after December 15, 1997. The Company anticipates that the adoption of FAS 130 will result primarily in reporting unrealized gains and losses on investments in debt and equity securities in comprehensive income.

   In June 1997, the FASB also issued Statement of Financial Accounting Standards No. 131, "Disclosures About Segments of an Enterprise and Related Information" (FAS 131). FAS 131 establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires that selected information about those operating segments be reported in interim financial statements. FAS 131 supersedes Statement of Financial Accounting Standards No. 14, "Financial Reporting for Segments of a Business Enterprise" (FAS 14). FAS 131 requires that all public enterprises report financial and descriptive information about its reportable operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. FAS 131 is effective for fiscal years beginning after December 15, 1997. The Company is currently determining the impact of the adoption of FAS 131.

2. DISPOSITIONS AND DISCONTINUED OPERATIONS

   On January 3, 1995, the Company and its affiliates completed the sale of their group life and related non-medical group insurance businesses to MetLife for $350 million and recognized in the first quarter of 1995 a gain of $20 million net of taxes. In connection with the sale, the Company ceded 100% of its risks in the group life and related businesses to MetLife on an indemnity reinsurance basis, effective January 1, 1995. In connection with the reinsurance transaction, the Company transferred assets with a fair market value of approximately $1.5 billion to MetLife, equal to the statutory reserves and other liabilities transferred.

   On January 3, 1995, the Company and MetLife and certain of their affiliates, formed the MetraHealth joint venture by contributing their group medical businesses to MetraHealth, in exchange for shares of common stock of MetraHealth. No gain was recognized as a result of this transaction . Upon formation of the joint venture, the Company owned 42% of the outstanding capital stock of MetraHealth, TIGI owned 8% and the other 50% was owned by MetLife and its affiliates. In March 1995, MetraHealth acquired HealthSpring, Inc. for common stock of MetraHealth resulting in a reduction in the participation of the Company and TIGI, and MetLife in the MetraHealth venture to 48.25% each. As the medical insurance business of the Company came due for renewal, the risks were transferred to MetraHealth and the related operating results for this medical insurance business were reported by the Company in 1995 as part of discontinued operations.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   On October 2, 1995, the Company and its affiliates completed the sale of their ownership in MetraHealth to United HealthCare Corporation and through that date had accounted for its interest in MetraHealth on the equity method. Gross proceeds to the Company in 1995 were $708 million in cash, an after-tax gain of $111 million was recognized. During 1996 the Company received a contingency payment based on MetraHealth's 1995 results. In conjunction with this payment, certain reserves associated with the group medical business and exit costs related to the discontinued operations were reevaluated resulting in a final after-tax gain of $26 million.

   All of the businesses sold to MetLife or contributed to MetraHealth were included in the Company's Managed Care and Employee Benefit Operations (MCEBO) segment prior to 1995. The Company's discontinued operations in 1996 and 1995 reflect the results of the medical insurance business not transferred, the equity interest in the earnings of MetraHealth through October 2, 1995 (date of sale) and the gains from sales of these businesses. Revenues from discontinued operations were insignificant for the year ended December 31, 1996 and $1.2 billion for the year ended December 31, 1995.

   In September 1995, Travelers Group made a pro rata distribution to its stockholders of shares of Class A Common Stock of Transport Holdings Inc., which at the time was a wholly owned subsidiary of Travelers Group and was the indirect owner of the business of Transport Life. Immediately prior to this distribution, the Company distributed Transport, an indirect wholly owned subsidiary of the Company, to TIGI as a return of capital, resulting in a reduction in additional paid-in capital of $334 million. The results of Transport through September 1995 are included in income from continuing operations.

3. COMMERCIAL PAPER AND LINES OF CREDIT

   The Company issues commercial paper directly to investors. No commercial paper was outstanding at December 31, 1997 and $50 million was outstanding at December 31, 1996. The Company maintains unused credit availability under bank lines of credit at least equal to the amount of the outstanding commercial paper. Interest expense related to the commercial paper was not significant in 1997 or 1996.

   Travelers Group, Commercial Credit Company (CCC) (an indirect wholly owned subsidiary of Travelers Group) and the Company have an agreement with a syndicate of banks to provide $1.0 billion of revolving credit, to be allocated to any of Travelers Group, CCC or the Company. The Company's participation in this agreement is limited to $250 million. The revolving credit facility consists of a five-year revolving credit facility that expires in 2001. At December 31, 1997, $50 million was allocated to the Company. Under this facility the Company is required to maintain certain minimum equity and risk-based capital levels. At December 31, 1997, the Company was in compliance with these provisions. There were no amounts outstanding under this agreement at December 31, 1997 and 1996. If the Company had borrowings on this facility, the interest rate would be based upon LIBOR plus a negotiated margin.

\                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


4. REINSURANCE

   The Company participates in reinsurance in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. Reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term coinsurance and modified coinsurance. The Company remains primarily liable as the direct insurer on all risks reinsured. During 1997, new universal life business was reinsured under an 80%/20% quota share reinsurance program and new term life business was reinsured under a 90%/10% quota share reinsurance program. Maximum retention of $1.5 million is generally reached on policies in excess of $7.5 million. For other plans of insurance, it is the policy of the Company to obtain reinsurance for amounts above certain retention limits on individual life policies, which limits vary with age and underwriting classification. Generally, the maximum retention on an ordinary life risk is $1.5 million.

   The Company writes workers' compensation business through its Accident Department. This business is ceded 100% to an affiliate, The Travelers Indemnity Company.

   A summary of reinsurance financial data reflected within the consolidated statement of operations and retained earnings is presented below ($ in millions):

       ---------------------------------------------------------------------
       WRITTEN PREMIUMS                         1997      1996       1995
       ---------------------------------------------------------------------
       Direct                                  $2,148    $1,982    $2,166
       Assumed from:
          Non-affiliated companies                  1         5        --
       Ceded to:
          Affiliated companies                   (280)     (284)     (374)
          Non-affiliated companies               (273)     (309)     (302)
       ---------------------------------------------------------------------
       Total Net Written Premiums              $1,596    $1,394    $1,490
       =====================================================================

       ---------------------------------------------------------------------
       EARNED PREMIUMS                          1997      1996       1995
       ---------------------------------------------------------------------
       Direct                                  $2,170    $1,897    $2,067
       Assumed from:
          Non-affiliated companies                  1         5        --
       Ceded to:
          Affiliated companies                   (321)     (219)     (283)
          Non-affiliated companies               (291)     (315)     (298)
       ---------------------------------------------------------------------
       Total Net Earned Premiums               $1,559    $1,368    $1,486
       =====================================================================

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Reinsurance recoverables at December 31, 1997 and 1996 include amounts recoverable on unpaid and paid losses and were as follows ($ in millions):

       ----------------------------------------------------------
       REINSURANCE RECOVERABLES                1997      1996
       ----------------------------------------------------------
       Life and Accident and Health
       Business:
          Non-affiliated companies             $1,362    $1,497
       Property-Casualty Business:
          Affiliated companies                  2,977     2,361
       ----------------------------------------------------------
       Total Reinsurance Recoverables          $4,339    $3,858
       ==========================================================

   Total reinsurance recoverables at December 31, 1997 and 1996 include $697 million and $720 million, respectively, from MetLife in connection with the sale of the Company's group life and related businesses. See Note 2.

5. SHAREHOLDER'S EQUITY

   Additional Paid-In Capital

   The increase of $17 million in additional paid-in capital during 1997 is due to tax benefits related to exercising Travelers Group stock options by the Company's employees.

   Unrealized Investment Gains (Losses)

   An analysis of the change in unrealized gains and losses on investments is shown in Note 13.

   Shareholder's Equity and Dividend Availability

   The Company's statutory net income, which includes all insurance subsidiaries, was $754 million, $656 million, and $235 million for the years ended December 31, 1997, 1996 and 1995, respectively.

   The Company's statutory capital and surplus was $4.12 billion and $3.44 billion at December 31, 1997 and 1996, respectively.

   The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. Statutory surplus of $551 million is available in 1998 for dividend payments by the Company without prior approval of the Connecticut Insurance Department. In addition, under a revolving credit facility, the Company is required to maintain certain minimum equity and risk based capital levels. The Company is in compliance with these covenants at December 31, 1997 and 1996.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


6. DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

   Derivative Financial Instruments

   The Company uses derivative financial instruments, including financial futures, equity options, forward contracts and interest rate swaps as a means of hedging exposure to foreign currency, equity price changes and/or interest rate risk on anticipated transactions or existing assets and liabilities. The Company does not hold or issue derivative instruments for trading purposes.

   These derivative financial instruments have off-balance sheet risk. Financial instruments with off-balance sheet risk involve, to varying degrees, elements of credit and market risk in excess of the amount recognized in the balance sheet. The contract or notional amounts of these instruments reflect the extent of involvement the Company has in a particular class of financial instrument. However, the maximum loss of cash flow associated with these instruments can be less than these amounts. For forward contracts and interest rate swaps, credit risk is limited to the amounts calculated to be due the Company on such contracts. Financial futures contracts and purchased listed option contracts have little credit risk since organized exchanges are the counterparties.

   The Company monitors creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance sheet financial instruments. The controls include credit approvals, limits and other monitoring procedures.

   The Company uses exchange traded financial futures contracts to manage its exposure to changes in interest rates which arise from the sale of certain insurance and investment products, or the need to reinvest proceeds from the sale or maturity of investments. To hedge against adverse changes in interest rates, the Company enters long or short positions in financial futures contracts to offset asset price changes resulting from changes in market interest rates until an investment is purchased or a product is sold.

   Margin payments are required to enter a futures contract and contract gains or losses are settled daily in cash. The contract amount of futures contracts represents the extent of the Company's involvement, but not future cash requirements, as open positions are typically closed out prior to the delivery date of the contract.

   At December 31, 1997 and 1996, the Company held financial futures contracts with notional amounts of $625 million and $169 million, respectively, and a deferred gain of $.7 million and a deferred loss of $4.1 million and a deferred gain of $1.2 million, and a deferred loss of $.1 million, respectively. Total losses of $5.8 million and gains of $2.0 million from financial futures were deferred at December 31, 1997 and 1996, respectively, relating to anticipated investment purchases and investment product sales, and are reported as other liabilities. At December 31, 1997 and 1996, the Company's futures contracts had no fair value because these contracts were marked to market and settled in cash daily.

   The off-balance sheet risks of equity options, forward contracts, and interest rate swaps were not significant at December 31, 1997 and 1996.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The Company purchased a 5-year interest rate cap, with a notional amount of $200 million, from Travelers Group in 1995 to hedge against losses that could result from increasing interest rates. This instrument, which does not have off-balance sheet risk, gives the Company the right to receive payments if interest rates exceed specific levels at specific dates. The premium of $2 million paid for this instrument is being amortized over its life. The interest rate cap asset is reported at fair value which is $0 and $1 million at December 31, 1997 and 1996, respectively.

   Financial Instruments with Off-Balance Sheet Risk

   In the normal course of business, the Company issues fixed and variable rate loan commitments and has unfunded commitments to partnerships. The off-balance sheet risk of these financial instruments was not significant at December 31, 1997 and 1996.

   Fair Value of Certain Financial Instruments

   The Company uses various financial instruments in the normal course of its business. Fair values of financial instruments that are considered insurance contracts are not required to be disclosed and are not included in the amounts discussed.

   At December 31, 1997 and 1996, investments in fixed maturities had a carrying value and a fair value of $21.5 billion and $19.6 billion, respectively. See Notes 1 and 13.

   At December 31, 1997 and 1996, mortgage loans had a carrying value of $2.9 billion, which approximated fair value. In estimating fair value, the Company used interest rates reflecting the higher returns required in the current real estate financing market.

   The carrying values of $143 million and $174 million of financial instruments classified as other assets approximated their fair values at December 31, 1997 and 1996, respectively. The carrying values of $2.0 billion and $850 million of financial instruments classified as other liabilities also approximated their fair values at December 31, 1997 and 1996, respectively. Fair value is determined using various methods, including discounted cash flows, as appropriate for the various financial instruments.

   At December 31, 1997, contractholder funds with defined maturities had a carrying value of $2.3 billion and a fair value of $2.3 billion, compared with a carrying value of $1.4 billion and a fair value of $1.5 billion at December 31, 1996. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company's credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $9.7 billion and a fair value of $9.5 billion at December 31, 1997, compared with a carrying value of $9.1 billion and a fair value of $8.8 billion at December 31, 1996. These contracts generally are valued at surrender value.

   The assets of separate accounts providing a guaranteed return had a carrying value and a fair value of $260 million and $260 million, respectively, at December 31, 1997, compared with a carrying value and a fair value of $217 million and $217 million, respectively, at December 31, 1996. The liabilities of separate accounts providing a guaranteed return had a carrying value and a fair value of $209 million and $206 million, respectively, at December 31, 1997, compared with a carrying value and a fair value of $208 million and $204 million, respectively, at December 31, 1996.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The carrying values of cash, short-term securities, trading securities, investment income accrued, trading securities sold not purchased, and commercial paper approximated their fair values.

   The carrying value of policy loans, which have no defined maturities, is considered to be fair value.


7. COMMITMENTS AND CONTINGENCIES

   Financial Instruments with Off-Balance Sheet Risk

   See Note 6 for a discussion of financial instruments with off-balance sheet risk.

   Litigation

   In March 1997, a purported class action entitled Patterman v. The Travelers, Inc. was commenced in the Superior Court of Richmond County, Georgia, alleging, among other things, violations of the Georgia RICO statute and other state laws by an affiliate of the Company, Primerica Financial Services, Inc. and certain of its affiliates. Plaintiffs seek unspecified compensatory and punitive damages and other relief. In April 1997, the lawsuit was removed to the U.S. District Court for the Southern District of Georgia, and in October 1997, the lawsuit was remanded to the Superior Court of Richmond County. Later in October 1997, the defendants answered the complaint, denied liability and asserted numerous affirmative defenses. In February 1998, the Superior Court of Richmond County transferred the lawsuit to the Superior Court of Gwinnett County, Georgia, and certified the transfer order for immediate appellate review. Also in February 1998, plaintiffs served an application for appellate review of the transfer order; defendants subsequently opposed that application; and later in February 1998, the Court of Appeals of the State of Georgia granted plaintiffs' application for appellate review. Pending appeal proceedings in the trial court have been stayed. The Company intends to vigorously contest the litigation.

   The Company is also a defendant or co-defendant in various other litigation matters in the normal course of business. Although there can be no assurances, as of December 31, 1997, the Company believes, based on information currently available, that the ultimate resolution of these legal proceedings would not be likely to have a material adverse effect on its results of operations, financial condition or liquidity.


8. BENEFIT PLANS

   Pension and Other Postretirement Benefits

   The Company participates in a qualified, noncontributory defined benefit pension plan sponsored by an affiliate. In addition, the Company provides certain other postretirement benefits to retired employees through a plan sponsored by an affiliate. The Company's share of net expense for the qualified pension and other postretirement benefit plans was not significant for 1997, 1996 and 1995. Beginning January 1, 1996, the Company's other postretirement benefit plans were amended to restrict benefit eligibility to retirees and certain retiree-eligible employees. Previously, covered employees could become eligible for postretirement benefits if they reached retirement age while working for the Company.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Through plans sponsored by TIGI, the Company also provides defined contribution pension plans for certain agents. Company contributions are primarily a function of production. The expense for these plans was not significant in 1997, 1996 and 1995.

   401(k) Savings Plan

   Substantially all of the Company's employees are eligible to participate in a 401(k) savings plan sponsored by Travelers Group. Prior to January 1, 1996, the Company made matching contributions to the 401(k) savings plan on behalf of participants in the amount of 50% of the first 5% of pre-tax contributions made by the employee, plus an additional variable matching contribution based on the profitability of TIGI and its subsidiaries. During 1996, the Company made matching contributions in an amount equal to the lesser of 100% of the pre-tax contributions made by the employee or $1,000. Effective January 1, 1997, the Company discontinued matching contributions for the majority of its employees. The Company's expenses in connection with the 401(k) savings plan were not significant in 1997, 1996 and 1995.


9. RELATED PARTY TRANSACTIONS

   The principal banking functions, including payment of salaries and expenses, for certain subsidiaries and affiliates of TIGI are handled by two companies. The Travelers Insurance Company (Life Department) handles banking functions for the life and annuity operations of Travelers Life and Annuity and some of its non-insurance affiliates. The Travelers Indemnity Company handles banking functions for the property-casualty operations, including most of its property-casualty insurance and non-insurance affiliates. Settlements between companies are made at least monthly. The Company provides various employee benefits coverages to employees of certain subsidiaries of TIGI. The premiums for these coverages were charged in accordance with cost allocation procedures based upon salaries or census. In addition, investment advisory and management services, data processing services and claims processing services are shared with affiliated companies. Charges for these services are shared by the companies on cost allocation methods based generally on estimated usage by department.

   The Company maintains a short-term investment pool in which its insurance affiliates participate. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 1997 and 1996, the pool totaled approximately $2.6 billion and $2.9 billion, respectively. The Company's share of the pool amounted to $725 million and $196 million at December 31, 1997 and 1996, respectively, and is included in short-term securities in the consolidated balance sheet.

   The Company sells structured settlement annuities to The Travelers Indemnity Company in connection with the settlement of certain policyholder obligations. Such deposits were $88 million, $40 million, and $38 million for 1997, 1996 and 1995, respectively.

   The Company markets deferred annuity products and life and health insurance through its affiliate, Salomon Smith Barney. Premiums and deposits related to these products were $1.0 billion, $820 million, and $583 million in 1997, 1996 and 1995, respectively.

   At December 31, 1996, the Company had an investment of $22 million in bonds of its affiliate, CCC. This was included in fixed maturities in the consolidated balance sheet.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The Company had an investment of $1.15 billion and $648 million in common stock of Travelers Group at December 31, 1997 and 1996, respectively. This investment is carried at fair value.

   The Company participates in a stock option plan sponsored by Travelers Group that provides for the granting of stock options in Travelers Group common stock to officers and key employees. To further encourage employee stock ownership, during 1997 Travelers Group introduced the WealthBuilder stock option program. Under this program all employees meeting certain requirements have been granted Travelers Group stock options.

   The Company applies APB 25 and related interpretations in accounting for stock options. Since stock options under the Travelers Group plans are issued at fair market value on the date of award, no compensation cost has been recognized for these awards. FAS 123 provides an alternative to APB 25 whereby fair values may be ascribed to options using a valuation model and amortized to compensation cost over the vesting period of the options.

   Had the Company applied FAS 123 in accounting for Travelers Group stock options, net income would have been the pro forma amounts indicated below:

      -----------------------------------------------------------------------
      YEAR ENDING DECEMBER 31,             1997        1996         1995
      ($ IN MILLIONS)
      -----------------------------------------------------------------------
      Net income, as reported              $839         $659        $750
      -----------------------------------------------------------------------
      FAS 123 pro forma adjustments,         (9)          (3)         (1)
      after tax
      -----------------------------------------------------------------------
      Net income, pro forma                $830         $656        $749

   The Company has an interest rate cap agreement with Travelers Group. See Note 6.

10. LEASES

   Most leasing functions for TIGI and its subsidiaries are administered by TAP. In 1996, TAP assumed the obligations for several leases. Rent expense related to all leases are shared by the companies on a cost allocation method based generally on estimated usage by department. Rent expense was $15 million, $24 million, and $22 million in 1997, 1996 and 1995, respectively.

       --------------------------------------------------
       YEAR ENDING DECEMBER 31,       MINIMUM OPERATING
       ($ in millions)                 RENTAL PAYMENTS
       --------------------------------------------------
       1998                                 $  49
       1999                                    44
       2000                                    43
       2001                                    45
       2002                                    43
       Thereafter                             337
       --------------------------------------------------
       Total Rental Payments                 $561
       ==================================================

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Future sublease rental income of approximately $73 million will partially offset these commitments. Also, the Company will be reimbursed for 50% of the rental expense for a particular lease totaling $218 million, by an affiliate. Minimum future capital lease payments are not significant.

   The Company is reimbursed for use of furniture and equipment through cost sharing agreements by its affiliates.

11. FEDERAL INCOME TAXES

       EFFECTIVE TAX RATE
       ---------------------------------------------------------------------
       For The Year Ended December 31,         1997      1996       1995
       ($ in millions)
       ---------------------------------------------------------------------
       Income Before Federal Income Taxes     $1,283     $ 975      $ 837
       Statutory Tax Rate                        35%        35%        35%
       ---------------------------------------------------------------------
       Expected Federal Income Taxes            449        341        293
       Tax Effect of:
          Non-taxable investment income          (4)        (3)        (4)
          Other, net                             (1)         4          1
       =====================================================================
       Federal Income Taxes                   $ 444      $ 342      $ 290
       =====================================================================
       Effective Tax Rate                        35%        35%        35%
       ---------------------------------------------------------------------

       COMPOSITION OF FEDERAL INCOME TAXES
       Current:
          United States                       $ 410       $ 263     $ 220
          Foreign                                24          21        13
       ---------------------------------------------------------------------
          Total                                 434         284       233
       ---------------------------------------------------------------------
       Deferred:
          United States                          10          57        52
          Foreign                                --           1         5
       ---------------------------------------------------------------------
          Total                                  10          58        57
       ---------------------------------------------------------------------
       Federal Income Taxes                   $ 444       $ 342     $ 290
       =====================================================================

   Tax benefits allocated directly to shareholder's equity for the years ended December 31, 1997, 1996 and 1995 were $17 million, $8 million and $7 million, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The net deferred tax liabilities at December 31, 1997 and 1996 were comprised of the tax effects of temporary differences related to the following assets and liabilities:

($ in millions)                                                  1997        1996
                                                                -------     -------
Deferred Tax Assets:
   Benefit, reinsurance and other reserves                       $  550      $  510
   Contractholder funds                                              11          32
   Operating lease reserves                                          68          71
   Other employee benefits                                          102         104
   Other                                                            139         121
-----------------------------------------------------------------------------------
      Total                                                         870         838
-----------------------------------------------------------------------------------
Deferred Tax Liabilities:
   Deferred acquisition costs and value of                          608         571
   insurance in force
   Investments, net                                                 484         131
   Other                                                             87          93
-----------------------------------------------------------------------------------
      Total                                                       1,179         795
-----------------------------------------------------------------------------------
Net Deferred Tax (Liability) Asset Before Valuation Allowance      (309)         43
Valuation Allowance for Deferred Tax Assets                        (100)       (100)
-----------------------------------------------------------------------------------
Net Deferred Tax Liability After Valuation Allowance             $ (409)     $  (57)
-----------------------------------------------------------------------------------

   Starting in 1994 and continuing for at least five years, the Company and its life insurance subsidiaries will file a consolidated federal income tax return. Federal income taxes are allocated to each member of the consolidated group on a separate return basis adjusted for credits and other amounts required by the consolidation process. Any resulting liability will be paid currently to the Company. Any credits for losses will be paid by the Company to the extent that such credits are for tax benefits that have been utilized in the consolidated federal income tax return.

   A net deferred tax asset valuation allowance of $100 million has been established to reduce the deferred tax asset on investment losses to the amount that, based upon available evidence, is more likely than not to be realized. Reversal of the valuation allowance is contingent upon the recognition of future capital gains in the Company's consolidated life insurance company federal income tax return through 1998, and if life/non-life consolidation is elected in 1999, the consolidated federal income tax return of Travelers Group commencing in 1999, or a change in circumstances which causes the recognition of the benefits to become more likely than not. There was no change in the valuation allowance during 1997. The initial recognition of any benefit produced by the reversal of the valuation allowance will be recognized by reducing goodwill.

   At December 31, 1997, the Company had no ordinary or capital loss carryforwards.

   The policyholders surplus account, which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account, which, under provisions of the Tax Reform Act of 1984, will not increase after 1983, is estimated to be $932 million. This amount has not been subjected to current income taxes but, under certain conditions that management considers to be remote, may become subject to income taxes in future years. At current rates, the maximum amount of such tax (for which no provision has been made in the financial statements) would be approximately $326 million.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)





12. NET INVESTMENT INCOME

       ---------------------------------------------------------------------
       FOR THE YEAR ENDED DECEMBER 31,         1997      1996       1995
       ($ in millions)
       ---------------------------------------------------------------------
       GROSS INVESTMENT INCOME
          Fixed maturities                     $1,460   $1,387     $1,248
          Mortgage loans                          291      334        419
          Policy loans                            137      156        166
          Real estate held for sale                88       94        111
          Other, including trading                150       77         97
          securities
       ---------------------------------------------------------------------
                                                2,126    2,048      2,041
       ---------------------------------------------------------------------
       Investment expenses                         89       98        157
       ---------------------------------------------------------------------
       Net investment income                   $2,037   $1,950     $1,884
       ---------------------------------------------------------------------


13. INVESTMENTS AND INVESTMENT GAINS (LOSSES)

   Realized investment gains (losses) for the periods were as follows:

       ---------------------------------------------------------------------
       FOR THE YEAR ENDED DECEMBER 31,         1997      1996       1995
       ($ in millions)
       ---------------------------------------------------------------------
       REALIZED INVESTMENT GAINS
          Fixed maturities                       $71      $(63)      $(43)
          Equity securities                       (9)       47         36
          Mortgage loans                          59        49         47
          Real estate held for sale               67        33         18
          Other                                   11        (1)        48
       ---------------------------------------------------------------------
             Total Realized Investment Gains    $199       $65       $106
       ---------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Changes in net unrealized investment gains (losses) that are included as a separate component of shareholder's equity were as follows:

       -------------------------------------------------------------------------
       FOR THE YEAR ENDED DECEMBER 31,              1997      1996      1995
       ($ in millions)
       -------------------------------------------------------------------------
       UNREALIZED INVESTMENT GAINS
          Fixed maturities                         $  446    $ (323)    $1,974
          Equity securities                            25       (35)        46
          Other                                       520       220        200
       -------------------------------------------------------------------------
             Total Realized Investment Gains          991      (138)     2,220
       -------------------------------------------------------------------------

          Related taxes                               350       (43)       778
       -------------------------------------------------------------------------
          Change in unrealized investment gains
          (losses)                                    641       (95)     1,442
          Balance beginning of year                   587       682       (760)
       -------------------------------------------------------------------------
             Balance End of Year                   $1,228    $  587     $  682
       -------------------------------------------------------------------------

   Included in Other are gains of $506 million, $203 million and $214 million for 1997, 1996 and 1995, respectively, related to appreciation of Travelers Group stock.

   Fixed Maturities

   Proceeds from sales of fixed maturities classified as available for sale were $7.6 billion, $10.2 billion and $6.8 billion in 1997, 1996 and 1995, respectively. Gross gains of $170 million, $107 million and $80 million and gross losses of $99 million, $175 million and $124 million in 1997, 1996 and 1995, respectively, were realized on those sales.

   Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. The fair value of investments for which a quoted market price or dealer quote are not available amounted to $5.1 billion and $4.6 billion at December 31, 1997 and 1996, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The amortized cost and fair value of investments in fixed maturities were as follows:

---------------------------------------------------------------------------------------
DECEMBER 31, 1997                                         GROSS       GROSS
($ in millions)                              AMORTIZED  UNREALIZED  UNREALIZED   FAIR
                                                COST      GAINS       LOSSES     VALUE
---------------------------------------------------------------------------------------
AVAILABLE FOR SALE:
   Mortgage-backed securities - CMOs and
   pass-through securities                     $ 3,842    $   124    $     2    $ 3,964
   U.S. Treasury securities and obligations
   of U.S. Government and government
   agencies and authorities                      1,580        149          1      1,728
   Obligations of states, municipalities
   and political subdivisions                       78          8         --         86
   Debt securities issued by
   foreign governments                             622         31          4        649
   All other corporate bonds                    14,548        547         24     15,071
   Redeemable preferred stock                       12          1         --         13
---------------------------------------------------------------------------------------
      Total Available For Sale                 $20,682        860         31    $21,511
---------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
DECEMBER 31, 1996                                           GROSS      GROSS
($ in millions)                               AMORTIZED  UNREALIZED  UNREALIZED   FAIR
                                                 COST       GAINS      LOSSES     VALUE
----------------------------------------------------------------------------------------
AVAILABLE FOR SALE:
   Mortgage-backed securities - CMOs and
   pass-through securities                      $ 3,821    $    71    $    23    $ 3,869
   U.S. Treasury securities and obligations
   of U.S. Government and government
   agencies and authorities                       1,329         56          4      1,381
   Obligations of states, municipalities and
   political subdivisions                            89          1          1         89
   Debt securities issued by foreign
   governments                                      618         26          3        641
   All other corporate bonds                     13,421        273         43     13,651
   Redeemable preferred stock                         6         --         --          6
----------------------------------------------------------------------------------------
      Total Available For Sale                  $19,284    $   427    $    74    $19,637
----------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The amortized cost and fair value of fixed maturities at December 31, 1997, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

       ----------------------------------------------------------
       ($ in millions)                       AMORTIZED   FAIR
                                               COST      VALUE
       ----------------------------------------------------------
       MATURITY:
          Due in one year or less            $ 1,184     $ 1,191
          Due after 1 year through 5 years     5,200       5,335
          Due after 5 years through 10 years   5,332       5,515
          Due after 10 years                   5,124       5,506
       ---------------------------------------------------------
                                              16,840      17,547
       ---------------------------------------------------------
          Mortgage-backed securities           3,842       3,964
       ---------------------------------------------------------
             Total Maturity                  $20,682     $21,511
       ---------------------------------------------------------

   The Company makes investments in collateralized mortgage obligations (CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company's investment strategy is to purchase CMO tranches which are protected against prepayment risk, including planned amortization class (PAC) tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if a careful assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

   At December 31, 1997 and 1996, the Company held CMOs classified as available for sale with a fair value of $2.1 billion and $2.0 billion, respectively. Approximately 72% and 88%, respectively, of the Company's CMO holdings are fully collateralized by GNMA, FNMA or FHLMC securities at December 31, 1997 and 1996. In addition, the Company held $1.9 billion and $1.9 billion of GNMA, FNMA or FHLMC mortgage-backed pass-through securities at December 31, 1997 and 1996, respectively. Virtually all of these securities are rated AAA.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

   Equity Securities
   The cost and fair values of investments in equity securities were as follows:

   -----------------------------------------------------------------------------
   EQUITY SECURITIES:
                                                   GROSS      GROSS
   ($ in millions)                              UNREALIZED  UNREALIZED     FAIR
                                         COST      GAINS      LOSSES       VALUE
   -----------------------------------------------------------------------------
   DECEMBER 31, 1997
      Common stocks                      $179       $ 34       $ 11        $202
      Non-redeemable preferred stocks     301         13          4         310
   -----------------------------------------------------------------------------
         Total Equity Securities         $480       $ 47       $ 15        $512
   -----------------------------------------------------------------------------

   DECEMBER 31, 1996
      Common stocks                      $212       $ 39       $ 30        $221
      Non-redeemable preferred stocks     118          2          3         117
   -----------------------------------------------------------------------------
         Total Equity Securities         $330       $ 41       $ 33        $338
   -----------------------------------------------------------------------------

   Proceeds from sales of equity securities were $341 million, $487 million and $379 million in 1997, 1996 and 1995, respectively. Gross gains of $53 million, $64 million and $27 million and gross losses of $62 million, $11 million and $2 million in 1997, 1996 and 1995, respectively, were realized on those sales.

   Mortgage Loans and Real Estate Held For Sale

   Underperforming assets include delinquent mortgage loans, loans in the process of foreclosure, foreclosed loans and loans modified at interest rates below market.

   At December 31, 1997 and 1996, the Company's mortgage loan and real estate held for sale portfolios consisted of the following ($ in millions):

       ----------------------------------------------------------
                                               1997      1996
       ----------------------------------------------------------
       Current Mortgage Loans                $2,866     $2,869
       Underperforming Mortgage Loans             3         51
       ----------------------------------------------------------
          Total                               2,869      2,920
       ----------------------------------------------------------

       Real Estate Held For Sale                134        297
       ----------------------------------------------------------
          Total                              $3,003     $3,217
       ----------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

   Aggregate annual maturities on mortgage loans at December 31, 1997 are as follows:

       ------------------------------------------------
       YEAR ENDING DECEMBER 31,
       ($ in millions)
       ------------------------------------------------
       Past Maturity                          $   54
       1998                                      243
       1999                                      252
       2000                                      321
       2001                                      393
       2002                                      121
       Thereafter                              1,485
       ------------------------------------------------
          Total                               $2,869
       ================================================

   Joint Venture

   In October 1997, the Company and Tishman Speyer Properties (Tishman), a worldwide real estate owner, developer and manager, formed a joint real estate venture with an initial equity commitment of $792 million. The Company and certain of its affiliates committed $420 million in real estate equity and $100 million in cash while Tishman committed $272 million in properties and cash. Both companies are serving as asset managers for the venture and Tishman is primarily responsible for the venture's real estate acquisition and development efforts.

   Trading Securities

   Trading securities are held in a special purpose subsidiary, Tribeca Investments LLC.

       -----------------------------------------------------
       TRADING SECURITIES OWNED                      1997
       Merger arbitrage                              $352
       Convertible bond arbitrage                     370
       Other                                           78
       -----------------------------------------------------
          Total                                      $800
       -----------------------------------------------------

       TRADING SECURITIES SOLD NOT YET PURCHASED

       Merger arbitrage                              $213
       Convertible bond arbitrage                     249
       -----------------------------------------------------
          Total                                      $462
       -----------------------------------------------------

   The Company's trading portfolio investments and related liabilities are normally held for periods less than six months. Therefore, expected future cash flows for these assets and liabilities are expected to be realized in less than one year.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

   Concentrations

   At December 31, 1997 and 1996, the Company had no concentration of credit risk in a single investee exceeding 10% of consolidated shareholder's equity.

   The Company participates in a short-term investment pool maintained by an affiliate. See Note 9.

   Included in fixed maturities are below investment grade assets totaling $1.4 billion and $1.1 billion at December 31, 1997 and 1996, respectively. The Company defines its below investment grade assets as those securities rated "Ba1" or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds that are classified as below investment grade loans.

   The Company had concentrations of investments, primarily fixed maturities, in the following industries:

       -------------------------------------------------
       ($ in millions)                1997      1996
       -------------------------------------------------
       Banking                        $2,215   $1,959
       Finance                         1,556    1,823
       Electric Utilities              1,377    1,093
       Asset-Backed Credit Cards         778      688
       -------------------------------------------------

   Below investment grade assets included in the preceding table were not significant.

   At December 31, 1997 and 1996, concentrations of mortgage loans were for properties located in highly populated areas in the states listed below:

       -------------------------------------------------
       ($ in millions)                 1997      1996
       -------------------------------------------------
       California                       $794     $643
       New York                          310      297
       -------------------------------------------------

   Other mortgage loan investments are relatively evenly dispersed throughout the United States, with no holdings in any state exceeding $284 million and $258 million at December 31, 1997 and 1996, respectively.

   Concentrations of mortgage loans by property type at December 31, 1997 and 1996 were as follows:

       -------------------------------------------------
       ($ in millions)                 1997     1996
       -------------------------------------------------
       Office                         $1,382   $1,208
       Agricultural                      771      693
       Apartment                         204      291
       Hotel                             201      217
       -------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

   The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company's underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

   Non-Income Producing Investments

   Investments included in the consolidated balance sheets that were non-income producing for the preceding 12 months were insignificant.

   Restructured Investments

   The Company had mortgage loans and debt securities that were restructured at below market terms totaling approximately $7 million and $18 million at December 31, 1997 and 1996, respectively. The new terms typically defer a portion of contract interest payments to varying future periods. The accrual of interest is suspended on all restructured assets, and interest income is reported only as payment is received. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such loans amounted to $.9 million in 1997 and $5 million in 1996. Interest on these assets, included in net investment income, aggregated $.2 million and $2 million in 1997 and 1996, respectively.

14. DEPOSIT FUNDS AND RESERVES

   At December 31, 1997, the Company had $24.0 billion of life and annuity deposit funds and reserves. Of that total, $13.0 billion is not subject to discretionary withdrawal based on contract terms. The remaining $11.0 billion is for life and annuity products that are subject to discretionary withdrawal by the contractholder. Included in the amount that is subject to discretionary withdrawal is $2.0 billion of liabilities that are surrenderable with market value adjustments. Also included are an additional $5.2 billion of the life insurance and individual annuity liabilities which are subject to discretionary withdrawals, and have an average surrender charge of 4.8%. In the payout phase, these funds are credited at significantly reduced interest rates. The remaining $3.8 billion of liabilities are surrenderable without charge. More than 16.8% of these relate to individual life products. These risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent against withdrawal by long-term policyholders. Insurance liabilities that are surrendered or withdrawn are reduced by outstanding policy loans and related accrued interest prior to payout.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


15. RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES

   The following table reconciles net income to net cash provided by operating activities:

--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,                       1997       1996      1995
($ in millions)
--------------------------------------------------------------------------------
Net Income From Continuing Operations                 $ 839     $ 633     $ 547
   Adjustments to reconcile net income to
   net cash provided by operating activities:
      Realized gains                                   (199)      (65)     (106)
      Deferred federal income taxes                      10        58        57
      Amortization of deferred policy
      acquisition costs and value of
      insurance in force                                293       281       290
      Additions to deferred policy
      acquisition costs                                (471)     (350)     (454)
      Investment income accrued                          14         2        (9)
      Premium balances receivable                         3        (6)       (8)
      Insurance reserves and accrued expenses           131        (1)      291
      Other                                             206       255        62
--------------------------------------------------------------------------------
      Net cash provided by operating activities         826       807       670
      Net cash used in discontinued operations           --      (350)     (596)
      Net cash provided by operations                 $ 826     $ 457     $  74
--------------------------------------------------------------------------------


16. NON-CASH INVESTING AND FINANCING ACTIVITIES

   Significant noncash investing and financing activities include: a) the conversion of $119 million of real estate held for sale to other invested assets as a joint venture in 1997; b) the 1995 transfer of assets with a fair market value of approximately $1.5 billion and statutory reserves and other liabilities of approximately $1.5 billion to MetLife (see Note 2); c) the 1995 return of capital of Transport to TIGI (see Note 2); d) the acquisition of real estate through foreclosures of mortgage loans amounting to $10 million, $117 million and $97 million in 1997, 1996 and 1995, respectively;
   e) the acceptance of purchase money mortgages for sales of real estate aggregating $4 million, $23 million and $27 million in 1997, 1996 and 1995, respectively.

                                   GOLD TRACK
                               GOLD TRACK SELECT



                      STATEMENT OF ADDITIONAL INFORMATION

                                    FUND QP





                        Group Variable Annuity Contract
                                   issued by





                        The Travelers Insurance Company
                                One Tower Square
                          Hartford, Connecticut 06183





L-12549S                                                              May, 1998

                                     PART C

                               OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a) The financial statements of the Registrant and the Report of Independent Accountants thereto are contained in the Registrant's Annual Report and are incorporated into the Statement of Additional Information by reference. The financial statements of the Registrant include:

                 Statement of Assets and Liabilities as of December 31, 1997 Statement of Operations for the year ended December 31, 1997 Statement of Changes in Net Assets for the year ended December
                     31, 1997 and for the period October 8, 1996 (date operations commenced) to December 31, 1996
                 Statement of Investments as of December 31, 1997
                 Notes to Financial Statements

         The consolidated financial statements of The Travelers Insurance Company and Subsidiaries and the report of Independent Accountants, are contained in the Statement of Additional Information. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries include:

                 Consolidated Statements of Income and Retained Earnings for
                      the years ended December 31, 1997, 1996 and 1995
                 Consolidated Balance Sheets as of December 31, 1997 and 1996
                 Consolidated Statements of Cash Flows for the years ended
                      December 31, 1997, 1996 and 1995
                 Notes to Consolidated Financial Statements.


(b)      Exhibits

1. Resolution of The Travelers Insurance Company Board of Directors authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to the Registration statement on Form N-4, filed January 11, 1996.)

2.       Exempt.

3(a). Distribution and Management Agreement among the Registrant, The Travelers Insurance Company and Tower Square Securities, Inc. (Incorporated herein by reference to Exhibit 3(a) to the Registration Statement on Form N-4, filed January 11, 1996.)

3(b). Form of Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to the Registration Statement on Form N-4, filed January 11, 1996.)

4.       Variable Annuity Contract(s).  (Incorporated herein by reference to
         Exhibit 4 to the Registration Statement on Form N-4, filed August 27, 1996.)

5.       None.

6(a). Charter of The Travelers Insurance Company, as amended on October 19, 1994. (Incorporated herein by reference to Exhibit 3(a)(i) to Registration Statement on Form S-2, File No. 33-58677, filed via Edgar on April 18, 1995.)

6(b). By-Laws of The Travelers Insurance Company, as amended on October 20, 1994. (Incorporated herein by reference to Exhibit 3(b)(i) to the Registration Statement on Form S-2, File No. 33-58677, filed via Edgar on April 18, 1995.)

7.       None.

8.       None.

9. Opinion of Counsel as to the legality of securities being registered. (Incorporated herein by reference to Exhibit 9 to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 filed April 30, 1997.)

10(a).   Consent of Coopers & Lybrand L.L.P., Independent Accountants.

10(b).   Consent of KPMG Peat Marwick LLP, Independent Certified Public
         Accountants.

11.      Not Applicable.

12.      None

13. Schedule for computation of each performance quotation - Standardized and Non-Standardized. (Incorporated herein be reference to Exhibit No. 13 to the Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, filed April 30, 1997.)

15(a). Powers of Attorney authorizing Jay S. Fishman or Ernest J. Wright as signatory for Robert I. Lipp, Michael A. Carpenter, Charles O. Prince III, Marc P. Weill, Irwin R. Ettinger, Donald T. DeCarlo and Christine
         B. Mead. (Incorporated herein by reference to Exhibit 15 to the Registration Statement on Form N-4, filed January 11, 1996.)

15(b). Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Michael A. Carpenter, Jay S. Benet, George C. Kokulis, Ian R. Stuart, and Katherine M. Sullivan. (Incorporated herein by reference to Exhibit 15(b) to the Registration Statement on Form N-4, filed August 27, 1996.)

15(c). Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Ian R. Stuart. (Incorporated herein by reference to Exhibit No. 15(c) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, filed April 30, 1997.)

Item 25.  Directors and Officers of the Depositor

Name and Principal                                 Positions and Offices
Business Address                                   with Depositor
----------------                                   -------------------------------------------
Michael A. Carpenter*                              Director, Chairman of the Board
                                                   President and Chief Executive Officer
Jay S. Benet*                                      Director and Senior Vice President
George C. Kokulis*                                 Director and Senior Vice President
Robert I. Lipp*                                    Director
Ian R. Stuart*                                     Director, Senior Vice President,
                                                   Chief Financial Officer, Chief
                                                   Accounting Officer and Controller
Katherine M. Sullivan*                             Director and Senior Vice President
                                                   and General Counsel
Marc P. Weill**                                    Director and Senior Vice President
Stuart Baritz**                                    Senior Vice President
Jay S. Fishman*                                    Senior Vice President
Elizabeth C. Georgakopoulos*                       Senior Vice President
Barry Jacobson*                                    Senior Vice President
Russell H. Johnson*                                Senior Vice President
Warren H. May*                                     Senior Vice President
Christine M. Modie*                                Senior Vice President
David A. Tyson*                                    Senior Vice President
F. Denney Voss*                                    Senior Vice President
Paula Burton*                                      Vice President
Virginia M. Meany*                                 Vice President
Selig Ehrlich*                                     Vice President and Actuary
Donald R. Munson, Jr.*                             Second Vice President
Ernest J. Wright*                                  Vice President and Secretary
Kathleen A. McGah*                                 Assistant Secretary and Counsel


Principal Business Address:
*  The Travelers Insurance Company                                **Travelers Group Inc.
   One Tower Square                                                 388 Greenwich Street
   Hartford, CT  06183                                              New York, N.Y. 10013



Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

Incorporated herein by reference to Item 26 to Post-Effective Amendment No. 5 to the Registration Statement on form N-4, File No. 33--73466, filed April 10, 1998.



Item 27.  Number of Contract Owners

As of March 1, 1998, 9,581 contract owners held qualified and non-qualified contracts offered through the Registrant.

Item 28.  Indemnification

Section 33-770 of the Connecticut General Statutes ("C.G.S.") regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

C.G.S. Section 33-770 provides an exclusive remedy; a Connecticut corporation cannot indemnify a director or officer to an extent either greater or less than that authorized by the statute, e.g., pursuant to its certificate of incorporation, by-laws, or any separate contractual arrangement. However, the statute does specifically authorize a corporation to procure indemnification insurance to provide greater indemnification rights. The premiums for such insurance may be shared with the insured individuals on an agreed basis.

Travelers Group Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Depositor. This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the Federal securities laws.

Rule 484 Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liability (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriter

    (a)  Tower Square Securities, Inc.
         One Tower Square
         Hartford, CT 06183

         Tower Square Securities, Inc. also serves as the principal underwriter for:

          The Travelers Growth and Income Stock Account for Variable Annuities The Travelers Quality Bond Account for Variable Annuities
          The Travelers Money Market Account for Variable Annuities
          The Travelers Timed Growth and Income Stock Account for Variable
             Annuities
          The Travelers Timed Short-Term Bond Account for Variable Annuities The Travelers Timed Aggressive Stock Account for Variable Annuities The Travelers Timed Bond Account for Variable Annuities
          The Travelers Fund U for Variable Annuities
          The Travelers Fund VA for Variable Annuities
          The Travelers Fund UL for Variable Life Insurance
          The Travelers Fund UL II for Variable Life Insurance
          The Travelers Fund BD for Variable Annuities
          The Travelers Fund BD II for Variable Annuities
          The Travelers Variable Life Insurance Separate Account One
          The Travelers Variable Life Insurance Separate Account Three
          The Travelers Variable Life Insurance Separate Account Two
          The Travelers Variable Life Insurance Separate Account Four
          The Travelers Fund ABD for Variable Annuities
          The Travelers Fund ABD II for Variable Annuities
          The Travelers Fund BD III for Variable Annuities
          The Travelers Fund BD IV for Variable Annuities
          The Travelers Separate Account PF for Variable Annuities
          The Travelers Separate Account PF II for Variable Annuities

(b)      Name and Principal                            Positions and Offices
         Business Address *                            With Underwriter
         ------------------                             --------------------------------
         Russell H. Johnson                            Chairman of the Board, Chief Executive Officer,
                                                       President and Chief Operating Officer
         William F. Scully, III                        Member, Board of Directors,
                                                       Senior Vice President, Treasurer
                                                       and Chief Financial Officer
         Cynthia P. Macdonald                          Vice President, Chief Compliance Officer
                                                       and Assistant Secretary
         Joanne K. Russo                               Member, Board of Directors
                                                       Senior Vice President
         William D. Wilcox                             General Counsel and Secretary
         Kathleen A. McGah                             Assistant Secretary
         Jay S. Benet                                  Member, Board of Directors
         George C. Kokulis                             Member, Board of Directors
         Warren H. May                                 Member, Board of Directors
         Donald R. Munson, Jr.                         Senior Vice President
         Stuart L. Baritz                              Vice President
         Michael P. Kiley                              Vice President
         Tracey Kiff-Judson                            Vice President
         Robin A. Jones                                Second Vice President
         Whitney F. Burr                               Second Vice President
         Marlene M. Ibsen                              Second Vice President

(b) (cont'd)
         Name and Principal                            Positions and Offices
         Business Address *                            With Underwriter
         ------------------                            --------------------------------
         John J. Williams, Jr.                         Director and Assistant Compliance Officer
         Susan M. Cursio                               Director and Operations Manager
         Dennis D. D'Angelo                            Director
         Thomas P. Tooley                              Director
         Nancy S. Waldrop                              Assistant Treasurer

*   Principal business address:  One Tower Square, Hartford, Connecticut  06183


(c)       Not Applicable.


Item 30.  Location of Accounts and Records

         The Travelers Insurance Company
         One Tower Square
         Hartford, Connecticut  06183

Item 31.  Management Services

         Not applicable.


Item 32.  Undertakings

The undersigned Registrant hereby undertakes:

(a) To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen months old for so long as payments under the variable annuity contracts may be accepted;

(b) To include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c) To deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.


The Company hereby represents:

(d) That the aggregate charges under the Contracts of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this post-effective amendment to this registration statement and has duly caused this post-effective amendment to this registration statement to be signed on its behalf in the City of Hartford, State of Connecticut, on April 22, 1998.


                THE TRAVELERS SEPARATE ACCOUNT QP FOR VARIABLE ANNUITIES
                                      (Registrant)

                            THE TRAVELERS INSURANCE COMPANY
                                      (Depositor)

                        By:  *IAN R. STUART
                             --------------------------------------------------
                             Ian R. Stuart
                             Senior Vice President, Chief Financial Officer Chief Accounting Officer and Controller

As required by the Securities Act of 1933, this amendment to this registration statement has been signed by the following persons in the capacities indicated on this 22nd day of April, 1998.


*MICHAEL A. CARPENTER                                    Director and Chairman of the Board,
--------------------------------------                   President and Chief Executive Officer
(Michael A. Carpenter)

*JAY S. BENET                                            Director
--------------------------------------
(Jay S. Benet)

*GEORGE C. KOKULIS                                       Director
--------------------------------------
(George C. Kokulis)

*ROBERT I. LIPP                                          Director
--------------------------------------
(Robert I. Lipp)

*IAN R. STUART                                           Director, Senior Vice President, Chief Financial
--------------------------------------                   Officer, Chief Accounting Officer and Controller
 (Ian R. Stuart)

*KATHERINE M. SULLIVAN                                   Director, Senior Vice President and
--------------------------------------                   General Counsel
(Katherine M. Sullivan)

*MARC P. WEILL                                           Director
--------------------------------------
(Marc P. Weill)


 *By:  Ernest J. Wright, Attorney-in-Fact

                                 EXHIBIT INDEX

Exhibit
No.         Description                                                                           Method of Filing
--------    -----------                                                                           ----------------
1.          Resolution of The Travelers Insurance Company Board of
            Directors authorizing the establishment of the Registrant.
            (Incorporated herein by reference to Exhibit 1 to the
            Registration Statement on Form N-4, filed January 11, 1996.)

3(a).       Distribution and Management Agreement among the Registrant,
            The Travelers Insurance Company and Tower Square Securities, Inc.
            (Incorporated herein by reference to Exhibit 3(a) to the Registration
            Statement on Form N-4, filed January 11, 1996.)

3(b). Form of Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to the Registration Statement on Form N-4, filed January 11, 1996.)

4. Variable Annuity Contract(s). (Incorporated herein by reference to Exhibit 4 to the Registration Statement on Form N-4, filed
            August 27, 1996.)

6(a).       Charter of The Travelers Insurance Company, as amended on
            October 19, 1994. (Incorporated herein by reference to Exhibit 3(a)(i) to the Registration Statement on Form S-2,
            File No. 33-58677, filed via Edgar on April 18, 1995.)

6(b).       By-Laws of The Travelers Insurance Company, as amended on
            October 20, 1994. (Incorporated herein by reference to Exhibit 3(b)(i) to the Registration Statement on Form S-2,
            File No. 33-58677, filed via Edgar on April 18, 1995.)

9. Opinion of Counsel as to the legality of securities being registered by Registrant. (Incorporated herein by reference to xhibit 9 to Post-Effective Amendment No. 3 to the Registration tatement on Form N-4 filed April 30, 1997.)

10(a).      Consent of Coopers & Lybrand L.L.P., Independent Accountants.                         Electronically

10(b).      Consent of KPMG Peat Marwick LLP, Independent Certified                               Electronically
            Public Accountants.

13.         Schedule of computation of each performance quotation -
            Standardized and Non-Standardized. (Incorporated herein by reference to Exhibit 13 to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, filed April 30, 1997.)

Exhibit
No.         Description                                                                        Method of Filing
----------  -----------                                                                        ----------------
15.         Powers of Attorney authorizing Jay S. Fishman or Ernest J.
            Wright as signatory for Robert I. Lipp, Michael A Carpenter,
            Charles O. Prince III, Marc P. Weill, Irwin R. Ettinger,
            Donald T. DeCarlo and Christine B. Mead.  (Incorporated herein by reference to Exhibit 15 to the Registration Statement on
            Form N-4, filed January 11, 1996.)

15(b).      Powers of Attorney authorizing Ernest J. Wright or Kathleen A.
            McGah as signatory for Michael A. Carpenter, Jay S. Benet,
            George C. Kokulis, Ian R. Stuart and Katherine M. Sullivan.
            (Incorporated herein by reference to Exhibit 15(b) to the Registration
            Statement on Form N-4, filed August 27, 1996.)

15(c).      Power of Attorney authorizing Ernest J. Wright or Kathleen A.
            McGah as signatory for Ian R. Stuart. (Incorporated herein by reference to Exhibit No. 15(c) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, filed April 30, 1997.)
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